     As filed with the Securities and Exchange Commission on April 30, 2003


                                                      Registration Nos. 33-58796
                                                                    and 811-7534


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                     Post-Effective Amendment No. 17                   [X]
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           [ ]
                                   ACT OF 1940
                             Amendment No. 2                           [X]


              SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                               (Name of Depositor)

                    190 Carondelet Plaza, St. Louis, MO 63105
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (314) 862-2211

 Name and Address of Agent for Service:                  Copy to:

       Gregg P. Hirsch, Esquire                  Stephen E. Roth, Esquire
  Metropolitan Life Insurance Company        Sutherland Asbill & Brennan LLP
           1 Madison Avenue                   1275 Pennsylvania Avenue, N.W.
          New York, NY 10010                    Washington, DC 20004-2415


It  is proposed that this filing will become effective:
     [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]  On May 1, 2003, pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ]  On (May 1), pursuant to paragraph (a)(1) of Rule 485


                                   ----------

                      Title of securities being registered:
     Group and Individual Flexible Premium Variable Life Insurance Contracts

[LOGO] SCUDDER
INVESTMENTS
                [LOGO OF SCUDDER VARIABLE LIFE INVESTMENT FUND]


[LOGO]
Paragon Life
A MetLife(R) Company[LOGO OF PARAGON LIFE INSURANCE COMPANY]

             . GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES

               Prospectus dated May 1, 2003
                                                                          50407
                                                                            Com

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. Registered representatives of broker-dealers that have entered into written sales agreements with GAD will sell the Policies. Those registered representatives are registered with the NASD and with the states in which they do business. More information about GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.

                  The date of this Prospectus is May 1, 2003.

    Group and Individual Flexible Premium Variable Life Insurance Policies


                                   Issued by



             Separate Account B of Paragon Life Insurance Company


                                      And


                        Paragon Life Insurance Company



                             190 Carondelet Plaza


                              St. Louis, MO 63105


                                (800)-685-0124



                                  PROSPECTUS



                                  May 1, 2003


This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."



The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.



You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.



A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.



Please note that the Policies and the Funds:



  .   are not guaranteed to achieve their goals;


  .   are not federally insured;


  .   are not endorsed by any bank or government agency; and


  .   are subject to risks, including loss of the amount invested.



 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.



The following Funds are available through this Policy:



                          SVSI Money Market Portfolio


                              SVSI Bond Portfolio


                         SVSI Capital Growth Portfolio


                            SVSI Balanced Portfolio


                       SVSI Growth and Income Portfolio


                        SVSI Global Discovery Portfolio


                         SVSI International Portfolio


                          SVSI 21st Century Portfolio


                            SVSII Growth Portfolio



                  The date of this Prospectus is May 1, 2003

                               TABLE OF CONTENTS


   Policy Benefits/Risks Summary.........................................  4
      Policy Benefits
      Policy Risks
      Portfolio Risks
   Fee Table.............................................................  8
   Issuing the Policy.................................................... 12
      General Information
      Procedural Information
      Right to Examine Policy (Free Look Right)
      Ownership Rights
      Modifying the Policy
   Premiums.............................................................. 15
      Minimum Initial Premium
      Premium Flexibility
      Continuance of Insurance
      Premium Limitations
      Refund of Excess Premium for Modified Endowment Contracts ("MECs")
      Allocation of Net Premiums and Cash Value
   The Company........................................................... 17
      The Company
   The Separate Account and the Funds.................................... 17
      The Separate Account
      The Funds
   Policy Values......................................................... 21
      Policy Cash Value
      Cash Surrender Value
      Cash Value in Each Separate Account Division
   Policy Benefits....................................................... 22
      Death Benefit
      Death Benefit Options
      Changing Death Benefit Options
      Changing Face Amount
      Settlement Options
      Accelerated Death Benefits
      Surrender and Partial Withdrawals
      Transfers
      Loans
      Conversion Right to a Fixed Benefit Policy
      Eligibility Change Conversion
      Payment of Benefits at Maturity
      Telephone, Facsimile and Online Requests
   Policy Lapse and Reinstatement........................................ 29
      Lapse
      Reinstatement
   Charges and Deductions................................................ 29
      Transaction Charges
      Periodic Charges
      Annual Fund Operating Expenses
   Federal Tax Matters................................................... 33
      Tax Status of the Policy

              Tax Treatment of Policy Benefits
           Additional Benefits and Riders....................... 37
           Distribution of the Policies......................... 37
           General Provisions of the Group Contract............. 38
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations..................................... 39
           Legal Proceedings.................................... 39
           Financial Statements................................. 39
           Glossary............................................. 40
           Statement of Additional Information Table of Contents 42

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.


An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.



  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.



  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.



So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


Surrenders, Partial Withdrawals, Transfers and Loans




Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse.


Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy).


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


Other Policy Benefits

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.


Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.


Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.


Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

Eligibility Change Conversion:   In the event that the Insured is no longer
eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


Risk of an Increase in Current Fees and Expenses



Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


Policy Lapse


If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment


We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, because there is limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Cash Value until there is a distribution from the Policy.



Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax and may increase the risk that your policy will lapse.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals


We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.



We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Loans


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.


                                        Transaction Fees
------------------------------------------------------------------------------------------------
----------------------------- ------------------------           Amount Deducted/(1)/
                             -                        ------------------------------------------
                                                        Maximum Guaranteed
           Charge             When Charge is Deducted         Charge           Current Charge
-                             -                        -----------------------------------------
Premium Expense Charge          Upon receipt of each
                                  premium payment

For Policies issued under                                 1.00% of each        1.00% of each
Group Contracts                                          premium payment      premium payment

Only for Policies treated as                              2.00% of each        2.00% of each
individual contracts under                               premium payment      premium payment
Omnibus Budget
Reconciliation Act of 1990
------------------------------------------------------------------------------------------------
Premium Tax Charge              Upon receipt of each
                                  premium payment

For Policies not issued under                             2.00% of each        2.00% of each
Executive Programs                                       premium payment      premium payment

Only for Policies issued                                  2.25% of each        2.25% of each
under Executive Programs                                 premium payment      premium payment
------------------------------------------------------------------------------------------------
Partial Withdrawal Charge        Upon each partial     The lesser of $25 or The lesser of $25 or
                                withdrawal from the      2% of the amount     2% of the amount
                                       Policy               withdrawn            withdrawn
------------------------------------------------------------------------------------------------
Transfer Charge                Upon each transfer in     $25 per transfer            $0
                              excess of 12 in a Policy
                                        Year
------------------------------------------------------------------------------------------------
Accelerated Death Benefit          At the time an              $100                  $0
Administrative Charge            accelerated death
                                  benefit is paid

--------

/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
------------------------------- -----------------------                 Amount Deducted
                               -                       ------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-                               -                       -----------------------------------------------
Cost of Insurance Charge/(1)/      On the Investment
per $1000 of net amount at      Start Date and on each
risk                              succeeding Monthly
..Minimum/(2)/ and                     Anniversary           Age 17 - $0.163         Age 17 - $0.043
..Maximum/(3)/ Charges                                      Age 94 - $31.307        Age 94 - $16.163
..Charge for an insured,         On the Investment Start
  attained age 40, in an           Date and on each
  Executive Program with          succeeding Monthly
  250 participants rate class         Anniversary               $60.60                  $17.00
-------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/      On the Investment Start (i) $6 per month during   (i) Fewer than 1000
                                   Date and on each      the first Policy Year   employees, $3.50 per
                                  succeeding Monthly    (ii) $3.50 per month in          month
                                      Anniversary            renewal years       (ii) 1000+ employees,
                                                                                    $2.00 per month
-------------------------------------------------------------------------------------------------------
Mortality and Expense Risk               Daily          0.90% (annually) of the 0.75% of the net assets
Charge                                                    net assets of each    of each Division of the
                                                            Division of the        Separate Account
                                                           Separate Account
-------------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                    0.75%
                                      Anniversary
-------------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $200,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.



/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker in an Executive Program with 250 participants rate class.



/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker in an Executive Program with 250 participants rate class.



/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.



/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account
     (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                        Periodic Charges Other Than Fund Operating Expenses
----------------------------------------------------------------------------------------------------
                                                                      Amount Deducted
                                                       ---------------------------------------------
----------------------------------------------------------------------------------------------------
                                                         Maximum Guaranteed
           Charge              When Charge is Deducted         Charge             Current Charge
----------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
----------------------------------------------------------------------------------------------------
Waiver of Monthly Deductions   On rider start date and
Rider (per $1.00 of waived         on each Monthly            $0.0061                $0.0061
deduction)                           Anniversary              $0.2057                $0.2057
..Minimum/(2)/ and                                              $1.35                  $1.35
  Maximum/(7)/ Charges
..Charge for an Insured,
  attained age 40, in an
  Executive Program with 250
  participants rate class
----------------------------------------------------------------------------------------------------
Children's Life Insurance      On rider start date and         $0.16                  $0.16
Rider per $1000 of coverage        on each Monthly
..Minimum and Maximum                 Anniversary
  Charges for all Children
----------------------------------------------------------------------------------------------------
Spouse's Life Insurance Rider  On rider start date and         $0.148                $0.0388
per $1000 of coverage              on each Monthly             $5.163                 $3.539
..Minimum/(2)/ and                    Anniversary               $22.73                 $10.50
  Maximum/(8)/ Charges
..Charge for a spouse,
  attained age 40, in an
  Executive Program with 250
  participants rate class
----------------------------------------------------------------------------------------------------
Accelerated Death Benefit                N/A           See "Accelerated Death See "Accelerated Death
Settlement Option Rider                                benefit Administrative benefit Administrative
                                                       Charge" in Transaction Charge" in Transaction
                                                          Fees table above       Fees table above
----------------------------------------------------------------------------------------------------

--------

/(6)/The optional charges shown in the table may not be typical of the charges you will pay. Your policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office. Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $200,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount.)



/(7)/This minimum charge is based on an insured with the following characteristics: Attained in an Executive Program with 250 participants rate class.



/(8)/This maximum charge is based on an insured with the following characteristics: Attained in an Executive Program with 250 participants rate class.

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future.



This table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2002. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


Range of Annual Fund Operating Expenses/(1)/


                                                            Minimum Maximum
    -----------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that
      are deducted from Fund assets, including management
      fees, distribution (12b-1) fees, and other expenses)   0.43%   1.19%
    -----------------------------------------------------------------------
    Total Net Annual Fund Operating Expenses/(2)/ (expenses
      that are deducted from Fund assets, including
      management fees, distribution (12b-1) fees, and other
      expenses--after contractual reimbursement of expenses
      and waiver of fees)                                    0.43%   1.19%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.



/(2)/The range of Total Net Annual Fund Operating Expenses takes into account contractual arrangements that require a Fund portfolio's investment adviser to reimburse fees or waive expenses for two Fund portfolios until April 30, 2004.



The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.



                                                                                           Net
                                                                                          Total
                                                                Gross                    Annual
                                                                Total     Amount of     Expenses
                                     Management 12b-1  Other    Annual    Waiver or   (contractual
Fund                                    Fees    Fees  Expenses Expenses Reimbursement arrangements)
---------------------------------------------------------------------------------------------------
SVSI Money Market Portfolio            0.37%    0.00%  0.06%    0.43%       0.00%         0.43%
---------------------------------------------------------------------------------------------------
SVSI Bond Portfolio                    0.48%    0.00%  0.07%    0.55%       0.00%         0.55%
---------------------------------------------------------------------------------------------------
SVSI Capital Growth Portfolio          0.47%    0.00%  0.04%    0.51%       0.00%         0.51%
---------------------------------------------------------------------------------------------------
SVSI Balanced Portfolio                0.48%    0.00%  0.08%    0.56%       0.00%         0.56%
---------------------------------------------------------------------------------------------------
SVSI Growth and Income Portfolio       0.48%    0.00%  0.09%    0.57%       0.00%         0.57%
---------------------------------------------------------------------------------------------------
SVSI Global Discovery Portfolio/(1)/   0.98%    0.00%  0.21%    1.19%       0.00%         1.19%
---------------------------------------------------------------------------------------------------
SVSI International Portfolio           0.87%    0.00%  0.16%    1.03%       0.00%         1.03%
---------------------------------------------------------------------------------------------------
SVSI 21st Century Growth
  Portfolio/(1)/                       0.88%    0.00%  0.23%    1.11%       0.00%         1.11%
---------------------------------------------------------------------------------------------------
SVSII Growth Portfolio                 0.60%    0.00%  0.04%    0.64%       0.00%         0.64%

--------
/(1)/Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: SVSI Global Discovery (1.40%) and SVSI 21st Century Growth (1.50%).

ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end.

Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility


After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement."


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance


Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.


Premium Limitations


Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate your net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:

  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate

Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.

----------------------------------------------------------------------------------------------------
     Portfolio      Investment Manager                      Investment Objective
----------------------------------------------------------------------------------------------------
SVSI Money market   Deutsche Investment The Money Market Portfolio seeks to maintain the
Portfolio           Management          stability of capital and, consistent therewith, to maintain
                    Americas Inc.       the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-
                                        term securities. The Portfolio seeks to maintain a net asset value of $1.00 per share. Unless otherwise indicated, the
                                        portfolio's investment objective and policies may be
                                        changed without a vote of shareholders.
----------------------------------------------------------------------------------------------------
SVSI Bond Portfolio Deutsche Investment The Bond Portfolio seeks to provide a high level of
                    Management          income consistent with a high quality portfolio of debt
                    Americas Inc.       securities. It does this by using a flexible investment
                                        program that emphasizes high-grade bonds. Unless
                                        otherwise indicated, the portfolio's investment objective
                                        and policies may be changed without a vote of
                                        shareholders.
----------------------------------------------------------------------------------------------------
SVSI Capital Growth Deutsche Investment The Capital Growth Portfolio seeks to maximize long-
Portfolio           Management          term capital growth through a broad and flexible
                    Americas Inc.       investment program. The portfolio invests at least 65% of
                                        total assets in common stocks of U.S. companies. Unless
                                        otherwise indicated, the portfolio's investment objective
                                        and policies may be changed without a vote of
                                        shareholders.
----------------------------------------------------------------------------------------------------
SVSI Balanced       Deutsche Investment The Balanced Portfolio seeks a balance of growth and
Portfolio           Management          income from a diversified portfolio of equity and fixed
                    Americas Inc.       income securities. Unless otherwise indicated, the
                                        portfolio's investment objective and policies may be
                                        changed without a vote of shareholders.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
      Portfolio       Investment Manager                     Investment Objective
----------------------------------------------------------------------------------------------------
SVSI Growth and       Deutsche Investment The Growth and Income Portfolio seeks long-term growth
Income Portfolio      Management          of capital, current income and growth of income. Unless
                      Americas Inc.       otherwise indicated, the portfolio's investment objective
                                          and policies may be changed without a vote of
                                          shareholders.
                      --------------------
----------------------------------------------------------------------------------------------------
SVSI Global Discovery Deutsche            The Global Discovery Portfolio seeks above-average
Portfolio             Investment          capital appreciation over the long term by investing
                      Management          primarily in the equity securities of small companies
                      Americas Inc.       located throughout the world. Unless otherwise indicated,
                                          the portfolio's investment objective and policies may be
                                          changed without a vote of shareholders.
----------------------------------------------------------------------------------------------------
SVSI International    Deutsche            The International Portfolio seeks long-term growth in
Portfolio             Investment          capital primarily through diversified holdings of
                      Management          marketable foreign equity investments. The portfolio
                      Americas Inc.       invests primarily in common stocks of established
                                          companies, listed on foreign exchanges, which the
                                          portfolio management team believes have favorable
                                          characteristics. The portfolio will invest in companies in at least three different countries, excluding the United
                                          States. Unless otherwise indicated, the portfolio's
                                          investment objective and policies may be changed
                                          without a vote of shareholders.
----------------------------------------------------------------------------------------------------
SVSI 21st Century     Deutsche            The 21st Century Growth Portfolio seeks long-term
Portfolio             Investment          growth of capital by investing primarily in equity
                      Management          securities issued by emerging growth companies. Unless
                      Americas Inc.       otherwise indicated, the portfolio's investment objective
                                          and policies may be changed without a vote of
                                          shareholders.
----------------------------------------------------------------------------------------------------
SVSII Growth          Deutsche            The Growth Portfolio seeks maximum appreciation of
Portfolio             Investment          capital. The portfolio normally invests at least 65%
                      Management          of total assets in common stocks of large U.S. companies
                      Americas Inc.       that are similar in size to the companies in the Russell
                                          1000 Growth Index (as of December 31, 2001, the Russell
                                          1000 Growth Index had a median market capitalization of
                                          $3.6 billion).
----------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value


The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.


Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus

  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus

  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office satisfactory proof of the Insured's death. We may require the Owner to return the Policy. [If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.] We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")


Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits


We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting payment of accelerated death benefit.


Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.


Transfers

An Owner may transfer Cash Value, (not including amounts credited to the Loan Account,) among the Divisions available with the Policy. The following features apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Divisions of the Separate Account. If a pattern of excessive trading by a Policy owner or the Policy owner's agent develops, we reserve the right not to process the transfer request. When we identify such a pattern of excessive trading, we will immediately notify you or, as appropriate, we will notify your agent who will then notify you, that the transfer request has not been processed and that any additional requests for transfers will be subject to certain restrictions, including the loss of any telephone or electronic transfer privileges. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed. Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.


The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.

  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonable believe to be authentic. The Owner bears the risk of any such loss.

  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.

  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.


Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================


We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectations.

Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition for certain policies, deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2.25% on premiums received in connection with Policies issued under Executive Programs.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer.

                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the

Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.


Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.



  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.



  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.



  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.



  . Spouse Life Insurance Rider. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named

      Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.


Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."


Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.



Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider

  .   Children's Life Insurance Rider

  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

The maximum commissions payable to a broker-dealer are one of the following options:


                        Option FIRST YEAR RENEWAL YEARS
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3     A+1+2+3         A
                        -------------------------------


A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 =2% of any unscheduled premiums received.

3 =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests-in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)-should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.


   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211


                      STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2003, and the prospectuses for Scudder Variable Series I and Scudder Variable Series II. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

   The date of this Statement of Additional Information is May 1, 2003.


   Underlying Funds Through:



                              Scudder Investments


[LOGO]
Paragon Life
A MetLife(R) Company

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION


================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.


   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options


   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.


   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the


  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus


  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================

   General American Distributors ("GAD"), acts as the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers
(NASD) and the Securities Investor Protection Corporation (SIPC), and is registered with the securities commissions of the states in which it operates. GAD is a Missouri corporation formed on October 3, 2000, and currently located at 700 Market Street, St. Louis, Missouri 63101. The Policies are sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

   We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

   The Policies are sold by broker-dealers that have entered into sales agreements with the Company and GAD. Those broker-dealers will receive commissions based upon a commission schedule in those sales agreements. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, compensation may be paid to representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

   Maximum commissions are payable to a broker-dealer under one of the following options:

                                             Renewal
                           Option First Year  Years
                           -------------------------
                             1       A+B       a+b
                           -------------------------
                             2       A+B       a+c
                           -------------------------
                             3     A+1+2+3      a
                           -------------------------


A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.

a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy
    Year.

1 = 20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

   GAD received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                            Aggregate Amount of
                                        Commissions Retained by GAD*
         Fiscal  Aggregate Amount of  After Payments to its Registered
          Year  Commissions Paid GAD* Persons and Other Broker-Dealers
         -------------------------------------------------------------
          2000           $0                          $0
         -------------------------------------------------------------
          2001           $0                          $0
         -------------------------------------------------------------
          2002           $0                          $0
         -------------------------------------------------------------




* No commissions are paid to GAD but are paid directly to the selling broker dealers. (Total commissions were: $10,609 in 2002; $14,977 in 2001; and $5,173 in 2000.)


   Additional compensation may be paid to Metropolitan Life Insurance Company representatives for referral fees or other consultants for specific services. There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We area wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets


   The Company holds assets of the Separate Account, physically segregated and held apart from our general assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.


                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, have been passed upon Gregg P. Hirsch, Associate General Counsel, Metropolitan Life Insurance Company.


                                    Experts




   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements




   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                     40.....    250%    61..........    128%
                     41.....    243     62..........    126
                     42.....    236     63..........    124
                     43.....    229     64..........    122
                     44.....    222     65..........    120
                     45.....    215     66..........    119
                     46.....    209     67..........    118
                     47.....    203     68..........    117
                     48.....    197     69..........    116
                     49.....    191     70..........    115
                     50.....    185     71..........    113
                     51.....    178     72..........    111
                     52.....    171     73..........    109
                     53.....    164     74..........    107
                     54.....    157     75-90.......    105
                     55.....    150     91..........    104
                     56.....    146     92..........    103
                     57.....    142     93..........    102
                     58.....    138     94..........    101
                     59.....    134     95 or older.    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2002 and 2001 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 9, 2003

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2002 and 2001
                 (in thousands of dollars, except share data)


                                                                2002     2001
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $119,204 $ 86,670
 Policy loans................................................   24,491   23,406
 Cash and cash equivalents...................................    7,978   16,236
                                                              -------- --------
        Total cash and invested assets.......................  151,673  126,312
                                                              -------- --------
 Reinsurance recoverables....................................      376      700
 Deposits relating to reinsured policyholder account balances   11,064    7,550
 Accrued investment income...................................    2,479    2,102
 Deferred policy acquisition costs...........................   18,041   10,592
 Value of business acquired..................................   24,606   23,041
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,837    3,032
 Other assets................................................      116      675
 Separate account assets.....................................  208,413  228,947
                                                              -------- --------
        Total assets......................................... $423,789 $406,135
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $122,878 $116,482
 Policy and contract claims..................................    2,277    1,106
 Federal income taxes payable................................    1,269      229
 Other liabilities and accrued expenses......................   13,773    4,894
 Payable to affiliates.......................................    1,148    2,755
 Due to separate account.....................................      437      450
 Deferred tax liability......................................   11,204    7,525
 Separate account liabilities................................  208,413  228,947
                                                              -------- --------
        Total liabilities....................................  361,399  362,388
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   33,032
    Accumulated other comprehensive income...................    4,248    1,170
    Retained earnings........................................   12,535    6,470
                                                              -------- --------
        Total stockholder's equity...........................   62,390   43,747
                                                              -------- --------
        Total liabilities and stockholder's equity........... $423,789 $406,135
                                                              ======== ========


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)


                                                                    2002     2001     2000
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $25,232  $23,996  $22,809
   Net investment income.........................................   9,410    8,784    8,748
   Commissions and expense allowances on reinsurance ceded.......     349      538      190
   Net realized investment (losses)..............................    (256)     (87)  (1,027)
                                                                  -------  -------  -------
       Total revenues............................................  34,735   33,231   30,720
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   6,789    4,979    4,742
   Interest credited to policyholder account balances............   6,588    6,432    5,743
   Commissions, net of capitalized costs.........................   1,036      713      381
   General and administration expenses, net of capitalized costs.  13,565   14,052   12,787
   Amortization of deferred policy acquisition costs.............    (501)     751       --
   Amortization of value of business acquired....................  (1,979)     854    2,092
   Amortization of goodwill......................................      --      177      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  25,498   27,958   25,922
                                                                  -------  -------  -------
       Income before federal income tax expense..................   9,237    5,273    4,798
Federal income taxes.............................................   3,172    1,898    1,703
                                                                  -------  -------  -------
Net income.......................................................   6,065    3,375    3,095
Other comprehensive income.......................................   3,078      301      869
                                                                  -------  -------  -------
Comprehensive income............................................. $ 9,143  $ 3,676  $ 3,964
                                                                  =======  =======  =======




                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital   income (loss) earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2000.... $2,050  $34,057      $   --     $    --     $36,107
   Par value change...........  1,025   (1,025)         --          --          --
   Net income.................     --       --          --       3,095       3,095
   Other comprehensive income.     --       --         869          --         869
                               ------  -------      ------     -------     -------
Balance at January 1, 2001....  3,075   33,032         869       3,095      40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at December 31, 2002.. $3,075  $42,532      $4,248     $12,535     $62,390
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                                                 2002      2001      2000
                                                                               --------  --------  -------
Cash flows from operating activities:
   Net income................................................................. $  6,065  $  3,375  $ 3,095
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................      324       949     (335)
          Deposits relating to reinsured policyholder account balances........   (3,514)     (314)    (216)
          Accrued investment income...........................................     (377)      (98)    (151)
          Federal income tax payable..........................................    1,040      (354)    (424)
          Other assets........................................................     (246)     (921)  (1,493)
          Policy and contract claims..........................................    1,171      (465)    (120)
          Other liabilities and accrued expenses..............................    8,879     1,812     (103)
          Payable to affiliates...............................................   (1,607)     (162)    (886)
          Company ownership of separate account...............................        5        --       64
          Due to separate account.............................................      (18)      248       10
       Deferred tax expense...................................................    2,021     1,097    1,186
       Policy acquisition costs deferred......................................   (6,988)   (6,578)  (4,836)
       Amortization of deferred policy acquisition costs......................     (501)      751       --
       Amortization of value of business acquired.............................   (1,979)      854    2,092
       Amortization of goodwill...............................................       --       177      177
       Interest credited to policyholder accounts.............................    6,588     6,432    5,743
       (Accretion) / amortization of net investments..........................     (438)     (239)    (101)
       Net loss on sales and calls of investments.............................      256        87    1,027
                                                                               --------  --------  -------
Net cash provided by operating activities.....................................   10,681     6,651    4,729
                                                                               --------  --------  -------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (43,612)  (12,247)  (6,007)
   Sales, maturities and repayments of fixed maturities.......................   16,450    12,369    3,960
   Increase in policy loans, net..............................................   (1,085)   (3,339)  (3,113)
                                                                               --------  --------  -------
Net cash used in investing activities.........................................  (28,247)   (3,217)  (5,160)
                                                                               --------  --------  -------
Cash flows from financing activities:
   Capital contribution.......................................................    9,500        --       --
   Net policyholder account deposits..........................................     (192)    2,784     (142)
                                                                               --------  --------  -------
Net cash provided (used) in financing activities..............................    9,308     2,784     (142)
                                                                               --------  --------  -------
Net (decrease) increase in cash and cash equivalents..........................   (8,258)    6,218     (573)
Cash and cash equivalents at beginning of year................................   16,236    10,018   10,591
                                                                               --------  --------  -------
Cash and cash equivalents at end of year...................................... $  7,978  $ 16,236  $10,018
                                                                               ========  ========  =======
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $   (110) $ (1,155) $  (941)
                                                                               ========  ========  =======

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets (value of business acquired) totaling $31,753.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2002 and 2001, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of

                        PARAGON LIFE INSURANCE COMPANY
allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Accumulated amortization as of December 31, 2002 and 2001 was $354. Amortization expense for the years ended December 31, 2002, 2001 and 2000 were $0, $177, and $177, respectively. If the goodwill was not amortized for each of the years ended December 31, 2001 and 2000, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2002, 2001 and 2000. The actual crediting rate ranged from 5.6% to 6.1% in 2002, and 6.1% in 2001 and 2000.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial

                        PARAGON LIFE INSURANCE COMPANY
statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs


   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.


   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life

                        PARAGON LIFE INSURANCE COMPANY
insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,680, $1,714 and $1,947 for the years ended December 31, 2002, 2001, and 2000, respectively. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original maturities of 90 days or less.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $1,629 and $1,402 at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $229, $91 and $135 for the years ended December 31, 2002, 2001 and 2000, respectively.

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $2,602 and $1,737 at December 31, 2002 and 2001, respectively. Related amortization expense was $865, $647 and $162 for the years ended December 31, 2002, 2001 and 2000, respectively.

  (m) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

                        PARAGON LIFE INSURANCE COMPANY

  (n) New Accounting Pronouncements

   In January 2003, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 provides guidance surrounding consolidation based on controlling financial interest and provides new quantitative guidelines to various variable interest entities as defined in the statement. The interpretation applies immediately to variable interest entities created after January 31, 2003, and in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities acquired before February 1, 2003. Although the Company has not finalized its analysis of FIN 46, the Company does not believe it will be required to consolidate or disclose any information related to variable interest entities.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   In November 2002, FASB issued FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for fiscal periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45 scope, including guarantees issued prior to FIN 45. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company believes the adoption of FIN 45 did not have a significant impact on the Company's financial statements nor require additional disclosure.

   In June 2002, FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value in the period in which the liability is incurred. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. The adoption of SFAS 146 did not have a material impact on the Company's financial condition or results of operations.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting

                        PARAGON LIFE INSURANCE COMPANY

Principles Board Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions
("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. The Company has completed the required impairment tests of goodwill. The Company had no intangible assets as of December 31, 2001. There was no impairment of goodwill or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002 and 2001 are as follows:

                                                     2002
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,547   $   428     $   --    $  4,975
    Corporate securities.........   67,564     6,674      1,006      73,232
    Foreign Corporate securities.   19,457     1,924         93      21,288
    Foreign Government securities      496        60         --         556
    Mortgage-backed securities...   17,606     1,296         --      18,902
    Asset-backed securities......      245         6         --         251
                                  --------   -------     ------    --------
                                  $109,915   $10,388     $1,099    $119,204
                                  ========   =======     ======    ========

                                                     2001
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,654   $   156     $   27    $  4,783
    Corporate securities.........   55,279     3,015      4,839      53,455
    Foreign Corporate securities.   13,860       927         --      14,787
    Foreign Government securities       --        --         --          --
    Mortgage-backed securities...   12,382       747         --      13,129
    Asset-backed securities......      496        20         --         516
                                  --------   -------     ------    --------
                                  $ 86,671   $ 4,865     $4,866    $ 86,670
                                  ========   =======     ======    ========

                        PARAGON LIFE INSURANCE COMPANY

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less................. $  5,467   $  5,577
         Due after one year through five years...   12,592     13,691
         Due after five years through ten years..   19,433     21,065
         Due after ten years through twenty years   54,572     59,718
         Asset-backed securities.................      245        251
         Mortgage-backed securities..............   17,606     18,902
                                                  --------   --------
                                                  $109,915   $119,204
                                                  ========   ========

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities during 2002, 2001 and 2000 were $12,287 and $3,449 and 3,960, respectively. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. Gross gains of $7 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $766. There were no write-downs in 2001 or 2002.

   The sources of net investment income follow:

                                         2002    2001    2000
                                        ------  ------  ------
                 Fixed maturities...... $7,542  $6,681  $6,789
                 Policy loans..........  1,805   1,701   1,464
                 Short-term investments    167     469     577
                                        ------  ------  ------
                                         9,514   8,851   8,830
                 Investment expenses...   (104)    (67)    (82)
                                        ------  ------  ------
                 Net investment income. $9,410  $8,784  $8,748
                                        ======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2002     2001    2000
                                               -------  -------  ------
       Unrealized appreciation (depreciation):
       Fixed maturities available-for-sale.... $ 9,289  $ 4,098  $1,465
       Deferred policy acquisition costs......    (111)     (70)     --
       VOBA...................................  (2,643)  (2,228)   (128)
       Deferred income taxes..................  (2,287)    (630)   (468)
                                               -------  -------  ------
       Net unrealized appreciation............ $ 4,248  $ 1,170  $  869
                                               =======  =======  ======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,177 and $4,023 at December 31, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2002:
         Assets
             Fixed maturities, available for sale..... $119,204  $119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878
      December 31, 2001:
         Assets
             Fixed maturities, available for sale..... $ 86,670  $ 86,670
             Policy loans.............................   23,406    23,406
             Separate account assets..................  228,947   228,947
         Liabilities
             Policyholder account balances............  116,482   116,482

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2002, 2001 and 2000 as they relate to transactions with affiliates are summarized as follows:

                                                  2002    2001    2000
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
       Premiums for reinsurance ceded........... $28,670 $19,513 $18,445
       Policy benefits ceded....................  20,409  20,837  22,130
       Commissions and expenses ceded...........     349     538     190
       Reinsurance recoverables.................     261     631   1,617
       Reinsurance experience adjustment........   3,447      --      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2002, 2001 and 2000 were insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2002     2001     2000
                                                        -------  -------  --------
Balance at beginning of year........................... $10,592  $ 4,836  $ 24,357
Purchase adjustments...................................      --       --   (24,357)
Policy acquisition costs deferred......................   6,988    6,577     4,836
Policy acquisition costs amortized.....................     501     (751)       --
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..     (40)     (70)       --
                                                        -------  -------  --------
Balance at end of year................................. $18,041  $10,592  $  4,836
                                                        =======  =======  ========

(6) Value of Business Acquired

   A summary of the VOBA deferred and amortized is as follows:

                                                    2002     2001     2000
                                                  -------  -------  --------
  Balance at beginning of year................... $23,041  $25,995  $     --
  Purchase adjustments...........................      --       --   (28,215)
  VOBA amortized.................................  (1,979)     854     2,092
  VOBA relating to change in unrealized (gain) on
    investments available for sale...............    (414)  (2,100)     (128)
                                                  -------  -------  --------
  Balance at end of year......................... $24,606  $23,041  $ 25,995
                                                  =======  =======  ========

(7) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2002   2001   2000
                                           ------ ------ ------
                Current tax expense....... $1,151 $  801 $  517
                Deferred tax expense......  2,021  1,097  1,186
                                           ------ ------ ------
                Provision for income taxes $3,172 $1,898 $1,703
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2002    2001   2000
                                             ------  ------ ------
             Computed "expected" tax expense $3,233  $1,846 $1,679
             Other, net.....................    (61)     52     24
                                             ------  ------ ------
             Provision for income taxes..... $3,172  $1,898 $1,703
                                             ======  ====== ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2002, 2001 and 2000 are presented below:

                                                   2002    2001    2000
                                                  ------- ------- -------
      Deferred tax assets:
         Policy and contract liabilities......... $   378 $   439 $   554
         Tax capitalization of acquisition costs.   3,240   3,084   2,869
         Purchase adjustment.....................   1,342   1,236   1,456
         Capital loss carryforwards..............     779     775      --
         Reinsurance experience adjustment.......   1,132      --      --
         Other, net..............................     136     162     164
                                                  ------- ------- -------
      Total deferred tax assets.................. $ 7,007 $ 5,696 $ 5,043
                                                  ======= ======= =======
      Deferred tax liabilities:
         Unrealized gain on investments, net..... $ 2,287 $   630 $   468
         VOBA....................................   9,535   8,838   9,139
         Deferred policy acquisition costs.......   6,389   3,753   1,702
                                                  ------- ------- -------
      Total deferred tax liabilities............. $18,211 $13,221 $11,309
                                                  ------- ------- -------
      Net deferred tax liabilities............... $11,204 $ 7,525 $ 6,266
                                                  ======= ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2002 and 2001, the Company recognized deferred tax assets associated with capital losses of approximately $779 and $775, respectively, that will expire between 2006 and 2007. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1996. The Company is being audited for the years 1997-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(8) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2002, 2001 and 2000 were $3,512, $3,056 and $2,487, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(9) Pension Plan

   Effective January 1, 2001, the Company's employees became employees of MetLife. This transition affected the provision of employee benefit plans as described below:

                        PARAGON LIFE INSURANCE COMPANY

   The Company continued to co-sponsor with General American a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history. On December 31, 2002, the General American Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

   As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of MetLife. Consistent with the Company's former participation in the General American plan, employees may become eligible for these benefits under the MetLife plan if they attain retirement age, with sufficient service, while working for MetLife. Additionally, MetLife provides postemployment benefits for eligible employees as of this transition date.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $161, $123 and $459 for 2002, 2001 and 2000, respectively.

(10) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2002, 2001 and 2000, as determined using statutory accounting practices, is summarized as follows:

                                                           2002     2001    2000
                                                          ------- -------  -------
Statutory surplus as reported to regulatory authorities.. $22,603 $12,930  $13,751
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $   773 $  (931) $   835

(11) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $2,260. Paragon did not pay dividends in 2002, 2001 and 2000.

                        PARAGON LIFE INSURANCE COMPANY

(12) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2002, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(13) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2003................ $  380
                            2004................    370
                            2005................    339
                            2006................    287
                            2007................    244
                                                 ------
                                                 $1,620
                                                 ======

   Rent expense totaled $459, $677 and $562 in 2002, 2001 and 2000, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(14) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2002, 2001 and 2000:

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (456)       160      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................  $ 4,735    $(1,657)  $ 3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................  $   463    $  (162)  $   301
                                                          =======    =======   =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $  (153)  $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)        45       (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027       (360)      667
                                                          -------    -------   -------
Other comprehensive income..............................  $ 1,337    $  (468)  $   869
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account B's Scudder Divisions:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income, Global Discovery, Large Company Growth, 21st Century Growth and Growth Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 9, 2003

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

                                                                                   Growth             Large     21st
                              Money                   Capital                        &      Global   Company  Century
                              Market   International   Growth   Balanced   Bond    Income  Discovery  Growth   Growth   Growth
                               Fund        Fund         Fund      Fund     Fund     Fund     Fund      Fund     Fund     Fund
                             Division    Division     Division  Division Division Division Division  Division Division Division
                             --------  ------------- ---------  -------- -------- -------- --------- -------- -------- --------
Net Assets:
  Investments in Scudder
   Variable Life Investment
   Fund, at Market Value
   (See Schedule of
   Investments)............. $107,601     293,458    1,069,926  595,464  348,458  448,366   122,697     --     34,597   40,113
  (Payable to) Receivable
   from Paragon Life
   Insurance Company........     (137)       (353)         371      (32)    (403)    (541)     (149)    --         (8)     (17)
                             --------     -------    ---------  -------  -------  -------   -------     --     ------   ------
   Total Net Assets......... $107,464     293,105    1,070,297  595,432  348,055  447,825   122,548     --     34,589   40,096
                             ========     =======    =========  =======  =======  =======   =======     ==     ======   ======
Net Assets, representing:
Equity of Contract Owners... $107,443     293,105    1,070,298  595,430  348,055  447,826   122,548     --     34,556   40,096
Equity of Paragon Life
 Insurance Company..........       21          --           (1)       2       --       (1)       --     --         33       --
                             --------     -------    ---------  -------  -------  -------   -------     --     ------   ------
                             $107,464     293,105    1,070,297  595,432  348,055  447,825   122,548     --     34,589   40,096
                             ========     =======    =========  =======  =======  =======   =======     ==     ======   ======
Total Units Held............   78,132      26,106       52,156   35,636   31,457   48,157    16,742     --      9,528   11,350
Unit Value.................. $   1.38       11.23        20.52    16.71    11.06     9.30      7.32     --       3.63     3.53
Cost of Investments......... $107,601     526,032    1,742,079  755,905  336,846  633,077   161,144     --     49,970   55,766

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

  For the Years Ended December 31, 2002, 2001 and 2000, except for the Growth
                     Fund Division which is for the period
               May 1, 2001 (inception) through December 31, 2001

                                                                     Money Market                  International
                                                                    Fund Division                  Fund Division
                                                            -----------------------------  ----------------------------
                                                               2002      2001      2000      2002      2001      2000
                                                            ---------  --------  --------  --------  --------  --------
Investment Income:
   Dividend Income......................................... $   2,121     3,876     4,983     3,305     2,544    19,193
Expense:
   Mortality and Expense Charge............................     1,064       772       648     2,717     4,273     6,516
                                                            ---------  --------  --------  --------  --------  --------
      Net Investment Income (Expense)......................     1,057     3,104     4,335       588    (1,729)   12,677
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions........................        --        --        --        --   119,233    66,508
   Proceeds from Sales.....................................   120,366   103,104    55,397   157,865   178,017   169,229
   Cost of Investments Sold................................   120,366   103,104    55,397   267,814   234,734   129,750
                                                            ---------  --------  --------  --------  --------  --------
      Net Realized (Loss) Gain on Investments..............        --        --        --  (109,949)   62,516   105,987
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................        --        --        --  (264,122)   17,654   348,481
   Unrealized (Loss) Gain End of Year......................        --        --        --  (232,574) (264,122)   17,654
                                                            ---------  --------  --------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments...............        --        --        --    31,548  (281,776) (330,827)
                                                            ---------  --------  --------  --------  --------  --------
      Net (Loss) Gain on Investments.......................        --        --        --   (78,401) (219,260) (224,840)
                                                            ---------  --------  --------  --------  --------  --------
Increase (Decrease) in Net Assets Resulting from Operations $   1,057     3,104     4,335   (77,813) (220,989) (212,163)
                                                            =========  ========  ========  ========  ========  ========

                                                                       Balanced                        Bond
                                                                    Fund Division                  Fund Division
                                                            -----------------------------  ----------------------------
                                                               2002      2001      2000      2002      2001      2000
                                                            ---------  --------  --------  --------  --------  --------
Investment Income:
   Dividend Income......................................... $  19,284    24,363    15,779    18,269     9,255    10,411
Expense:
   Mortality and Expense Charge............................     5,272     6,735     7,445     2,345     1,891     1,685
                                                            ---------  --------  --------  --------  --------  --------
      Net Investment Income................................    14,012    17,628     8,334    15,924     7,364     8,726
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions........................        --    37,454   123,934        --        --        --
   Proceeds from Sales.....................................   344,816   168,770   209,655    88,929    64,480    45,303
   Cost of Investments Sold................................   395,328   179,410   186,336    87,993    62,634    46,671
                                                            ---------  --------  --------  --------  --------  --------
      Net Realized (Loss) Gain on Investments..............   (50,512)   26,814   147,253       936     1,846    (1,368)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................   (77,976)   26,791   207,606     7,270     4,767    (8,891)
   Unrealized (Loss) Gain End of Year......................  (160,441)  (77,976)   26,791    11,612     7,270     4,767
                                                            ---------  --------  --------  --------  --------  --------
   Net Unrealized (Loss) Gain on Investments...............   (82,465) (104,767) (180,815)    4,342     2,503    13,658
                                                            ---------  --------  --------  --------  --------  --------
      Net (Loss) Gain on Investments.......................  (132,977)  (77,953)  (33,562)    5,278     4,349    12,290
                                                            ---------  --------  --------  --------  --------  --------
(Decrease) Increase in Net Assets Resulting from Operations $(118,965)  (60,325)  (25,228)   21,202    11,713    21,016
                                                            =========  ========  ========  ========  ========  ========

                                                                   Capital Growth
                                                                    Fund Division
                                                            ----------------------------
                                                              2002      2001      2000
                                                            --------  --------  --------
Investment Income:
   Dividend Income.........................................    4,470    22,451    37,521
Expense:
   Mortality and Expense Charge............................    9,821    13,067    17,188
                                                            --------  --------  --------
      Net Investment Income (Expense)......................   (5,351)    9,384    20,333
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions........................       --   212,962   220,706
   Proceeds from Sales.....................................  361,485   333,075   385,168
   Cost of Investments Sold................................  516,331   379,275   278,180
                                                            --------  --------  --------
      Net Realized (Loss) Gain on Investments.............. (154,846)  166,762   327,694
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................  353,210   224,006   802,625
   Unrealized (Loss) Gain End of Year...................... (672,153) (353,210)  224,006
                                                            --------  --------  --------
   Net Unrealized Gain (Loss) on Investments............... (318,943) (577,216) (578,619)
                                                            --------  --------  --------
      Net (Loss) Gain on Investments....................... (473,789) (410,454) (250,925)
                                                            --------  --------  --------
Increase (Decrease) in Net Assets Resulting from Operations (479,140) (410,070) (230,592)
                                                            ========  ========  ========

                                                                   Growth & Income
                                                                    Fund Division
                                                            ----------------------------
                                                              2002      2001      2000
                                                            --------  --------  --------
Investment Income:
   Dividend Income.........................................    4,989     6,202     6,143
Expense:
   Mortality and Expense Charge............................    3,752     3,909     3,749
                                                            --------  --------  --------
      Net Investment Income................................    1,237     2,293     2,394
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions........................       --    11,703     8,124
   Proceeds from Sales.....................................  131,138   119,638   161,314
   Cost of Investments Sold................................  164,662   135,714   163,134
                                                            --------  --------  --------
      Net Realized (Loss) Gain on Investments..............  (33,524)   (4,373)    6,304
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................  (78,082)  (18,216)    5,424
   Unrealized (Loss) Gain End of Year...................... (184,711)  (78,082)  (18,216)
                                                            --------  --------  --------
   Net Unrealized (Loss) Gain on Investments............... (106,629)  (59,866)  (23,640)
                                                            --------  --------  --------
      Net (Loss) Gain on Investments....................... (140,153)  (64,239)  (17,336)
                                                            --------  --------  --------
(Decrease) Increase in Net Assets Resulting from Operations (138,916)  (61,946)  (14,942)
                                                            ========  ========  ========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

  For the Years Ended December 31, 2002, 2001 and 2000, except for the Growth
                              Fund Division which


      is for the period May 1, 2001 (inception) through December 31, 2001


                                                  Global Discovery        Large Company       21st Century Growth
                                                   Fund Division        Growth Fund Division     Fund Division
                                             -------------------------  -------------------- ---------------------
                                               2002      2001    2000   2002   2001    2000    2002    2001   2000
                                             --------  -------  ------  ----  ------   ----  -------  ------  ----
Investment Income:
   Dividend Income.......................... $     --       --   1,023   --       --    --        --      --   --
Expenses:
   Mortality and Expense Charge.............      865      716     483   --       81    --       272     274   --
                                             --------  -------  ------  ----  ------   ----  -------  ------  ----
       Net Investment (Expense) Income......     (865)    (716)    540   --      (81)   --      (272)   (274)  --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.........       --    1,891     853   --       --    --        --      --   --
   Proceeds from Sales......................   25,440   39,447  12,240   --   48,114    --    20,178  24,502   --
   Cost of Investments Sold.................   33,263   47,986  11,499   --   52,264    --    29,798  28,269   --
                                             --------  -------  ------  ----  ------   ----  -------  ------  ----
       Net Realized (Loss) Gain on
         Investments........................   (7,823)  (6,648)  1,594   --   (4,150)   --    (9,620) (3,767)  --
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.  (20,339)  (2,393)  6,202   --       --    --    (3,441)     --   --
   Unrealized (Loss) End of Year............  (38,447) (20,339) (2,393)  --       --    --   (15,373) (3,441)  --
                                             --------  -------  ------  ----  ------   ----  -------  ------  ----
   Net Unrealized (Loss) on Investments.....  (18,108) (17,946) (8,595)  --       --    --   (11,932) (3,441)  --
                                             --------  -------  ------  ----  ------   ----  -------  ------  ----
       Net (Loss) on Investments............  (25,931) (24,594) (7,001)  --   (4,150)   --   (21,552) (7,208)  --
                                             --------  -------  ------  ----  ------   ----  -------  ------  ----
(Decrease) in Net Assets Resulting from
  Operations................................ $(26,796) (25,310) (6,461)  --   (4,231)   --   (21,824) (7,482)  --
                                             ========  =======  ======  ====  ======   ====  =======  ======  ====

                                                    Growth
                                                 Fund Division
                                             ---------------------
                                               2002    2001   2000
                                             -------  ------  ----
Investment Income:
   Dividend Income..........................      --      --   --
Expenses:
   Mortality and Expense Charge.............     330     247   --
                                             -------  ------  ----
       Net Investment (Expense) Income......    (330)   (247)  --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.........      --      --   --
   Proceeds from Sales......................  15,794  50,368   --
   Cost of Investments Sold.................  19,661  55,330   --
                                             -------  ------  ----
       Net Realized (Loss) Gain on
         Investments........................  (3,867) (4,962)  --
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.  (2,798)     --   --
   Unrealized (Loss) End of Year............ (15,653) (2,798)  --
                                             -------  ------  ----
   Net Unrealized (Loss) on Investments..... (12,855) (2,798)  --
                                             -------  ------  ----
       Net (Loss) on Investments............ (16,722) (7,760)  --
                                             -------  ------  ----
(Decrease) in Net Assets Resulting from
  Operations................................ (17,052) (8,007)  --
                                             =======  ======  ====

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS


  For the Years Ended December 31, 2002, 2001 and 2000, except for the Growth
                     Fund Division which is for the period


               May 1, 2001 (inception) through December 31, 2001


                                                                 Money Market Fund Division    International Fund Division
                                                               -----------------------------  ----------------------------
                                                                  2002      2001      2000      2002      2001      2000
                                                               ---------  --------  --------  --------  --------  --------
Operations:
  Net Investment Income (Expense)............................. $   1,057     3,104     4,335       588    (1,729)   12,677
  Net Realized (Loss) Gain on Investments.....................        --        --        --  (109,949)   62,516   105,987
  Net Unrealized Gain (Loss) on Investments...................        --        --        --    31,548  (281,776) (330,827)
                                                               ---------  --------  --------  --------  --------  --------
  Increase (Decrease) in Net Assets Resulting from Operations.     1,057     3,104     4,335   (77,813) (220,989) (212,163)
  Net (Withdrawals from) Deposits into the Separate Account...   (49,229)   65,908   (25,169)  (83,392)  (69,674)  (18,957)
                                                               ---------  --------  --------  --------  --------  --------
   (Decrease) Increase in Net Assets..........................   (48,172)   69,012   (20,834) (161,205) (290,663) (231,120)
Net Assets, Beginning of Year.................................   155,636    86,624   107,458   454,310   744,973   976,093
                                                               ---------  --------  --------  --------  --------  --------
Net Assets, End of Year....................................... $ 107,464   155,636    86,624   293,105   454,310   744,973
                                                               =========  ========  ========  ========  ========  ========

                                                                   Balanced Fund Division          Bond Fund Division
                                                               -----------------------------  ----------------------------
                                                                  2002      2001      2000      2002      2001      2000
                                                               ---------  --------  --------  --------  --------  --------
Operations:
  Net Investment Income (Expense)............................. $  14,012    17,628     8,334    15,924     7,364     8,726
  Net Realized (Loss) Gain on Investments.....................   (50,512)   26,814   147,253       936     1,846    (1,368)
  Net Unrealized (Loss) Gain on Investments...................   (82,465) (104,767) (180,815)    4,342     2,503    13,658
                                                               ---------  --------  --------  --------  --------  --------
  (Decrease) Increase in Net Assets Resulting from Operations.  (118,965)  (60,325)  (25,228)   21,202    11,713    21,016
  Net (Withdrawals from) Deposits into the Separate Account...  (194,788)   47,561   (36,380)   53,393    28,583     2,482
                                                               ---------  --------  --------  --------  --------  --------
   (Decrease) Increase in Net Assets..........................  (313,753)  (12,764)  (61,608)   74,595    40,296    23,498
Net Assets, Beginning of Year.................................   909,185   921,949   983,557   273,460   233,164   209,666
                                                               ---------  --------  --------  --------  --------  --------
Net Assets, End of Year....................................... $ 595,432   909,185   921,949   348,055   273,460   233,164
                                                               =========  ========  ========  ========  ========  ========

                                                                 Capital Growth Fund Division
                                                               -------------------------------
                                                                  2002       2001       2000
                                                               ---------  ---------  ---------
Operations:
  Net Investment Income (Expense).............................    (5,351)     9,384     20,333
  Net Realized (Loss) Gain on Investments.....................  (154,846)   166,762    327,694
  Net Unrealized Gain (Loss) on Investments...................  (318,943)  (577,216)  (578,619)
                                                               ---------  ---------  ---------
  Increase (Decrease) in Net Assets Resulting from Operations.  (479,140)  (401,070)  (230,592)
  Net (Withdrawals from) Deposits into the Separate Account...  (102,995)    28,607      5,703
                                                               ---------  ---------  ---------
   (Decrease) Increase in Net Assets..........................  (582,135)  (372,463)  (224,889)
Net Assets, Beginning of Year................................. 1,652,432  2,024,895  2,249,784
                                                               ---------  ---------  ---------
Net Assets, End of Year....................................... 1,070,297  1,652,432  2,024,895
                                                               =========  =========  =========

                                                                Growth & Income Fund Division
                                                               -------------------------------
                                                                  2002       2001       2000
                                                               ---------  ---------  ---------
Operations:
  Net Investment Income (Expense).............................     1,237      2,293      2,394
  Net Realized (Loss) Gain on Investments.....................   (33,524)    (4,373)     6,304
  Net Unrealized (Loss) Gain on Investments...................  (106,629)   (59,866)   (23,640)
                                                               ---------  ---------  ---------
  (Decrease) Increase in Net Assets Resulting from Operations.  (138,916)   (61,946)   (14,942)
  Net (Withdrawals from) Deposits into the Separate Account...    20,125    142,706     24,364
                                                               ---------  ---------  ---------
   (Decrease) Increase in Net Assets..........................  (118,791)    80,760      9,422
Net Assets, Beginning of Year.................................   566,616    485,856    476,434
                                                               ---------  ---------  ---------
Net Assets, End of Year.......................................   447,825    566,616    485,856
                                                               =========  =========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

  For the Years Ended December 31, 2002, 2001 and 2000, except for the Growth
                     Fund Division which is for the period


               May 1, 2001 (inception) through December 31, 2001


                                                                      Global Discovery         Large Company
                                                                       Fund Division        Growth Fund Division
                                                                 -------------------------  --------------------
                                                                   2002      2001    2000   2002   2001    2000
                                                                 --------  -------  ------  ---- -------  ------
Operations:
   Net Investment (Expense) Income.............................. $   (865)    (716)    540   --      (81)     --
   Net Realized (Loss) Gain on Investments......................   (7,823)  (6,648)  1,594   --   (4,150)     --
   Net Unrealized (Loss) Gain on Investments....................  (18,108) (17,946) (8,595)  --       --      --
                                                                 --------  -------  ------   --  -------  ------
   (Decrease) Increase in Net Assets Resulting from Operations..  (26,796) (25,310) (6,461)  --   (4,231)     --
   Net Deposits into (Withdrawals from) the Separate Account....   41,777   38,154  82,798   --  (30,628) 34,859
                                                                 --------  -------  ------   --  -------  ------
      Increase (Decrease) in Net Assets.........................   14,981   12,844  76,337   --  (34,859) 34,859
Net Assets, Beginning of Year...................................  107,567   94,723  18,386   --   34,859      --
                                                                 --------  -------  ------   --  -------  ------
Net Assets, End of Year......................................... $122,548  107,567  94,723   --       --  34,859
                                                                 ========  =======  ======   ==  =======  ======

                                                                   21st Century Growth          Growth
                                                                      Fund Division          Fund Division
                                                                 ----------------------- ---------------------
                                                                   2002    2001    2000    2002    2001   2000
                                                                 -------  ------  ------ -------  ------  ----
Operations:
   Net Investment (Expense) Income..............................    (272)   (274)     --    (330)   (247)  --
   Net Realized (Loss) Gain on Investments......................  (9,620) (3,767)     --  (3,867) (4,962)  --
   Net Unrealized (Loss) Gain on Investments.................... (11,932) (3,441)     -- (12,855) (2,798)  --
                                                                 -------  ------  ------ -------  ------   --
   (Decrease) Increase in Net Assets Resulting from Operations.. (21,824) (7,482)     -- (17,052) (8,007)  --
   Net Deposits into (Withdrawals from) the Separate Account....   9,638  25,578  28,679  14,140  51,015   --
                                                                 -------  ------  ------ -------  ------   --
      Increase (Decrease) in Net Assets......................... (12,186) 18,096  28,679  (2,912) 43,008   --
Net Assets, Beginning of Year...................................  46,775  28,679      --  43,008      --   --
                                                                 -------  ------  ------ -------  ------   --
Net Assets, End of Year.........................................  34,589  46,775  28,679  40,096  43,008   --
                                                                 =======  ======  ====== =======  ======   ==

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements
                               December 31, 2002

(1)  Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1991. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into ten Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of a single fund of Scudder Variable Life Investment Fund, an open-end, diversified management investment company. These funds are the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income, Global Discovery, Large Company Growth, 21st Century Growth and Growth. Policyholders have the option of directing their premium payments into any or all of the Divisions. On May 1, 2001, Paragon liquidated the Large Company Growth Fund Division and created the Growth Fund Division.

(2)  Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  Investments

   The investments of the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3)  Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge

   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00206% of the net assets of each Division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of Scudder Variable Life Investment Fund Shares

   For the years ended December 31, 2002, 2001 and 2000, except for the Growth Fund Division which is for the period May 1, 2001 (inception) through December 31, 2001.

                Money Market            International          Capital Growth             Balanced                  Bond
               Fund Division            Fund Division           Fund Division           Fund Division          Fund Division
          ------------------------ ----------------------- ----------------------- ----------------------- ----------------------
            2002    2001    2000    2002    2001    2000    2002    2001    2000    2002    2001    2000    2002    2001    2000
          -------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Purchases $ 70,402 167,993  29,635  72,125 103,590 144,275 248,369 346,611 375,699 144,748 209,048 166,472 140,368  91,037 46,246
Sales.... $120,366 103,104  55,397 157,865 178,017 169,229 361,485 333,075 385,168 344,816 168,770 209,655  88,929  64,480 45,303

              Growth & Income         Global Discovery      Large Company Growth     21st Century Growth           Growth
               Fund Division            Fund Division           Fund Division           Fund Division          Fund Division
          ------------------------ ----------------------- ----------------------- ----------------------- ----------------------
            2002    2001    2000    2002    2001    2000    2002    2001    2000    2002    2001    2000    2002    2001    2000
          -------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Purchases $148,200 257,401 182,898  66,497  76,834  94,612   --     52,317   --     29,549  78,098   --     29,619 101,138   --
Sales.... $131,138 119,638 161,314  25,440  39,447  12,240   --     48,114   --     20,178  24,502   --     15,794  50,368   --



     The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000, except for the Growth Fund Division which is for the period of May 1, 2001 (inception) through December 31, 2001.

                                            Money Market             International          Capital Growth
                                            Fund Division            Fund Division          Fund Division
                                      ------------------------  ----------------------  ----------------------
                                        2002    2001     2000    2002    2001    2000    2002    2001    2000
                                      -------  ------- -------  ------  ------  ------  ------  ------  ------
Net Increase (Decrease) in Units
   Deposits..........................  54,266   82,551  23,027   6,133   5,917   6,249  10,910  10,639   9,458
   Withdrawals.......................  90,112   33,989  43,175  12,813  10,031   6,908  15,351   9,556   9,085
                                      -------  ------- -------  ------  ------  ------  ------  ------  ------
   Net (Decrease) Increase in Units.. (35,846)  48,562 (20,148) (6,680) (4,114)   (659) (4,441)  1,083     373
Outstanding Units, Beginning of Year. 113,978   65,416  85,564  32,786  36,900  37,559  56,597  55,514  55,141
                                      -------  ------- -------  ------  ------  ------  ------  ------  ------
Outstanding Units, End of Year.......  78,132  113,978  65,416  26,106  32,786  36,900  52,156  56,597  55,514
                                      =======  ======= =======  ======  ======  ======  ======  ======  ======

                                           Growth & Income         Global Discovery      Large Company Growth
                                            Fund Division            Fund Division          Fund Division
                                      ------------------------  ----------------------  ----------------------
                                        2002    2001     2000    2002    2001    2000    2002    2001    2000
                                      -------  ------- -------  ------  ------  ------  ------  ------  ------
Net Increase (Decrease) in Units
   Deposits..........................  14,353   19,452  12,941   8,426   6,394   7,218      --   2,349   5,472
   Withdrawals.......................  12,687    8,059  11,280   3,370   2,413     900      --   7,821      --
                                      -------  ------- -------  ------  ------  ------  ------  ------  ------
   Net Increase (Decrease) in Units..   1,666   11,393   1,661   5,056   3,981   6,318      --  (5,472)  5,472
Outstanding Units, Beginning of Year.  46,491   35,098  33,437  11,686   7,705   1,387      --   5,472      --
                                      -------  ------- -------  ------  ------  ------  ------  ------  ------
Outstanding Units, End of Year.......  48,157   46,491  35,098  16,742  11,686   7,705      --      --   5,472
                                      =======  ======= =======  ======  ======  ======  ======  ======  ======

                                             Balanced                 Bond
                                           Fund Division         Fund Division
                                      ----------------------  --------------------
                                        2002    2001   2000    2002   2001   2000
                                      -------  ------ ------  ------ ------ ------
Net Increase (Decrease) in Units
   Deposits..........................   8,308  10,096  7,759  13,752  8,256  5,079
   Withdrawals.......................  18,539   7,597  9,382   8,704  5,482  4,759
                                      -------  ------ ------  ------ ------ ------
   Net (Decrease) Increase in Units.. (10,231)  2,499 (1,623)  5,048  2,774    320
Outstanding Units, Beginning of Year.  45,867  43,368 44,991  26,409 23,635 23,315
                                      -------  ------ ------  ------ ------ ------
Outstanding Units, End of Year.......  35,636  45,867 43,368  31,457 26,409 23,635
                                      =======  ====== ======  ====== ====== ======

                                        21st Century Growth          Growth
                                           Fund Division         Fund Division
                                      ----------------------  --------------------
                                        2002    2001   2000    2002   2001   2000
                                      -------  ------ ------  ------ ------ ------
Net Increase (Decrease) in Units
   Deposits..........................   6,929   5,471  3,929   6,686 12,088     --
   Withdrawals.......................   4,921   1,880     --   3,866  3,558     --
                                      -------  ------ ------  ------ ------ ------
   Net Increase (Decrease) in Units..   2,008   3,591  3,929   2,820  8,530     --
Outstanding Units, Beginning of Year.   7,520   3,929     --   8,530     --     --
                                      -------  ------ ------  ------ ------ ------
Outstanding Units, End of Year.......   9,528   7,520  3,929  11,350  8,530     --
                                      =======  ====== ======  ====== ====== ======

                          PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2002

                                             Number
                                               of      Market
                                             Shares    Value       Cost
                                             ------- ---------- ----------
     Scudder Variable Life Investment Fund:
        Money Market Fund Division.......... 107,601 $  107,601 $  107,601
        International Fund Division.........  45,009    293,458    526,032
        Capital Growth Fund Division........  92,634  1,069,926  1,742,079
        Balanced Fund Division..............  61,262    595,464    755,905
        Bond Fund Division..................  49,922    348,458    336,846
        Growth & Income Fund Division.......  66,131    448,366    633,077
        Global Discovery Fund Division......  17,604    122,697    161,144
        Large Company Growth Fund Division..      --         --         --
        21st Century Growth Fund Division...   9,453     34,597     49,970
        Growth Fund Division................   2,699     40,113     55,766

                See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS


                                                                    For the Year Ended
                                       As of December 31, 2002      December 31, 2002
                                       ----------------------- ---------------------------
                                       Total  Unit             Investment
                                       Units  Fair               Income   Expense   Total
                                       Held   Value Net Assets   Ratio*   Ratio** Return***
                                       ------ ----- ---------- ---------- ------- ---------
Scudder Variable Life Investment Fund:
   Money Market Fund Division......... 78,132  1.38 $  107,464    1.43%    0.75%     0.73%
   International Fund Division........ 26,106 11.23    293,105    0.88%    0.75%   -18.98%
   Capital Growth Fund Division....... 52,156 20.52  1,070,297    0.33%    0.75%   -29.73%
   Balanced Fund Division............. 35,636 16.71    595,432    2.66%    0.75%   -15.69%
   Bond Fund Division................. 31,457 11.06    348,055    5.92%    0.75%     6.76%
   Growth & Income Fund Division...... 48,157  9.30    447,825    0.98%    0.75%   -23.71%
   Global Discovery Fund Division..... 16,742  7.32    122,548    0.00%    0.75%   -20.52%
   Large Company Growth Fund Division.     --    --         --    0.00%    0.75%     0.00%
   21st Century Growth Fund Division..  9,528  3.63     34,589    0.00%    0.75%   -41.64%
   Growth Fund Division............... 11,350  3.53     40,096    0.00%    0.75%   -29.96%


  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                                                     For the Year Ended
                                       As of December 31, 2001       December 31, 2001
                                       ------------------------ ---------------------------
                                        Total  Unit             Investment
                                        Units  Fair               Income   Expense   Total
                                        Held   Value Net Assets   Ratio*   Ratio** Return***
                                       ------- ----- ---------- ---------- ------- ---------
Scudder Variable Life Investment Fund:
   Money Market Fund Division......... 113,978  1.37 $  155,636    3.38%    0.75%     3.79%
   International Fund Division........  32,786 13.86    454,310    0.44%    0.75%   -31.35%
   Capital Growth Fund Division.......  56,597 29.20  1,652,432    1.27%    0.75%   -19.96%
   Balanced Fund Division.............  45,867 19.82    909,185    2.68%    0.75%    -6.78%
   Bond Fund Division.................  26,409 10.36    273,460    3.66%    0.75%     4.96%
   Growth & Income Fund Division......  46,491 12.19    566,616    1.18%    0.75%   -11.92%
   Global Discovery Fund Division.....  11,686  9.21    107,567    0.00%    0.75%   -25.06%
   Large Company Growth Fund Division.      --    --         --    0.00%    0.75%    -9.93%
   21st Century Growth Fund Division..   7,520  6.22     46,775    0.00%    0.75%   -14.79%
   Growth Fund Division...............   8,530  5.04     43,008    0.02%    0.75%   -12.16%



  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                          Morgan Stanley Variable Investment
                                          Series
[LOGO]
Paragon Life
A MetLife(R) Company
                                [Paragon Logo]
             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES

               Prospectus dated May 1, 2003

                                                                          50450

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. Registered representatives of broker-dealers that have entered into written sales agreements with GAD will sell the Policies. Those registered representatives are registered with the NASD and with the states in which they do business. More information about GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.

                     Group and Individual Flexible Premium


                       Variable Life Insurance Policies


                                   Issued by



             Separate Account B of Paragon Life Insurance Company


                                      And


                        Paragon Life Insurance Company



                             190 Carondelet Plaza


                              St. Louis, MO 63105


                                (800)-685-0124



                                  PROSPECTUS



                                  May 1, 2003



This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."



The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.



You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.



A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.



Please note that the Policies and the Funds:



  .   are not guaranteed to achieve their goals;


  .   are not federally insured;


  .   are not endorsed by any bank or government agency; and


  .   are subject to risks, including loss of the amount invested.



 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.



The following Funds are available through this Policy:



                            Money Market Portfolio


                         Quality Income Plus Portfolio


                             High Yield Portfolio


                              Utilities Portfolio


                           Income Builder Portfolio


                           Dividend Growth Portfolio


                       Global Dividend Growth Portfolio


                           European Growth Portfolio


                           Pacific Growth Portfolio


                               Equity Portfolio


                          Global Advantage Portfolio


                             Strategist Portfolio



                  The date of this Prospectus is May 1, 2003

                               TABLE OF CONTENTS


   Policy Benefits/Risks Summary.........................................  4
      Policy Benefits
      Policy Risks
      Portfolio Risks
   Fee Table.............................................................  8
   Issuing the Policy.................................................... 11
      General Information
      Procedural Information
      Right to Examine Policy (Free Look Right)
      Ownership Rights
      Modifying the Policy
   Premiums.............................................................. 15
      Minimum Initial Premium
      Premium Flexibility
      Continuance of Insurance
      Premium Limitations
      Refund of Excess Premium for Modified Endowment Contracts ("MECs")
      Allocation of Net Premiums and Cash Value
   The Company........................................................... 16
      The Company
   The Separate Account and the Funds.................................... 16
      The Separate Account
      The Funds
   Policy Values......................................................... 20
      Policy Cash Value
      Cash Surrender Value
      Cash Value in Each Separate Account Division
   Policy Benefits....................................................... 21
      Death Benefit
      Death Benefit Options
      Changing Death Benefit Options
      Changing Face Amount
      Settlement Options
      Accelerated Death Benefits
      Surrender and Partial Withdrawals
      Transfers
      Loans
      Conversion Right to a Fixed Benefit Policy
      Eligibility Change Conversion
      Payment of Benefits at Maturity
      Telephone, Facsimile and Online Requests
   Policy Lapse and Reinstatement........................................ 27
      Lapse
      Reinstatement
   Charges and Deductions................................................ 28
      Transaction Charges
      Periodic Charges
      Annual Fund Operating Expenses

           Federal Tax Matters.................................. 32
              Tax Status of the Policy
              Tax Treatment of Policy Benefits
           Additional Benefits and Riders....................... 35
           Distribution of the Policies......................... 35
           General Provisions of the Group Contract............. 36
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations..................................... 37
           Legal Proceedings.................................... 37
           Financial Statements................................. 37
           Glossary............................................. 38
           Statement of Additional Information Table of Contents 40

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.


An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.



  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.



  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.



So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse.


Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy).


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


Other Policy Benefits

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.


Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


Risk of an Increase in Current Fees and Expenses



Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


Policy Lapse


If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment


We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, because there is limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Cash Value until there is a distribution from the Policy.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.


Surrender and Partial Withdrawals



We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.



We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Loans


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.


                                        Transaction Fees/(1)/
----------------------------------------------------------------------------------------------
                                                                  Amount Deducted
----------------------------------------------------------------------------------------------
                                                      Maximum Guaranteed
           Charge            When Charge is Deducted        Charge           Current Charge
----------------------------------------------------------------------------------------------
Premium Expense Charge        Upon receipt of each
                                 premium payment
                                                        1.00% of each        1.00% of each
For Policies issued under                              premium payment      premium payment
Group Contracts

Only for Policies treated as                            2.00% of each        2.00% of each
Individual contracts under                             premium payment      premium payment
Omnibus Budget
Reconciliation Act of 1990
----------------------------------------------------------------------------------------------
Premium Tax Charge            Upon receipt of each
                                 premium payment        2.25% of each        2.25% of each
For all Policies                                       premium payment      premium payment
----------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial    The lesser of $25 or The lesser of $25 or
                                 withdrawal from       2% of the amount     2% of the amount
                                   the Policy             withdrawn            withdrawn
----------------------------------------------------------------------------------------------
Transfer Charge               Upon each transfer in    $25 per transfer            $0
                                excess of 12 in a
                                   Policy Year
----------------------------------------------------------------------------------------------
Accelerated Death Benefit        At the time an              $100                  $0
Administrative Charge           accelerated death
                                 benefit is paid
----------------------------------------------------------------------------------------------

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                       Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------------------------
                                                                    Amount Deducted
--------------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge             When Charge is Deducted        Charge            Current Charge
--------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/    On the Investment
per $1000 of net amount at    Start Date and on each         $0.163                $0.041
risk                            Monthly Anniversary         $31.307                $15.625
..Minimum/(2)/ and
..Maximum/(3) /Charges
..Charge for an insured,       On the Investment Start       $181.80                $49.20
  attained age 40, in an         Date and on each
  Executive Program with        Monthly Anniversary
  1000 participants rate
  class
--------------------------------------------------------------------------------------------------
Administrative Charge/(4)/    On the Investment Start     $6 per month         (i) Fewer than
                                 Date and on each       during the first       1000 employees,
                                succeeding Monthly      Policy Year and        $3.50 per month
                                    Anniversary        $3.50 per month in   (ii) 1000+ employees,
                                                         renewal years         $2.00 per month
--------------------------------------------------------------------------------------------------
Mortality and Expense Risk             Daily          0.90% (annually) of  0.90% (annually) of the
Charge                                                 the net assets of     net assets of each
                                                      each Division of the     Division of the
                                                        Separate Account      Separate Account
--------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/         On each Policy              3.0%                  0.90%
                                    Anniversary
--------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (the charge for an insured attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $600,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.



/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker, in an Executive Program with 1,000 participants rate class



/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker in an Executive Program with 1,000 participants rate class



/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.



/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account
     (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                       Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------------------------
                                                                    Amount Deducted
--------------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge            When Charge is Deducted         Charge             Current Charge
--------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
--------------------------------------------------------------------------------------------------
Waiver of Monthly            On rider start date and
Deductions Rider (per $1.00      on each Monthly            $0.0061                $0.0061
of waived deduction)               Anniversary              $0.2057                $0.2057
..Minimum/(2)/ and                                            $3.43                  $3.43
  Maximum/(7)/ Charges
..Charge for an Insured,
  attained age 40, in an
  Executive Program with
  1000 participants rate
  class
--------------------------------------------------------------------------------------------------
Children's Life Insurance    On rider start date and         $0.16                  $0.16
Rider per $1000 of coverage      on each Monthly
..Minimum and Maximum               Anniversary
  Charges for all Children
--------------------------------------------------------------------------------------------------
Accelerated Death Benefit              N/A           See "Accelerated Death See "Accelerated Death
Settlement Option Rider                              Benefit Administrative Benefit Administrative
                                                     Charge" in Transaction Charge" in Transaction
                                                        Fees table above       Fees table above

--------

/(6)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $600,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.



/(7)/This maximum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 1,000 participants rate class



The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future.



The next table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2002. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



Range of Annual Fund Operating Expenses/(1)/



                                                            Minimum Maximum
    -----------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that are
      deducted from Fund assets, including management fees,
      distribution (12b-1) fees, and other expenses)         0.51%   1.93%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement, if applicable) charged by each portfolio for the fiscal year ended December 31, 2002.



                                                                  Gross
                                     Management 12b-1  Other   Total Annual
    Fund                                Fees    Fees  Expenses   Expenses
    -----------------------------------------------------------------------
    Money Market Portfolio             0.49%    0.00%  0.02%      0.51%
    -----------------------------------------------------------------------
    Quality Income Plus Portfolio      0.50%    0.00%  0.02%      0.52%
    -----------------------------------------------------------------------
    High Yield Portfolio               0.50%    0.00%  0.23%      0.73%
    -----------------------------------------------------------------------
    Utilities Portfolio                0.65%    0.00%  0.03%      0.68%
    -----------------------------------------------------------------------
    Income Builder Portfolio           0.75%    0.00%  0.05%      0.80%
    -----------------------------------------------------------------------
    Dividend Growth Portfolio          0.55%    0.00%  0.02%      0.57%
    -----------------------------------------------------------------------
    Global Dividend Growth Portfolio   0.75%    0.00%  0.06%      0.81%
    -----------------------------------------------------------------------
    European Growth Portfolio          0.95%    0.00%  0.10%      1.05%
    -----------------------------------------------------------------------
    Pacific Growth Portfolio           0.95%    0.00%  0.98%      1.93%
    -----------------------------------------------------------------------
    Equity Portfolio                   0.50%    0.00%  0.02%      0.52%
    -----------------------------------------------------------------------
    Global Advantage Portfolio         0.65%    0.00%  0.15%      0.80%
    -----------------------------------------------------------------------
    Strategist Portfolio               0.50%    0.00%  0.02%      0.52%


ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end.

Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.



Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (see "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.



We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility


After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance


Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.


Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate your net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:

  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.

      Portfolio        Investment Manager                     Investment Objective
---------------------- ------------------ ------------------------------------------------------------
Money Market Portfolio   Morgan Stanley   The Portfolio seeks high current income, preservation of
                         Advisors, Inc.   capital and liquidity.
------------------------------------------------------------------------------------------------------
Quality Income Plus      Morgan Stanley   The Portfolio seeks as a primary objective, to provide a
Portfolio                Advisors, Inc    high level of current income, by investing primarily in U.S.
                                          government securities and other fixed income securities. As a secondary objective the Portfolio seeks capital
                                          appreciation but only when consistent with its primary
                                          objective.
------------------------------------------------------------------------------------------------------
High Yield Portfolio     Morgan Stanley   The Portfolio seeks as a primary objective to provide a high
                         Advisors, Inc    level of current income by investing in a diversified
                                          portfolio consisting principally of fixed-income securities, which may both non-convertible and convertible debt
                                          securities and preferred stocks. As a secondary objective, the Portfolio will seek capital appreciation, but only when consistent with its primary objective.
------------------------------------------------------------------------------------------------------
Utilities Portfolio      Morgan Stanley   The Portfolio seeks both capital appreciation and current
                         Advisors, Inc    income.
------------------------------------------------------------------------------------------------------
Income Builder           Morgan Stanley   The Portfolio seeks as a primary objective, reasonable
Portfolio                Advisors, Inc    income. Growth of capital is the secondary objective.
------------------------------------------------------------------------------------------------------

     Portfolio       Investment Manager                     Investment Objective
----------------------------------------------------------------------------------------------------
Dividend Growth        Morgan Stanley   The Portfolio seeks to provide reasonable current income
Portfolio              Advisors, Inc    and long-term growth of income and capital.
----------------------------------------------------------------------------------------------------
Global Dividend        Morgan Stanley   The Portfolio seeks to provide reasonable current income
Growth Portfolio       Advisors, Inc    and long-term growth of income and capital.
----------------------------------------------------------------------------------------------------
European Growth        Morgan Stanley   The Portfolio seeks to maximize the capital appreciation of
Portfolio              Advisors, Inc    its investments.
----------------------------------------------------------------------------------------------------
Pacific Growth         Morgan Stanley   The Portfolio seeks to maximize the capital appreciation of
Portfolio              Advisors, Inc    its investments.
----------------------------------------------------------------------------------------------------
Equity Portfolio       Morgan Stanley   The Portfolio seeks as a primary objective growth of capital
                       Advisors, Inc    through investments in common stocks of companies
                                        believed by the Investment Manager to have potential for
                                        superior growth. As a secondary objective the Equity
                                        Portfolio seeks income but only when consistent with its
                                        primary objective.
----------------------------------------------------------------------------------------------------
Global Advantage       Morgan Stanley   Note: This fund was previously named Competitive Edge
Portfolio              Advisors, Inc    "Best Ideas" Portfolio
                                        The Portfolio seeks long term capital growth.
----------------------------------------------------------------------------------------------------
Strategist Portfolio   Morgan Stanley   The Portfolio seeks high total investment return through a
                       Advisors, Inc    fully managed investment policy utilizing equity, fixed
                                        income and money market securities, and the writing of
                                        covered call and put options.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value


The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.


Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus

  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus

  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office satisfactory proof of the Insured's death. We may require the Owner to return the Policy. [If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.] We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)


Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits


We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.


Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.


Transfers

An Owner may transfer Cash Value, (not including amounts credited to the Loan Account,) among the Divisions available with the Policy. The following features apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Divisions of the Separate Account. If a pattern of excessive trading by a Policy owner or the Policy owner's agent develops, we reserve the right not to process the transfer request. When we identify such a pattern of excessive trading, we will immediately notify you or, as appropriate, we will notify your agent who will then notify you, that the transfer request has not been processed and that any additional requests for transfers will be subject to certain restrictions, including the loss of any telephone or electronic transfer privileges. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.


Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonable believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================


We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume and (iv) our profit expectations.


Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1% of the premium. In addition, for certain Policies deemed to be individual contracts under federal tax laws we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2.25% on premiums received in connection with Policies issued under Executive Programs.


Partial Withdrawal Transaction Charge


An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer.

                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.


Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.





  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.



  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.



  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some cases, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.


Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.



Loan Interest Charge



We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.10%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."


Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider

  .   Children's Life Insurance Rider

  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

Broker-Dealers will receive commissions based upon a commission schedule in the sales agreement with us and the principal underwriter. Broker-Dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company as well as Policy Cash Surrender value. Maximum commissions payable to a broker-dealer during the first year of a group contract are 15% of premiums that do not exceed the cost of insurance assessed during the first Policy Year. In addition, maximum commissions, based on Policy Cash Surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years.

There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================


Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests--in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 800-685-0124 or write to us at our Home Office.


   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.






Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211


                      STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2003, and the prospectus for Morgan Stanley Advisors, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

   The date of this Statement of Additional Information is May 1, 2003.


   Underlying Funds Through:



                   Morgan Stanley Variable Investment Series




[LOGO]
Paragon Life
A MetLife(R) Company

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options


   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.


   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================


   General American Distributors ("GAD"), acts as the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers
(NASD) and the Securities Investor Protection Corporation (SIPC), and is registered with the securities commissions of the states in which it operates. GAD is a Missouri corporation formed on October 3, 2000, and currently located at 700 Market Street, St. Louis, Missouri 63101. The Policies are sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states and the District of Columbia.


   We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

   The Policies are sold by broker-dealers that have entered into sales agreements with the Company and GAD. Those broker-dealers will receive commissions based upon a commission schedule in those sales agreements. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, compensation may be paid to representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

   Broker-Dealers will receive commissions based upon a commission schedule in the sales agreement with us and the principal underwriter. Broker-Dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company as well as Policy Cash Surrender value. Maximum commissions payable to a broker-dealer during the first year of a group contract are 15% of premiums that do not exceed the cost of insurance assessed during the first Policy Year. In addition, maximum commissions, based on Policy Cash Surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years.

   Maximum commissions are payable to a broker-dealer under one of the following options:


                                             Renewal
                           Option First Year  Years
                           -------------------------
                             1       A+B       a+b
                           -------------------------
                             2       A+B       a+c
                           -------------------------
                             3     A+1+2+3      a

A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.

a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy
    Year.

1 = 20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

   GAD received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                            Aggregate Amount of
                                        Commissions Retained by GAD*
         Fiscal  Aggregate Amount of  After Payments to its Registered
          Year  Commissions Paid GAD* Persons and Other Broker-Dealers
         -------------------------------------------------------------
          2000.          $0                          $0
         -------------------------------------------------------------
          2001.          $0                          $0
         -------------------------------------------------------------
          2002.          $0                          $0


* No commissions are paid to GAD but are paid directly to the selling broker dealers. (Total commissions were: $204 in 2002; $57,171 in 2001; and $23,716 in 2000.)


   Additional compensation may be paid to Metropolitan Life Insurance Company representatives for referral fees or other consultants for specific services. There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets


   The Company holds assets of the Separate Account, physically segregated and held apart from our general assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, have been passed upon Gregg P. Hirsch, Associate General Counsel, Metropolitan Life Insurance Company.


                                    Experts




   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements


   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                                 40.....    250%
                                 41.....    243
                                 42.....    236
                                 43.....    229
                                 44.....    222
                                 45.....    215
                                 46.....    209
                                 47.....    203
                                 48.....    197
                                 49.....    191
                                 50.....    185
                                 51.....    178
                                 52.....    171
                                 53.....    164
                                 54.....    157
                                 55.....    150
                                 56.....    146
                                 57.....    142
                                 58.....    138
                                 59.....    134
                                 60.....    130

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                            61..........    128%
                            62..........    126
                            63..........    124
                            64..........    122
                            65..........    120
                            66..........    119
                            67..........    118
                            68..........    117
                            69..........    116
                            70..........    115
                            71..........    113
                            72..........    111
                            73..........    109
                            74..........    107
                            75-90.......    105
                            91..........    104
                            92..........    103
                            93..........    102
                            94..........    101
                            95 or older.    100

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2002 and 2001 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 9, 2003

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2002 and 2001
                 (in thousands of dollars, except share data)


                                                                2002     2001
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $119,204 $ 86,670
 Policy loans................................................   24,491   23,406
 Cash and cash equivalents...................................    7,978   16,236
                                                              -------- --------
        Total cash and invested assets.......................  151,673  126,312
                                                              -------- --------
 Reinsurance recoverables....................................      376      700
 Deposits relating to reinsured policyholder account balances   11,064    7,550
 Accrued investment income...................................    2,479    2,102
 Deferred policy acquisition costs...........................   18,041   10,592
 Value of business acquired..................................   24,606   23,041
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,837    3,032
 Other assets................................................      116      675
 Separate account assets.....................................  208,413  228,947
                                                              -------- --------
        Total assets......................................... $423,789 $406,135
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $122,878 $116,482
 Policy and contract claims..................................    2,277    1,106
 Federal income taxes payable................................    1,269      229
 Other liabilities and accrued expenses......................   13,773    4,894
 Payable to affiliates.......................................    1,148    2,755
 Due to separate account.....................................      437      450
 Deferred tax liability......................................   11,204    7,525
 Separate account liabilities................................  208,413  228,947
                                                              -------- --------
        Total liabilities....................................  361,399  362,388
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   33,032
    Accumulated other comprehensive income...................    4,248    1,170
    Retained earnings........................................   12,535    6,470
                                                              -------- --------
        Total stockholder's equity...........................   62,390   43,747
                                                              -------- --------
        Total liabilities and stockholder's equity........... $423,789 $406,135
                                                              ======== ========


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)


                                                                    2002     2001     2000
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $25,232  $23,996  $22,809
   Net investment income.........................................   9,410    8,784    8,748
   Commissions and expense allowances on reinsurance ceded.......     349      538      190
   Net realized investment (losses)..............................    (256)     (87)  (1,027)
                                                                  -------  -------  -------
       Total revenues............................................  34,735   33,231   30,720
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   6,789    4,979    4,742
   Interest credited to policyholder account balances............   6,588    6,432    5,743
   Commissions, net of capitalized costs.........................   1,036      713      381
   General and administration expenses, net of capitalized costs.  13,565   14,052   12,787
   Amortization of deferred policy acquisition costs.............    (501)     751       --
   Amortization of value of business acquired....................  (1,979)     854    2,092
   Amortization of goodwill......................................      --      177      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  25,498   27,958   25,922
                                                                  -------  -------  -------
       Income before federal income tax expense..................   9,237    5,273    4,798
Federal income taxes.............................................   3,172    1,898    1,703
                                                                  -------  -------  -------
Net income.......................................................   6,065    3,375    3,095
Other comprehensive income.......................................   3,078      301      869
                                                                  -------  -------  -------
Comprehensive income............................................. $ 9,143  $ 3,676  $ 3,964
                                                                  =======  =======  =======




                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital   income (loss) earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2000.... $2,050  $34,057      $   --     $    --     $36,107
   Par value change...........  1,025   (1,025)         --          --          --
   Net income.................     --       --          --       3,095       3,095
   Other comprehensive income.     --       --         869          --         869
                               ------  -------      ------     -------     -------
Balance at January 1, 2001....  3,075   33,032         869       3,095      40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at December 31, 2002.. $3,075  $42,532      $4,248     $12,535     $62,390
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                                                 2002      2001      2000
                                                                               --------  --------  -------
Cash flows from operating activities:
   Net income................................................................. $  6,065  $  3,375  $ 3,095
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................      324       949     (335)
          Deposits relating to reinsured policyholder account balances........   (3,514)     (314)    (216)
          Accrued investment income...........................................     (377)      (98)    (151)
          Federal income tax payable..........................................    1,040      (354)    (424)
          Other assets........................................................     (246)     (921)  (1,493)
          Policy and contract claims..........................................    1,171      (465)    (120)
          Other liabilities and accrued expenses..............................    8,879     1,812     (103)
          Payable to affiliates...............................................   (1,607)     (162)    (886)
          Company ownership of separate account...............................        5        --       64
          Due to separate account.............................................      (18)      248       10
       Deferred tax expense...................................................    2,021     1,097    1,186
       Policy acquisition costs deferred......................................   (6,988)   (6,578)  (4,836)
       Amortization of deferred policy acquisition costs......................     (501)      751       --
       Amortization of value of business acquired.............................   (1,979)      854    2,092
       Amortization of goodwill...............................................       --       177      177
       Interest credited to policyholder accounts.............................    6,588     6,432    5,743
       (Accretion) / amortization of net investments..........................     (438)     (239)    (101)
       Net loss on sales and calls of investments.............................      256        87    1,027
                                                                               --------  --------  -------
Net cash provided by operating activities.....................................   10,681     6,651    4,729
                                                                               --------  --------  -------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (43,612)  (12,247)  (6,007)
   Sales, maturities and repayments of fixed maturities.......................   16,450    12,369    3,960
   Increase in policy loans, net..............................................   (1,085)   (3,339)  (3,113)
                                                                               --------  --------  -------
Net cash used in investing activities.........................................  (28,247)   (3,217)  (5,160)
                                                                               --------  --------  -------
Cash flows from financing activities:
   Capital contribution.......................................................    9,500        --       --
   Net policyholder account deposits..........................................     (192)    2,784     (142)
                                                                               --------  --------  -------
Net cash provided (used) in financing activities..............................    9,308     2,784     (142)
                                                                               --------  --------  -------
Net (decrease) increase in cash and cash equivalents..........................   (8,258)    6,218     (573)
Cash and cash equivalents at beginning of year................................   16,236    10,018   10,591
                                                                               --------  --------  -------
Cash and cash equivalents at end of year...................................... $  7,978  $ 16,236  $10,018
                                                                               ========  ========  =======
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $   (110) $ (1,155) $  (941)
                                                                               ========  ========  =======

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets (value of business acquired) totaling $31,753.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2002 and 2001, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of

                        PARAGON LIFE INSURANCE COMPANY
allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Accumulated amortization as of December 31, 2002 and 2001 was $354. Amortization expense for the years ended December 31, 2002, 2001 and 2000 were $0, $177, and $177, respectively. If the goodwill was not amortized for each of the years ended December 31, 2001 and 2000, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2002, 2001 and 2000. The actual crediting rate ranged from 5.6% to 6.1% in 2002, and 6.1% in 2001 and 2000.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial

                        PARAGON LIFE INSURANCE COMPANY
statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs


   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.


   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life

                        PARAGON LIFE INSURANCE COMPANY
insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,680, $1,714 and $1,947 for the years ended December 31, 2002, 2001, and 2000, respectively. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original maturities of 90 days or less.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $1,629 and $1,402 at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $229, $91 and $135 for the years ended December 31, 2002, 2001 and 2000, respectively.

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $2,602 and $1,737 at December 31, 2002 and 2001, respectively. Related amortization expense was $865, $647 and $162 for the years ended December 31, 2002, 2001 and 2000, respectively.

  (m) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

                        PARAGON LIFE INSURANCE COMPANY

  (n) New Accounting Pronouncements

   In January 2003, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 provides guidance surrounding consolidation based on controlling financial interest and provides new quantitative guidelines to various variable interest entities as defined in the statement. The interpretation applies immediately to variable interest entities created after January 31, 2003, and in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities acquired before February 1, 2003. Although the Company has not finalized its analysis of FIN 46, the Company does not believe it will be required to consolidate or disclose any information related to variable interest entities.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   In November 2002, FASB issued FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for fiscal periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45 scope, including guarantees issued prior to FIN 45. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company believes the adoption of FIN 45 did not have a significant impact on the Company's financial statements nor require additional disclosure.

   In June 2002, FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value in the period in which the liability is incurred. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. The adoption of SFAS 146 did not have a material impact on the Company's financial condition or results of operations.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting

                        PARAGON LIFE INSURANCE COMPANY

Principles Board Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions
("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. The Company has completed the required impairment tests of goodwill. The Company had no intangible assets as of December 31, 2001. There was no impairment of goodwill or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002 and 2001 are as follows:

                                                     2002
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,547   $   428     $   --    $  4,975
    Corporate securities.........   67,564     6,674      1,006      73,232
    Foreign Corporate securities.   19,457     1,924         93      21,288
    Foreign Government securities      496        60         --         556
    Mortgage-backed securities...   17,606     1,296         --      18,902
    Asset-backed securities......      245         6         --         251
                                  --------   -------     ------    --------
                                  $109,915   $10,388     $1,099    $119,204
                                  ========   =======     ======    ========

                                                     2001
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,654   $   156     $   27    $  4,783
    Corporate securities.........   55,279     3,015      4,839      53,455
    Foreign Corporate securities.   13,860       927         --      14,787
    Foreign Government securities       --        --         --          --
    Mortgage-backed securities...   12,382       747         --      13,129
    Asset-backed securities......      496        20         --         516
                                  --------   -------     ------    --------
                                  $ 86,671   $ 4,865     $4,866    $ 86,670
                                  ========   =======     ======    ========

                        PARAGON LIFE INSURANCE COMPANY

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less................. $  5,467   $  5,577
         Due after one year through five years...   12,592     13,691
         Due after five years through ten years..   19,433     21,065
         Due after ten years through twenty years   54,572     59,718
         Asset-backed securities.................      245        251
         Mortgage-backed securities..............   17,606     18,902
                                                  --------   --------
                                                  $109,915   $119,204
                                                  ========   ========

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities during 2002, 2001 and 2000 were $12,287 and $3,449 and 3,960, respectively. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. Gross gains of $7 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $766. There were no write-downs in 2001 or 2002.

   The sources of net investment income follow:

                                         2002    2001    2000
                                        ------  ------  ------
                 Fixed maturities...... $7,542  $6,681  $6,789
                 Policy loans..........  1,805   1,701   1,464
                 Short-term investments    167     469     577
                                        ------  ------  ------
                                         9,514   8,851   8,830
                 Investment expenses...   (104)    (67)    (82)
                                        ------  ------  ------
                 Net investment income. $9,410  $8,784  $8,748
                                        ======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2002     2001    2000
                                               -------  -------  ------
       Unrealized appreciation (depreciation):
       Fixed maturities available-for-sale.... $ 9,289  $ 4,098  $1,465
       Deferred policy acquisition costs......    (111)     (70)     --
       VOBA...................................  (2,643)  (2,228)   (128)
       Deferred income taxes..................  (2,287)    (630)   (468)
                                               -------  -------  ------
       Net unrealized appreciation............ $ 4,248  $ 1,170  $  869
                                               =======  =======  ======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,177 and $4,023 at December 31, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2002:
         Assets
             Fixed maturities, available for sale..... $119,204  $119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878
      December 31, 2001:
         Assets
             Fixed maturities, available for sale..... $ 86,670  $ 86,670
             Policy loans.............................   23,406    23,406
             Separate account assets..................  228,947   228,947
         Liabilities
             Policyholder account balances............  116,482   116,482

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2002, 2001 and 2000 as they relate to transactions with affiliates are summarized as follows:

                                                  2002    2001    2000
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
       Premiums for reinsurance ceded........... $28,670 $19,513 $18,445
       Policy benefits ceded....................  20,409  20,837  22,130
       Commissions and expenses ceded...........     349     538     190
       Reinsurance recoverables.................     261     631   1,617
       Reinsurance experience adjustment........   3,447      --      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2002, 2001 and 2000 were insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2002     2001     2000
                                                        -------  -------  --------
Balance at beginning of year........................... $10,592  $ 4,836  $ 24,357
Purchase adjustments...................................      --       --   (24,357)
Policy acquisition costs deferred......................   6,988    6,577     4,836
Policy acquisition costs amortized.....................     501     (751)       --
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..     (40)     (70)       --
                                                        -------  -------  --------
Balance at end of year................................. $18,041  $10,592  $  4,836
                                                        =======  =======  ========

(6) Value of Business Acquired

   A summary of the VOBA deferred and amortized is as follows:

                                                    2002     2001     2000
                                                  -------  -------  --------
  Balance at beginning of year................... $23,041  $25,995  $     --
  Purchase adjustments...........................      --       --   (28,215)
  VOBA amortized.................................  (1,979)     854     2,092
  VOBA relating to change in unrealized (gain) on
    investments available for sale...............    (414)  (2,100)     (128)
                                                  -------  -------  --------
  Balance at end of year......................... $24,606  $23,041  $ 25,995
                                                  =======  =======  ========

(7) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2002   2001   2000
                                           ------ ------ ------
                Current tax expense....... $1,151 $  801 $  517
                Deferred tax expense......  2,021  1,097  1,186
                                           ------ ------ ------
                Provision for income taxes $3,172 $1,898 $1,703
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2002    2001   2000
                                             ------  ------ ------
             Computed "expected" tax expense $3,233  $1,846 $1,679
             Other, net.....................    (61)     52     24
                                             ------  ------ ------
             Provision for income taxes..... $3,172  $1,898 $1,703
                                             ======  ====== ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2002, 2001 and 2000 are presented below:

                                                   2002    2001    2000
                                                  ------- ------- -------
      Deferred tax assets:
         Policy and contract liabilities......... $   378 $   439 $   554
         Tax capitalization of acquisition costs.   3,240   3,084   2,869
         Purchase adjustment.....................   1,342   1,236   1,456
         Capital loss carryforwards..............     779     775      --
         Reinsurance experience adjustment.......   1,132      --      --
         Other, net..............................     136     162     164
                                                  ------- ------- -------
      Total deferred tax assets.................. $ 7,007 $ 5,696 $ 5,043
                                                  ======= ======= =======
      Deferred tax liabilities:
         Unrealized gain on investments, net..... $ 2,287 $   630 $   468
         VOBA....................................   9,535   8,838   9,139
         Deferred policy acquisition costs.......   6,389   3,753   1,702
                                                  ------- ------- -------
      Total deferred tax liabilities............. $18,211 $13,221 $11,309
                                                  ------- ------- -------
      Net deferred tax liabilities............... $11,204 $ 7,525 $ 6,266
                                                  ======= ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2002 and 2001, the Company recognized deferred tax assets associated with capital losses of approximately $779 and $775, respectively, that will expire between 2006 and 2007. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1996. The Company is being audited for the years 1997-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(8) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2002, 2001 and 2000 were $3,512, $3,056 and $2,487, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(9) Pension Plan

   Effective January 1, 2001, the Company's employees became employees of MetLife. This transition affected the provision of employee benefit plans as described below:

                        PARAGON LIFE INSURANCE COMPANY

   The Company continued to co-sponsor with General American a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history. On December 31, 2002, the General American Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

   As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of MetLife. Consistent with the Company's former participation in the General American plan, employees may become eligible for these benefits under the MetLife plan if they attain retirement age, with sufficient service, while working for MetLife. Additionally, MetLife provides postemployment benefits for eligible employees as of this transition date.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $161, $123 and $459 for 2002, 2001 and 2000, respectively.

(10) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2002, 2001 and 2000, as determined using statutory accounting practices, is summarized as follows:

                                                           2002     2001    2000
                                                          ------- -------  -------
Statutory surplus as reported to regulatory authorities.. $22,603 $12,930  $13,751
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $   773 $  (931) $   835

(11) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $2,260. Paragon did not pay dividends in 2002, 2001 and 2000.

                        PARAGON LIFE INSURANCE COMPANY

(12) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2002, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(13) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2003................ $  380
                            2004................    370
                            2005................    339
                            2006................    287
                            2007................    244
                                                 ------
                                                 $1,620
                                                 ======

   Rent expense totaled $459, $677 and $562 in 2002, 2001 and 2000, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(14) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2002, 2001 and 2000:

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (456)       160      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................  $ 4,735    $(1,657)  $ 3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................  $   463    $  (162)  $   301
                                                          =======    =======   =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $  (153)  $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)        45       (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027       (360)      667
                                                          -------    -------   -------
Other comprehensive income..............................  $ 1,337    $  (468)  $   869
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account B's Morgan Stanley Divisions:

   We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder and Global Advantage Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


St. Louis, Missouri

April 9, 2003

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

                                                   Money                                                  Quality
                                                  Market      High Yield      Equity      Strategist    Income Plus
                                               Fund Division Fund Division Fund Division Fund Division Fund Division
                                               ------------- ------------- ------------- ------------- -------------
Net Assets:
   Investments in Morgan Stanley Variable
    Investment Series, at Market Value
    (See Schedule of Investments).............   $585,063        70,192        961,660      313,920       52,209
   Receivable from (Payable to) Paragon Life
    Insurance Company.........................         90          (101)           465         (465)         (77)
                                                 --------       -------      ---------      -------       ------
      Total Net Assets........................   $585,153        70,091        962,125      313,455       52,132
                                                 ========       =======      =========      =======       ======
Total Net Assets, represented by:
   Equity of Contract Owners..................   $585,153        70,080        962,120      313,453       52,130
   Equity of Paragon Life Insurance
    Company...................................         --            11              5            2            2
                                                 --------       -------      ---------      -------       ------
                                                 $585,153        70,091        962,125      313,455       52,132
                                                 ========       =======      =========      =======       ======
Total Units Held..............................    450,946        24,041         23,523       16,679        3,303
Unit Value....................................   $   1.30          2.92          40.90        18.79        15.78
Cost of Investments...........................   $585,063       125,534      1,568,901      385,532       52,196

                                                 Dividend                     Capital
                                                  Growth       Utilities      Growth
                                               Fund Division Fund Division Fund Division
                                               ------------- ------------- -------------
Net Assets:
   Investments in Morgan Stanley Variable
    Investment Series, at Market Value
    (See Schedule of Investments).............   1,157,486      43,284          --
   Receivable from (Payable to) Paragon Life
    Insurance Company.........................        (645)        (63)         --
                                                 ---------      ------          --
      Total Net Assets........................   1,156,841      43,221          --
                                                 =========      ======          ==
Total Net Assets, represented by:
   Equity of Contract Owners..................   1,156,841      43,220          --
   Equity of Paragon Life Insurance
    Company...................................          --           1          --
                                                 ---------      ------          --
                                                 1,156,841      43,221          --
                                                 =========      ======          ==
Total Units Held..............................      55,453       2,736          --
Unit Value....................................       20.86       15.80          --
Cost of Investments...........................   1,612,555      62,752          --

                                                                           Global
                                                             Pacific      Dividend       Income        Global
                                              European       Growth        Growth        Builder      Advantage
                                            Fund Division Fund Division Fund Division Fund Division Fund Division
                                            ------------- ------------- ------------- ------------- -------------
Net Assets:
   Investments in Morgan Stanley Variable
    Investment Series, at Market Value
    (See Schedule of Investments)..........   $518,206        667,493      589,523        1,530        148,190
   (Payable to) Paragon Life Insurance
    Company................................       (770)          (985)        (877)          (3)          (143)
                                              --------      ---------      -------        -----        -------
      Total Net Assets.....................   $517,436        666,508      588,646        1,527        148,047
                                              ========      =========      =======        =====        =======
Total Net Assets, represented by:
   Equity of Contract Owners...............   $517,435        666,510      588,643        1,528        148,047
   Equity of Paragon Life Insurance
    Company................................          1             (2)           3           (1)            --
                                              --------      ---------      -------        -----        -------
                                              $517,436        666,508      588,646        1,527        148,047
                                              ========      =========      =======        =====        =======
Total Units Held...........................     21,272        204,838       39,534          108         24,676
Unit Value.................................   $  24.33           3.25        14.89        14.09           6.00
Cost of Investments........................   $805,223      1,213,997      735,008        1,628        204,806


                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS


             For the Years Ended December 31, 2002, 2001 and 2000



                                                               Money Market                  High Yield
                                                               Fund Division                Fund Division
                                                        --------------------------  ----------------------------
                                                          2002      2001     2000     2002      2001      2000
                                                        --------  -------  -------  --------  --------  --------
Investment Income:
  Dividend Income...................................... $  4,499   12,888   11,922    14,406    15,835    16,820
Expenses:
  Mortality and Expense Charge.........................    3,188    3,115    1,944       699       729       896
                                                        --------  -------  -------  --------  --------  --------
   Net Investment Income (Expense).....................    1,311    9,773    9,978    13,707    15,106    15,924
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.....................       --       --       --        --        --        --
  Proceeds from Sales..................................  282,890  269,775  156,944    58,315    50,440    25,484
  Cost of Investments Sold.............................  282,890  269,775  156,944   110,236    87,202    35,577
                                                        --------  -------  -------  --------  --------  --------
   Net Realized (Loss) Gain on Investments.............       --       --       --   (51,921)  (36,762)  (10,093)
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year.............       --       --       --   (87,458)  (72,744)  (33,437)
  Unrealized (Loss) Gain End of Year...................       --       --       --   (55,342)  (87,458)  (72,744)
                                                        --------  -------  -------  --------  --------  --------
  Net Unrealized Gain (Loss) on Investments............       --       --       --    32,116   (14,714)  (39,307)
                                                        --------  -------  -------  --------  --------  --------
   Net (Loss) on Investments...........................       --       --       --   (19,805)  (51,476)  (49,400)
Increase (Decrease) in Assets Resulting from Operations $  1,311    9,773    9,978    (6,098)  (36,370)  (33,476)
                                                        ========  =======  =======  ========  ========  ========

                                                            Quality Income Plus            Dividend Growth
                                                               Fund Division                Fund Division
                                                        --------------------------  ----------------------------
                                                          2002      2001     2000     2002      2001      2000
                                                        --------  -------  -------  --------  --------  --------
Investment Income:
  Dividend Income...................................... $  3,503    3,647    4,224    25,524    25,507    55,692
Expenses:
  Mortality and Expense Charge.........................      513      558      574    11,230    11,921    11,810
                                                        --------  -------  -------  --------  --------  --------
   Net Investment Income (Expense).....................    2,990    3,089    3,650    14,294    13,586    43,882
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.....................       --       --       --        --        --   243,896
  Proceeds from Sales..................................   26,716   35,149    3,390   345,764   304,999   342,345
  Cost of Investments Sold.............................   26,967   35,474    3,637   431,791   366,895   415,532
                                                        --------  -------  -------  --------  --------  --------
   Net Realized (Loss) Gain on Investments.............     (251)    (325)    (247)  (86,027)  (61,896)  170,709
Net Unrealized Gain (Loss) on Investments:
  Unrealized Gain (Loss) Beginning of Year.............      236   (2,134)  (4,700) (276,778) (236,589)  (70,696)
  Unrealized Gain (Loss) End of Year...................       13      236   (2,134) (455,069) (276,778) (236,589)
                                                        --------  -------  -------  --------  --------  --------
  Net Unrealized (Loss) Gain on Investments............     (223)   2,370    2,566  (178,291)  (40,189) (165,893)
                                                        --------  -------  -------  --------  --------  --------
   Net (Loss) Gain on Investments......................     (474)   2,045    2,319  (264,318) (102,085)    4,816
Increase (Decrease) in Assets Resulting from Operations $  2,516    5,134    5,969  (250,024)  (88,499)   48,698
                                                        ========  =======  =======  ========  ========  ========


                                                                   Equity                      Strategist
                                                                Fund Division                Fund Division
                                                        ----------------------------  ---------------------------
                                                          2002      2001      2000      2002      2001      2000
                                                        --------  --------  --------  --------  --------  -------
Investment Income:
  Dividend Income......................................    3,942   120,415   182,370     4,945     7,869    8,661
Expenses:
  Mortality and Expense Charge.........................    9,123     9,741    12,851     2,745     2,686    2,988
                                                        --------  --------  --------  --------  --------  -------
   Net Investment Income (Expense).....................   (5,181)  110,674   169,519     2,200     5,183    5,673
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.....................       --   129,744    35,863        --    13,209   36,453
  Proceeds from Sales..................................  309,775   307,935   153,947    41,711    66,471   20,451
  Cost of Investments Sold.............................  487,871   401,882   132,724    49,393    69,761   17,448
                                                        --------  --------  --------  --------  --------  -------
   Net Realized (Loss) Gain on Investments............. (178,096)   35,797    57,086    (7,682)    9,919   39,456
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year............. (538,960)   (7,441)  424,079   (42,369)    8,726   52,783
  Unrealized (Loss) Gain End of Year................... (607,241) (538,960)   (7,441)  (71,612)  (42,369)   8,726
                                                        --------  --------  --------  --------  --------  -------
  Net Unrealized Gain (Loss) on Investments............  (68,281) (531,519) (431,520)  (29,243)  (51,095) (44,057)
                                                        --------  --------  --------  --------  --------  -------
   Net (Loss) on Investments........................... (246,377) (495,722) (374,434)  (36,925)  (41,176)  (4,601)
Increase (Decrease) in Assets Resulting from Operations (251,558) (385,048) (204,915)  (34,725)  (35,993)   1,072
                                                        ========  ========  ========  ========  ========  =======

                                                                  Utilities                  Capital Growth
                                                                Fund Division                Fund Division
                                                        ----------------------------  ---------------------------
                                                          2002      2001      2000      2002      2001      2000
                                                        --------  --------  --------  --------  --------  -------
Investment Income:
  Dividend Income......................................    1,616     1,693     2,324     1,021    29,427   54,040
Expenses:
  Mortality and Expense Charge.........................      483       684       916     1,896     3,381    3,903
                                                        --------  --------  --------  --------  --------  -------
   Net Investment Income (Expense).....................    1,133     1,009     1,408      (875)   26,046   50,137
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.....................       --     4,268     5,060        --       481   13,794
  Proceeds from Sales..................................   40,748    80,425     6,121   442,427   118,857   49,336
  Cost of Investments Sold.............................   59,763    80,457     5,246   601,499   139,503   41,313
                                                        --------  --------  --------  --------  --------  -------
   Net Realized (Loss) Gain on Investments.............  (19,015)    4,236     5,935  (159,072)  (20,165)  21,817
Net Unrealized Gain (Loss) on Investments:
  Unrealized Gain (Loss) Beginning of Year.............  (20,317)    8,098    14,399  (114,825)   16,819   89,163
  Unrealized Gain (Loss) End of Year...................  (19,468)  (20,317)    8,098        --  (114,825)  16,819
                                                        --------  --------  --------  --------  --------  -------
  Net Unrealized (Loss) Gain on Investments............      849   (28,415)   (6,301)  114,825  (131,644) (72,344)
                                                        --------  --------  --------  --------  --------  -------
   Net (Loss) Gain on Investments......................  (18,166)  (24,179)     (366)  (44,247) (151,809) (50,527)
Increase (Decrease) in Assets Resulting from Operations  (17,033)  (23,170)    1,042   (45,122) (125,763)    (390)
                                                        ========  ========  ========  ========  ========  =======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

             For the Years Ended December 31, 2002, 2001 and 2000




                                                                   European                   Pacific Growth
                                                                Fund Division                  Fund Division
                                                        -----------------------------  ----------------------------
                                                           2002      2001      2000      2002      2001      2000
                                                        ---------  --------  --------  --------  --------  --------
Investment Income:
  Dividend Income...................................... $   7,473    23,908     5,367        --    11,156    18,802
Expenses:
  Mortality and Expense Charge.........................     4,931     5,589     7,098     6,251     7,191    11,372
                                                        ---------  --------  --------  --------  --------  --------
   Net Investment Income (Expense).....................     2,542    18,319    (1,731)   (6,251)    3,965     7,430
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.....................        --   102,207   116,937        --        --        --
  Proceeds from Sales..................................   138,729   177,835    87,508   116,046   192,749   140,115
  Cost of Investments Sold.............................   201,182   214,791    80,639   186,490   271,168   135,164
                                                        ---------  --------  --------  --------  --------  --------
      Net Realized (Loss) Gain on Investments..........   (62,453)   65,251   123,806   (70,444)  (78,419)    4,951
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year.............  (210,692)   10,612   178,589  (435,585) (243,765)  239,597
  Unrealized (Loss) Gain End of Year...................  (287,017) (210,692)   10,612  (546,504) (435,585) (243,765)
                                                        ---------  --------  --------  --------  --------  --------
  Net Unrealized (Loss) Gain on Investments............   (76,325) (221,304) (167,977) (110,919) (191,820) (483,362)
                                                        ---------  --------  --------  --------  --------  --------
      Net (Loss) Gain on Investments...................  (138,778) (156,053)  (44,171) (181,363) (270,239) (478,411)
(Decrease) Increase in Assets Resulting from Operations $(136,236) (137,734)  (45,902) (187,614) (266,274) (470,981)
                                                        =========  ========  ========  ========  ========  ========


                                                              Global Dividend
                                                                  Growth               Income Builder
                                                               Fund Division            Fund Division
                                                        --------------------------  --------------------
                                                          2002      2001     2000    2002   2001    2000
                                                        --------  -------  -------  -----  ------  -----
Investment Income:
  Dividend Income......................................   10,714   17,305    8,672     70     464    403
Expenses:
  Mortality and Expense Charge.........................    5,437    5,810    6,954     15      90     72
                                                        --------  -------  -------  -----  ------  -----
   Net Investment Income (Expense).....................    5,277   11,495    1,718     55     374    331
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.....................       --    7,455   63,045     --      --     --
  Proceeds from Sales..................................  131,022  207,775  220,794  3,274  25,948  1,360
  Cost of Investments Sold.............................  151,604  229,320  232,767  3,258  25,318  1,361
                                                        --------  -------  -------  -----  ------  -----
      Net Realized (Loss) Gain on Investments..........  (20,582) (14,090)  51,072     16     630     (1)
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year.............  (75,186) (25,750)  62,309    102    (122)   273
  Unrealized (Loss) Gain End of Year................... (145,485) (75,186) (25,750)   (98)    102   (122)
                                                        --------  -------  -------  -----  ------  -----
  Net Unrealized (Loss) Gain on Investments............  (70,299) (49,436) (88,059)  (200)    224   (395)
                                                        --------  -------  -------  -----  ------  -----
      Net (Loss) Gain on Investments...................  (90,881) (63,526) (36,987)  (184)    854   (396)
(Decrease) Increase in Assets Resulting from Operations  (85,604) (52,031) (35,269)  (129)  1,228    (65)
                                                        ========  =======  =======  =====  ======  =====



                                                    Global Advantage
                                                      Fund Division
                                               --------------------------
                                                 2002      2001     2000
                                               --------  -------  -------
Investment Income:
  Dividend Income............................. $  1,205    1,159      627
Expenses:
  Mortality and Expense Charge................    1,335    1,380    1,441
                                               --------  -------  -------
   Net Investment (Expense)...................     (130)    (221)    (814)
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions............       --   13,157       --
  Proceeds from Sales.........................   59,093  109,238   18,609
  Cost of Investments Sold....................   77,274  144,012   18,729
                                               --------  -------  -------
      Net Realized (Loss) on Investments......  (18,181) (21,617)    (120)
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year....  (40,721) (14,330)  17,539
  Unrealized (Loss) End of Year...............  (56,616) (40,721) (14,330)
                                               --------  -------  -------
  Net Unrealized (Loss) on Investments........  (15,895) (26,391) (31,869)
                                               --------  -------  -------
      Net (Loss) on Investments...............  (34,076) (48,008) (31,989)
(Decrease) in Assets Resulting from Operations $(34,206) (48,229) (32,803)
                                               ========  =======  =======


                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS


             For the Years Ended December 31, 2002, 2001 and 2000


                                                           Money Market                    High Yield
                                                           Fund Division                 Fund Division
                                                    --------------------------  -------------------------------
                                                      2002      2001     2000      2002       2001       2000
                                                    --------  -------  -------  ---------  ---------  ---------
Operations:
  Net Investment Income (Expense).................. $  1,311    9,773    9,978     13,707     15,106     15,924
  Net Realized (Loss) Gain on Investments..........       --       --       --    (51,921)   (36,762)   (10,093)
  Net Unrealized Gain (Loss) on Investments........       --       --       --     32,116    (14,714)   (39,307)
                                                    --------  -------  -------  ---------  ---------  ---------
  Increase (Decrease) in Net Assets Resulting from
   Operations......................................    1,311    9,773    9,978     (6,098)   (36,370)   (33,476)
  Net Deposits into (Withdrawals from) Separate
   Account.........................................  327,929   26,897    9,654     (7,664)    49,746     (2,359)
                                                    --------  -------  -------  ---------  ---------  ---------
      Increase (Decrease) in Net Assets............  329,240   36,670   19,632    (13,762)    13,376    (35,835)
Net Assets, Beginning of Year......................  255,913  219,243  199,611     83,853     70,477    106,312
                                                    --------  -------  -------  ---------  ---------  ---------
Net Assets, End of Year............................ $585,153  255,913  219,243     70,091     83,853     70,477
                                                    ========  =======  =======  =========  =========  =========

                                                        Quality Income Plus             Dividend Growth
                                                           Fund Division                 Fund Division
                                                    --------------------------  -------------------------------
                                                      2002      2001     2000      2002       2001       2000
                                                    --------  -------  -------  ---------  ---------  ---------
Operations:
  Net Investment Income (Expense).................. $  2,990    3,089    3,650     14,294     13,586     43,882
  Net Realized (Loss) Gain on Investments..........     (251)    (325)    (247)   (86,027)   (61,896)   170,709
  Net Unrealized (Loss) Gain on Investments........     (223)   2,370    2,566   (178,291)   (40,189)  (165,893)
                                                    --------  -------  -------  ---------  ---------  ---------
  Increase (Decrease) in Net Assets Resulting from
   Operations......................................    2,516    5,134    5,969   (250,024)   (88,499)    48,698
  Net (Withdrawals from) Deposits into Separate
   Account.........................................  (12,752)  (9,530)   4,142     53,941    111,779    (56,515)
                                                    --------  -------  -------  ---------  ---------  ---------
      (Decrease) Increase in Net Assets............  (10,236)  (4,396)  10,111   (196,083)    23,280     (7,817)
Net Assets, Beginning of Year......................   62,368   66,764   56,653  1,352,924  1,329,644  1,337,461
                                                    --------  -------  -------  ---------  ---------  ---------
Net Assets, End of Year............................ $ 52,132   62,368   66,764  1,156,841  1,352,924  1,329,644
                                                    ========  =======  =======  =========  =========  =========

                                                                 Equity                       Strategist
                                                             Fund Division                  Fund Division
                                                    -------------------------------  ---------------------------
                                                       2002       2001       2000      2002      2001      2000
                                                    ---------  ---------  ---------  --------  --------  -------
Operations:
  Net Investment Income (Expense)..................    (5,181)   110,674    169,519     2,200     5,183    5,673
  Net Realized (Loss) Gain on Investments..........  (178,096)    35,797     57,086    (7,682)    9,919   39,456
  Net Unrealized Gain (Loss) on Investments........   (68,281)  (531,519)  (431,520)  (29,243)  (51,095) (44,057)
                                                    ---------  ---------  ---------  --------  --------  -------
  Increase (Decrease) in Net Assets Resulting from
   Operations......................................  (251,558)  (385,048)  (204,915)  (34,725)  (35,993)   1,072
  Net Deposits into (Withdrawals from) Separate
   Account.........................................   100,206     85,611    380,061    40,501     4,683   35,037
                                                    ---------  ---------  ---------  --------  --------  -------
      Increase (Decrease) in Net Assets............  (151,352)  (299,437)   175,146     5,776   (31,310)  36,109
Net Assets, Beginning of Year...................... 1,113,477  1,412,914  1,237,768   307,679   338,989  302,880
                                                    ---------  ---------  ---------  --------  --------  -------
Net Assets, End of Year............................   962,125  1,113,477  1,412,914   313,455   307,679  338,989
                                                    =========  =========  =========  ========  ========  =======

                                                               Utilities                    Capital Growth
                                                             Fund Division                  Fund Division
                                                    -------------------------------  ---------------------------
                                                       2002       2001       2000      2002      2001      2000
                                                    ---------  ---------  ---------  --------  --------  -------
Operations:
  Net Investment Income (Expense)..................     1,133      1,009      1,408      (875)   26,046   50,137
  Net Realized (Loss) Gain on Investments..........   (19,015)     4,236      5,935  (159,072)  (20,165)  21,817
  Net Unrealized (Loss) Gain on Investments........       849    (28,415)    (6,301)  114,825  (131,644) (72,344)
                                                    ---------  ---------  ---------  --------  --------  -------
  Increase (Decrease) in Net Assets Resulting from
   Operations......................................   (17,033)   (23,170)     1,042   (45,122) (125,763)    (390)
  Net (Withdrawals from) Deposits into Separate
   Account.........................................   (11,345)   (47,345)    79,954  (326,346)   28,624  110,259
                                                    ---------  ---------  ---------  --------  --------  -------
      (Decrease) Increase in Net Assets............   (28,378)   (70,515)    80,996  (371,468)  (97,139) 109,869
Net Assets, Beginning of Year......................    71,599    142,114     61,118   371,468   468,607  358,738
                                                    ---------  ---------  ---------  --------  --------  -------
Net Assets, End of Year............................    43,221     71,599    142,114        --   371,468  468,607
                                                    =========  =========  =========  ========  ========  =======

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

             For the Years Ended December 31, 2002, 2001 and 2000


                                             European                     Pacific Growth           Global Dividend Growth
                                           Fund Division                  Fund Division                 Fund Division
                                  ------------------------------  -----------------------------  --------------------------
                                     2002       2001      2000      2002      2001       2000      2002     2001     2000
                                  ----------  --------  --------  --------  --------  ---------  -------  -------  --------
Operations:
 Net Investment Income
   (Expense).....................     $2,542    18,319    (1,731)   (6,251)    3,965      7,430    5,277   11,495     1,718
 Net Realized (Loss) Gain on
   Investments...................   (62,453)    65,251   123,806   (70,444)  (78,419)     4,951  (20,582) (14,090)   51,072
 Net Unrealized (Loss) on
   Investments...................   (76,325)  (221,304) (167,977) (110,919) (191,820)  (483,362) (70,299) (49,436)  (88,059)
                                  ----------  --------  --------  --------  --------  ---------  -------  -------  --------
 (Decrease) in Net Assets
   Resulting from Operations.....  (136,236)  (137,734)  (45,902) (187,614) (266,274)  (470,981) (85,604) (52,031)  (35,269)
 Net Deposits into
   (Withdrawals from)
   Separate Account..............     33,253        24   105,306   127,143    51,585    102,341   51,599  (37,226)  (91,101)
                                  ----------  --------  --------  --------  --------  ---------  -------  -------  --------
     (Decrease) Increase in
      Net Assets.................   (102,983) (137,710)   59,404   (60,471) (214,689)  (368,640) (34,005) (89,257) (126,370)
Net Assets, Beginning of Year....    620,419   758,129   698,725   726,979   941,668  1,310,308  622,651  711,908   838,278
                                  ----------  --------  --------  --------  --------  ---------  -------  -------  --------
Net Assets, End of Year.......... $  517,436   620,419   758,129   666,508   726,979    941,668  588,646  622,651   711,908
                                  ==========  ========  ========  ========  ========  =========  =======  =======  ========

                                       Income Builder           Global Advantage
                                       Fund Division             Fund Division
                                  -----------------------  -------------------------
                                    2002     2001    2000    2002     2001     2000
                                  --------  ------  -----  -------  -------  -------
Operations:
 Net Investment Income
   (Expense).....................      $55     374    331     (130)    (221)    (814)
 Net Realized Gain (Loss) on
   Investments...................       16     630     (1) (18,181) (21,617)    (120)
 Net Unrealized (Loss) Gain
   on Investments................    (200)     224   (395) (15,895) (26,391) (31,869)
                                  --------  ------  -----  -------  -------  -------
 (Decrease) Increase in Net
   Assets Resulting from
   Operations....................    (129)   1,228    (65) (34,206) (48,229) (32,803)
 Net (Withdrawals from)
   Deposits into Separate
   Account.......................  (1,093)  (5,919)  (829)  20,428   37,977   93,857
                                  --------  ------  -----  -------  -------  -------
     (Decrease) Increase in
      Net Assets.................   (1,222) (4,691)  (894) (13,778) (10,252)  61,054
Net Assets, Beginning of Year....    2,749   7,440  8,334  161,825  172,077  111,023
                                  --------  ------  -----  -------  -------  -------
Net Assets, End of Year.......... $  1,527   2,749  7,440  148,047  161,825  172,077
                                  ========  ======  =====  =======  =======  =======

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 2002

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1993. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into thirteen Fund Divisions (the Divisions), which invest exclusively in corresponding shares of a single fund of Morgan Stanley Variable Investment Series, an open-end, diversified management investment company. These funds are the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European (formerly European Growth), Pacific Growth, Global Dividend Growth, Income Builder, and Global Advantage (formerly Competitive Edge Best Ideas). Policyholders have the option of directing their premium payments into any or all of the Divisions. On August 23, 2002, the Capital Growth Fund Division closed and transferred the assets to the Money Market Fund Division.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge


   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is equal to 1% of the premium paid. In addition, policies that are deemed to be individual contracts under OBRA charge an additional 1%. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.


  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges, a daily charge against the operations of each Division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00247% of the net assets of each Division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales


For the years ended December 31, 2002, 2001 and 2000.


                      Money Market             High Yield                Equity                Strategist
                     Fund Division            Fund Division           Fund Division           Fund Division
                ------------------------ ----------------------- ----------------------- -----------------------
                  2002    2001    2000    2002    2001    2000    2002    2001    2000    2002    2001    2000
                -------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases...... $462,905 438,027 164,821  51,273  98,183  22,284 409,677 373,468 522,210  82,604  65,540  52,755
Sales.......... $282,890 269,775 156,944  58,315  50,440  25,484 309,775 307,935 153,947  41,711  66,471  20,451

                  Quality Income Plus        Dividend Growth            Utilities            Capital Growth
                     Fund Division            Fund Division           Fund Division           Fund Division
                ------------------------ ----------------------- ----------------------- -----------------------
                  2002    2001    2000    2002    2001    2000    2002    2001    2000    2002    2001    2000
                -------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases...... $ 14,032  24,506   7,009 394,704 398,295 274,999  29,807  31,467  85,263 110,982 146,962 156,033
Sales.......... $ 26,716  35,149   3,390 345,764 304,999 342,345  40,748  80,425   6,121 442,427 118,857  49,336

                        European             Pacific Growth      Global Dividend Growth
                     Fund Division            Fund Division           Fund Division
                ------------------------ ----------------------- -----------------------
                  2002    2001    2000    2002    2001    2000    2002    2001    2000
                -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases...... $175,016 164,519 186,269 240,959 233,369 231,821 174,383 167,895 123,261
Sales.......... $138,729 177,835  87,508 116,046 192,749 140,115 131,022 207,775 220,794

                     Income Builder         Global Advantage
                     Fund Division            Fund Division
                ------------------------ -----------------------
                  2002    2001    2000    2002    2001    2000
                -------- ------- ------- ------- ------- -------
Purchases...... $  2,243  19,861     464  82,205 141,831 111,153
Sales.......... $  3,274  25,948   1,360  59,093 109,238  18,609

The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity


The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000.


                                              Money Market             High Yield              Equity             Strategist
                                              Fund Division          Fund Division         Fund Division        Fund Division
                                         ----------------------- ---------------------  -------------------- --------------------
                                          2002    2001    2000    2002    2001   2000    2002   2001   2000   2002   2001   2000
                                         ------- ------- ------- ------  ------ ------  ------ ------ ------ ------ ------ ------
Net Increase (Decrease) in Units
 Deposits............................... 499,750 328,349 134,849 19,434  21,051  3,406  12,607  6,327  6,524  5,510  2,932  2,218
 Withdrawals............................ 247,005 304,996 127,158 22,911   8,070  3,579  10,341  4,587  1,850  3,547  2,551    778
                                         ------- ------- ------- ------  ------ ------  ------ ------ ------ ------ ------ ------
Net Increase (Decrease) in Units........ 252,745  23,353   7,691 (3,477) 12,981   (173)  2,266  1,740  4,674  1,963    381  1,440
Outstanding Units, Beginning of Year.... 198,201 174,848 167,157 27,518  14,537 14,710  21,257 19,517 14,843 14,716 14,335 12,895
                                         ------- ------- ------- ------  ------ ------  ------ ------ ------ ------ ------ ------
Outstanding Units, End of Year.......... 450,946 198,201 174,848 24,041  27,518 14,537  23,523 21,257 19,517 16,679 14,716 14,335
                                         ======= ======= ======= ======  ====== ======  ====== ====== ====== ====== ====== ======

                                         Quality Income Plus    Dividend Growth         Utilities           Capital Growth
                                            Fund Division        Fund Division        Fund Division         Fund Division
                                         ------------------- --------------------  -------------------- ----------------------
                                          2002   2001  2000   2002   2001   2000    2002   2001   2000    2002    2001   2000
                                         -----  -----  ----- ------ ------ ------  -----  ------  ----- -------  ------ ------
Net Increase (Decrease) in Units
 Deposits............................... 1,067  1,599    545 27,897 14,969 11,061  2,264   1,319  3,031   4,967   5,325  4,743
 Withdrawals............................ 1,998  2,181    227 25,421 10,630 13,455  3,016   2,890    192  20,651   4,086  1,391
                                         -----  -----  ----- ------ ------ ------  -----  ------  ----- -------  ------ ------
Net (Decrease) Increase in Units........  (931)  (582)   318  2,476  4,339 (2,394)  (752) (1,571) 2,839 (15,684)  1,238  3,352
Outstanding Units, Beginning of Year.... 4,234  4,816  4,498 52,977 48,638 51,032  3,488   5,059  2,220  15,684  14,446 11,094
                                         -----  -----  ----- ------ ------ ------  -----  ------  ----- -------  ------ ------
Outstanding Units, End of Year.......... 3,303  4,234  4,816 55,453 52,977 48,638  2,736   3,488  5,059      --  15,684 14,446
                                         =====  =====  ===== ====== ====== ======  =====  ======  ===== =======  ====== ======

                                               European           Pacific Growth      Global Dividend Growth
                                            Fund Division          Fund Division          Fund Division
                                         -------------------- ----------------------- ---------------------
                                          2002   2001   2000   2002    2001    2000    2002   2001    2000
                                         ------ ------ ------ ------- ------- ------- ------ ------  ------
Net Increase (Decrease) in Units
 Deposits............................... 10,162  4,474  4,694 118,657  40,578  30,135 19,241  8,502   7,015
 Withdrawals............................  8,769  4,393  2,080  84,616  29,004  16,916 15,964 10,770  12,304
                                         ------ ------ ------ ------- ------- ------- ------ ------  ------
Net Increase (Decrease) in Units........  1,393     81  2,614  34,041  11,574  13,219  3,277 (2,268) (5,289)
Outstanding Units, Beginning of Year.... 19,879 19,798 17,184 170,797 159,223 146,004 36,257 38,525  43,814
                                         ------ ------ ------ ------- ------- ------- ------ ------  ------
Outstanding Units, End of Year.......... 21,272 19,879 19,798 204,838 170,797 159,223 39,534 36,257  38,525
                                         ====== ====== ====== ======= ======= ======= ====== ======  ======

                                          Income Builder     Global Advantage
                                           Fund Division      Fund Division
                                         ----------------  --------------------
                                         2002   2001  2000  2002   2001   2000
                                         ----  -----  ---- ------ ------ ------
Net Increase (Decrease) in Units
 Deposits...............................  188  1,638   38  14,706 16,773  9,684
 Withdrawals............................  296  2,009  104  11,197 12,707  1,612
                                         ----  -----  ---  ------ ------ ------
Net (Decrease) Increase in Units........ (108)  (371) (66)  3,509  4,066  8,072
Outstanding Units, Beginning of Year....  216    587  653  21,167 17,101  9,029
                                         ----  -----  ---  ------ ------ ------
Outstanding Units, End of Year..........  108    216  587  24,676 21,167 17,101
                                         ====  =====  ===  ====== ====== ======

                          PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2002

                                               Number     Market
                                              of Shares   Value       Cost
                                              --------- ---------- ----------
   Morgan Stanley Variable Investment Series:
      Money Market Fund Division.............  585,063  $  585,063 $  585,063
      High Yield Fund Division...............   68,816      70,192    125,534
      Equity Fund Division...................   54,087     961,660  1,568,901
      Strategist Fund Division...............   25,398     313,920    385,532
      Quality Income Plus Fund Division......    4,987      52,209     52,196
      Dividend Growth Fund Division..........  106,977   1,157,486  1,612,555
      Utilities Fund Division................    3,935      43,284     62,752
      Capital Growth Fund Division...........       --          --         --
      European Fund Division.................   39,954     518,206    805,223
      Pacific Growth Fund Division...........  217,425     667,493  1,213,997
      Global Dividend Growth Fund Division...   59,729     589,523    735,008
      Income Builder Fund Division...........      163       1,530      1,628
      Global Advantage Fund Division.........   26,321     148,190    204,806




                See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B

                             Financial Highlights


                                               As of December 31, 2002      For the Year Ended December 31, 2002
                                           -------------------------------- -----------------------------------
                                                                            Investment
                                           Total Units Unit Fair              Income      Expense      Total
                                              Held       Value   Net Assets   Ratio*      Ratio**    Return***
                                           ----------- --------- ---------- ----------    -------    ---------
Morgan Stanley Variable Investment Series:
  Money Market Fund Division..............   450,946    $ 1.30   $  585,153    1.34%       0.90%        0.78%
  High Yield Fund Division................    24,041      2.92       70,091   18.13%       0.90%       -4.26%
  Equity Fund Division....................    23,523     40.90      962,125    0.38%       0.90%      -21.92%
  Strategist Fund Division................    16,679     18.79      313,455    1.61%       0.90%      -10.14%
  Quality Income Plus Fund Division.......     3,303     15.78       52,132    6.03%       0.90%        7.13%
  Dividend Growth Fund Division...........    55,453     20.86    1,156,841    2.00%       0.90%      -18.32%
  Utilities Fund Division.................     2,736     15.80       43,221    2.78%       0.90%      -23.04%
  Capital Growth Fund Division............        --        --           --    0.28%       0.90%      -11.89%
  European Fund Division..................    21,272     24.33      517,436    1.33%       0.90%      -22.04%
  Pacific Growth Fund Division............   204,838      3.25      666,508    0.00%       0.90%      -23.71%
  Global Dividend Growth Fund Division....    39,534     14.89      588,646    1.74%       0.90%      -13.28%
  Income Builder Fund Division............       108     14.09        1,527    4.04%       0.90%      -10.86%
  Global Advantage Fund Division..........    24,676      6.00      148,047    0.79%       0.90%      -21.57%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS

                                       As of December 31, 2001      For the Year Ended December 31, 2001
                                   -------------------------------- ----------------------------------
                                   Total Units Unit Fair             Investment     Expense     Total
                                      Held       Value   Net Assets Income Ratio*   Ratio**   Return***
                                   ----------- --------- ---------- -------------   -------   ---------
Morgan Stanley Variable Investment
  Series:
Money Market Fund Division........   198,201    $ 1.29   $  255,913      3.68%       0.90%       3.20%
High Yield Fund Division..........    27,518      3.05       83,853     18.59%       0.90%     (36.79)%
Equity Fund Division..............    21,257     52.38    1,113,477     10.90%       0.90%     (27.41)%
Strategist Fund Division..........    14,716     20.91      307,679      2.60%       0.90%     (11.42)%
Quality Income Plus Fund Division.     4,234     14.73       62,368      5.86%       0.90%       6.31%
Dividend Growth Fund Division.....    52,977     25.54    1,352,924      1.88%       0.90%      (6.58)%
Utilities Fund Division...........     3,488     20.53       71,599      2.25%       0.90%     (26.96)%
Capital Growth Fund Division......    15,684     23.68      371,468      7.72%       0.90%     (27.00)%
European Growth Fund Division.....    19,879     31.21      620,419      3.80%       0.90%     (18.49)%
Pacific Growth Fund Division......   170,797      4.26      726,979      1.38%       0.90%     (27.92)%
Global Dividend Growth Fund
  Division........................    36,257     17.17      622,651      2.65%       0.90%      (7.09)%
Income Builder Fund Division......       216     12.71        2,749      4.72%       0.90%       0.64%
Capital Appreciation Fund Division        --        --           --        --          --          --
Competitive Edge Best Ideas Fund
  Division........................    21,167      7.65      161,825      0.74%       0.90%     (23.96)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.
** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                        Putnam Variable Trust

[LOGO]
Paragon Life
A MetLife(R) Company

             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES

               Prospectus dated May 1, 2003

                                                                      50455 Com

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. Registered representatives of broker-dealers that have entered into written sales agreements with GAD will sell the Policies. Those registered representatives are registered with the NASD and with the states in which they do business. More information about GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.

                     Group and Individual Flexible Premium


                       Variable Life Insurance Policies


                                   Issued by


                         Separate Account B of Paragon


                            Life Insurance Company


                                      and


                        Paragon Life Insurance Company



                             190 Carondelet Plaza


                              St. Louis, MO 63105


                                (800)-685-0124



                                  PROSPECTUS



                                  May 1, 2003



This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."



The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.



You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.



A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.



Please note that the Policies and the Funds:



  .   are not guaranteed to achieve their goals;


  .   are not federally insured;


  .   are not endorsed by any bank or government agency; and


  .   are subject to risks, including loss of the amount invested.



 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.



The following Funds are available through this Policy:



                       Putnam VT Diversified Income Fund


                    Putnam VT Global Asset Allocation Fund


                         Putnam VT Global Equity Fund


                       Putnam VT Growth and Income Fund


                           Putnam VT High Yield Fund


                      Putnam VT International Equity Fund



                 Putnam VT International Growth & Income Fund


                  Putnam International New Opportunities Fund


                          Putnam VT Money Market Fund


                       Putnam VT New Opportunities Fund


                             Putnam VT Income Fund



                   Putnam VT Utilities Growth & Income Fund


                            Putnam VT Voyager Fund


                           Putnam VT Investors Fund


                           Putnam VT New Value Fund


                             Putnam VT Vista Fund



                  The date of this Prospectus is May 1, 2003

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----
  Policy Benefits/Risks Summary.........................................    4
     Policy Benefits
     Policy Risks
     Portfolio Risks
  Fee Table.............................................................    8
  Issuing the Policy....................................................   12
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums..............................................................   15
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company...........................................................   17
     The Company
  The Separate Account and the Funds....................................   17
     The Separate Account
     The Funds
  Policy Values.........................................................   21
     Policy Cash Value
     Cash Surrender Value
     Cash Value in Each Separate Account Division
  Policy Benefits.......................................................   22
     Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Settlement Options
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Telephone, Facsimile and Online Requests
  Policy Lapse and Reinstatement........................................   28
     Lapse
     Reinstatement
  Charges And Deductions................................................   29
     Transaction Charges
     Periodic Charges
     Annual Fund Operating Expenses

                                                                 Page
                                                                 ----
           Federal Tax Matters..................................  33
              Tax Status of the Policy
              Tax Treatment of Policy Benefits
           Additional Benefits and Riders.......................  36
           Distribution of the Policies.........................  37
           General Provisions of the Group Contract.............  37
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations.....................................  39
           Legal Proceedings....................................  39
           Financial Statements.................................  39
           Glossary.............................................  40
           Statement of Additional Information Table of Contents  42

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.


An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.



  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.



  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.



So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse.


Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy).

Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.


Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse


If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's

Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment


We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, because there is limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Cash Value until there is a distribution from the Policy.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals


We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.



We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Loans


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.


                                       Transaction Fees
----------------------------------------------------------------------------------------------
                                                               Amount Deducted/(1)/
----------------------------------------------------------------------------------------------
                                                      Maximum Guaranteed
           Charge            When Charge is Deducted        Charge           Current Charge
----------------------------------------------------------------------------------------------
Premium Expense Charge        Upon receipt of each
                                 premium payment
For Policies issued under                               1.00% Of each        1.00% Of each
Group Contracts                                        premium payment      premium payment
Only for Policies treated as                            2.00% Of each        2.00% Of each
individual contracts under                             premium payment      premium payment
the Omnibus Budget
Reconciliation Act
----------------------------------------------------------------------------------------------
Premium Tax Charge            Upon receipt of each      2.00% Of each        2.00% Of each
                                 premium payment       premium payment      premium payment
For all Policies
----------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial    The lesser of $25 or The lesser of $25 or
                               withdrawal from the     2% of the amount     2% of the amount
                                     Policy               withdrawn            withdrawn
----------------------------------------------------------------------------------------------
Transfer Charge               Upon each transfer in    $25 per transfer            $0
                                excess of 12 in a
                                   Policy Year
----------------------------------------------------------------------------------------------
Accelerated Death Benefit        At the time an              $100                  $0
Administrative Charge           accelerated death
                                 benefit is paid
----------------------------------------------------------------------------------------------

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                          Periodic Charges Other Than Fund Operating Expenses
---------------------------------------------------------------------------------------------------------
                                                                         Amount Deducted
---------------------------------------------------------------------------------------------------------
                                     When Charge is       Maximum Guaranteed
            Charge                      Deducted                Charge               Current Charge
---------------------------------------------------------------------------------------------------------
Cost of Insurance                   On the Investment
Charge/(1)/ per $1000              Start Date and each
of net amount at risk              succeeding Monthly
..Minimum/(2)/ and                      Anniversary              $0.163                   $0.043
  Maximum/(3)/ Charges                                          $31.307                 $16.123
..Charge for an insured,          On the Investment Start        $113.63                  $31.88
  attained age 40, in an              Date and each
  Executive Program with           succeeding Monthly
  1000 participants rate class         Anniversary
---------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/       On the Investment Start  $6 per month during     (i) Fewer than 1000
                                      Date and each      the first Policy Year      employees, $3.50
                                   succeeding Monthly     and $3.50 per month          per month
                                       Anniversary         in renewal years      (ii) 1000+ employees,
                                                                                    $2.00 per month
---------------------------------------------------------------------------------------------------------
Mortality and Expense                     Daily           0.90% (annually) of  0.75% of the net assets of
Risk Charge                                                the net assets of      each Division of the
                                                         each Division of the       Separate Account
                                                           Separate Account
---------------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/            On each Policy              3.0%                    0.75%
                                       Anniversary

--------

/(1)/Cost of insurance charges vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $375,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.



/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker, in an Executive Program with 1,000 participants rate class.



/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker, in an Executive Program with 1,000 participants rate class.



/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.



/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                        Periodic Charges Other Than Fund Operating Expenses
----------------------------------------------------------------------------------------------------
                                                                       Amount Deducted
----------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge               When Charge is Deducted        Charge            Current Charge
----------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6 )/
----------------------------------------------------------------------------------------------------
Waiver of Monthly                On rider start date and
Deductions Rider (per                on each Monthly
$1.00 of waived deduction)             Anniversary

..Minimum/(2)/ and Maximum/(7)/
  Charges                                                       $0.0444               $0.0444
..Charge for an Insured,                                          $.236                 $.236
  attained age 40, in an                                         $2.03                 $2.03
  Executive Program with
  1000 participants rate class
----------------------------------------------------------------------------------------------------
Children's Life Insurance        On rider start date and         $0.16                 $0.16
Rider per $1000 of coverage          on each Monthly
..Minimum and Maximum                   Anniversary
  Charges for all Children
----------------------------------------------------------------------------------------------------
Accelerated Death Benefit                  N/A             (See "Accelerated     (See "Accelerated
Settlement Option Rider                                  Death Benefit Charge" Death Benefit Charge"
                                                          in Transaction Fees   in Transaction Fees
                                                             table above)          table above)

--------

/(6)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $375,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.



/(7)/This minimum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 1,000 participants rate class.

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future.



This table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2002. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


Range of Annual Fund Operating Expenses/(1)/


                                                            Minimum Maximum
    -----------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that are
      deducted from Fund assets, including management fees,
      distribution (12b-1) fees, and other expenses)         0.48%   1.27%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.



The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement, if applicable) charged by each portfolio for the fiscal year ended December 31, 2002.



                                                                          Gross
                                                                          Total
                                               Management 12b-1  Other    Annual
Fund                                              Fees    Fees  Expenses Expenses
---------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                0.69%    0.00%  0.13%    0.82%
---------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund           0.69%    0.00%  0.22%    0.91%
---------------------------------------------------------------------------------
Putnam VT Global Equity Fund                     0.75%    0.00%  0.14%    0.89%
---------------------------------------------------------------------------------
Putnam VT Growth & Income Fund                   0.48%    0.00%  0.04%    0.52%
---------------------------------------------------------------------------------
Putnam VT High Yield Fund                        0.68%    0.00%  0.10%    0.78%
---------------------------------------------------------------------------------
Putnam VT International Equity Fund              0.77%    0.00%  0.22%    0.99%
---------------------------------------------------------------------------------
Putnam VT International Growth & Income Fund     0.80%    0.00%  0.20%    1.00%
---------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund   1.00%    0.00%  0.27%    1.27%
---------------------------------------------------------------------------------
Putnam VT Money Market Fund                      0.40%    0.00%  0.08%    0.48%
---------------------------------------------------------------------------------
Putnam VT New Opportunities Fund                 0.57%    0.00%  0.06%    0.63%
---------------------------------------------------------------------------------
Putnam VT Income Fund                            0.59%    0.00%  0.09%    0.68%
---------------------------------------------------------------------------------
Putnam VT Utilities Growth & Income Fund         0.69%    0.00%  0.10%    0.79%
---------------------------------------------------------------------------------
Putnam VT Voyager Fund                           0.54%    0.00%  0.06%    0.60%
---------------------------------------------------------------------------------
Putnam VT Investors Fund                         0.63%    0.00%  0.09%    0.72%
---------------------------------------------------------------------------------
Putnam VT New Value Fund                         0.69%    0.00%  0.09%    0.78%
---------------------------------------------------------------------------------
Putnam VT Vista Fund                             0.64%    0.00%  0.10%    0.74%

ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end.

Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;

  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (see "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.



We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

Premium Flexibility


After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

Premium Limitations


Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate your net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:

  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.

      Portfolio       Investment Manager                     Investment Objective
------------------------------------------------------------------------------------------------------
Putnam VT             Putnam Investment  Seeks as high a level of current income as Putnam
Diversified Income    Management, LLC    Management believes is consistent with preservation of
Fund                                     capital. The fund pursues its goal by investing in bonds from multiple sectors, including the U.S. and investment-grade
                                         sector, the high yield sector and the international sector.
------------------------------------------------------------------------------------------------------
Putnam VT Global      Putnam Investment  Seeks a high level of long-term total return consistent with
Asset Allocation Fund Management, LLC    preservation of capital. The fund pursues its goal by
                                         investing in a wide variety of equity and fixed-income
                                         securities both of U.S. and foreign issuers.
------------------------------------------------------------------------------------------------------
Putnam VT Global      Putnam Investment  Formerly the Global Growth Fund. Seeks capital
Equity Fund           Management, LLC    appreciation. The fund pursues its goal by investing mainly in common stocks of companies worldwide that Putnam
                                         Management believes have favorable investment potential.
                                         Under normal circumstances, the fund invests at least 80%
                                         of its net assets in equity investments.
------------------------------------------------------------------------------------------------------
Putnam VT Growth &    Putnam Investment  Seeks capital growth and current income. The fund seeks its
Income Fund           Management, LLC    goal by investing mainly in common stocks of U.S.
                                         companies with a focus on value stocks that offer the
                                         potential for capital growth, current income or both.
------------------------------------------------------------------------------------------------------
Putnam VT High        Putnam Investment  Seeks high current income. Capital growth is a secondary
Yield Fund            Management, LLC    goal when consistent with achieving high current income.
                                         The fund pursues its goal by investing mainly in bonds that
                                         (a) are obligations of U.S. companies, (b) are below
                                         investment-grade in quality (junk bonds) and (c) have
                                         intermediate to long-term maturities (three years or longer).
                                         Under normal circumstances, the fund invests at least 80%
                                         of its net assets in securities rated below investment grade.
------------------------------------------------------------------------------------------------------
Putnam VT             Putnam Investment  Formerly the International Growth Fund. Seeks capital
International Equity  Management, LLC    appreciation. The fund pursues its goal by investing mainly
Fund                                     in common stocks of companies outside the United States.
------------------------------------------------------------------------------------------------------
Putnam VT             Putnam Investment  Seeks capital growth. Current income is a secondary
International Growth  Management, LLC    objective. The fund pursues its goal by investing mainly in
& Income Fund                            common stocks of companies outside the United States, with a focus on value stocks that offer the potential for income.
------------------------------------------------------------------------------------------------------
Putnam VT             Putnam Investment  Seeks long-term capital appreciation. The fund pursues its
International New     Management, LLC    goal by investing mainly in common stocks of companies
Opportunities Fund                       outside the United States, with a focus on growth stocks.
------------------------------------------------------------------------------------------------------

     Portfolio       Investment Manager                      Investment Objective
------------------------------------------------------------------------------------------------------
Putnam VT Money      Putnam Investment  Seeks as high a rate of current income as Putnam
Market Fund          Management, LLC    Management believes is consistent with preservation of
                                        capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------
Putnam VT New        Putnam Investment  Seeks long-term capital appreciation. The fund pursues its
Opportunities Fund   Management, LLC    goal by investing mainly in common stocks of U.S.
                                        companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high
                                        growth potential.
------------------------------------------------------------------------------------------------------
Putnam VT            Putnam Investment  Seeks high current income consistent with what Putnam
Income Fund          Management, LLC    Management believes to be prudent risk. The fund pursues
                                        its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in
                                        U.S. dollars, (b) are either investment-grade or below
                                        investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).
------------------------------------------------------------------------------------------------------
Putnam VT Utilities  Putnam Investment  Seeks capital growth and current income. The fund seeks its
Growth & Income      Management, LLC    goal by investing at least 80% of its net assets in a
Fund                                    combination of bonds and U.S. value stocks of companies
                                        in the utilities industries, with a significant focus on value stocks.
------------------------------------------------------------------------------------------------------
Putnam VT            Putnam Investment  Seeks capital appreciation. The fund pursues its goal by
Voyager Fund         Management, LLC    investing mainly in common stocks of U.S. companies,
                                        with a focus on growth stocks.
------------------------------------------------------------------------------------------------------
Putnam VT Investors  Putnam Investment  Seeks long-term growth of capital and any increased
Fund                 Management, LLC    income that results from this growth. The fund pursues its goal by investing mainly in common stocks of U.S.
                                        companies that Putnam Management believes have
                                        favorable investment potential.
------------------------------------------------------------------------------------------------------
Putnam VT New Value  Putnam Investment  Seeks long-term capital appreciation. The fund seeks its
Fund                 Management, LLC    goal by investing mainly in common stocks of U.S.
                                        companies with a focus on value stocks.
------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund Putnam Investment  Seeks capital appreciation. The fund seeks its goal by
                     Management, LLC    investing mainly in common stocks of U.S. companies with
                                        a focus on growth stocks.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value


The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.


Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.


Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:


  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus

  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office satisfactory proof of the Insured's death. We may require the Owner to return the Policy. [If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.] We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however,

Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the

Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer- sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)


Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits


We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.


Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.


Transfers

An Owner may transfer Cash Value, (not including amounts credited to the Loan Account,) among the Divisions available with the Policy. The following features apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Divisions of the Separate Account. If a pattern of excessive trading by a Policy owner or the Policy owner's agent develops, we reserve the right not to process the transfer request. When we identify such a pattern of excessive trading, we will immediately notify you or, as appropriate, we will notify your agent who will then notify you, that the transfer request has not been processed and that any additional requests for transfers will be subject to certain restrictions, including the loss of any telephone or electronic transfer privileges. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the conversion will not be subject to a transaction charge. At the time of the conversion, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")


If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonable believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.


Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================


We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume and (iv) our profit expectations.


Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain Policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies.



Partial Withdrawal Transaction Charge


An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer.

                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.


Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See Additional Benefits and Riders".) The charges for individual riders are summarized in the Fee Table of this prospectus.



  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.



  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.



  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.


Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge



We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).


Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."


Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider.
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider.

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

The maximum commissions payable to a broker-dealer are one of the following options:

                        Option First Year Renewal Years
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3     A+1+2+3         A

A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 =2% of any unscheduled premiums received.

3 =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests--in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.


   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.






Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211


                      STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2003, and the prospectus Putnam Variable Trust. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

   The date of this Statement of Additional Information is May 1, 2003.


   Underlying Funds Through:



                             Putnam Variable Trust



[LOGO]
Paragon Life
A MetLife(R) Company

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


    Additional Policy Information....................................   3
       The Policy
       Claims of Creditors
       Incontestability
       Misstatement of Age
       Suicide Exclusion
       Assignment
       Beneficiary
       Changing Owner or Beneficiary
       Changing Death Benefit Options
       Determination of Cash Value in Each Separate Account Division
       Payment of Proceeds
       Delays in Payments We Make
       Cost of Insurance
    Additional Benefits and Riders...................................   7
       Waiver of Monthly Deductions Rider
       Children's Life Insurance Rider
       Spouse's Life Insurance Rider
       Accelerated Death Benefit Settlement Option Rider
    Distribution of the Policies.....................................   8
    More Information About the Company...............................   9
       The Company
       Ratings
    Other Information................................................  10
       Potential Conflicts of Interest
       Safekeeping of Separate Account Assets
       Records and Reports
       Legal Matters
       Experts
       Advertisements
       Additional Information
       Financial Statements
    APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.


   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options


   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.


   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the


  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus


  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual

Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================


   General American Distributors ("GAD"), acts as the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers
(NASD) and the Securities Investor Protection Corporation (SIPC), and is registered with the securities commissions of the states in which it operates. GAD is a Missouri corporation formed on October 3, 2000, and currently located at 700 Market Street, St. Louis, Missouri 63101. The Policies are sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states and the District of Columbia.


   We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

   The Policies are sold by broker-dealers that have entered into sales agreements with the Company and GAD. Those broker-dealers will receive commissions based upon a commission schedule in those sales agreements. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, compensation may be paid to representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

   Maximum commissions are payable to a broker-dealer under one of the following options:

                                                         Renewal
               Option             First Year              Years
         --------------------------------------------------------------
                  1                   A+B                  a+b
         --------------------------------------------------------------
                  2                   A+B                  a+c
         --------------------------------------------------------------
                  3                 A+1+2+3                 a

A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.

a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy
    Year.

1 = 20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

   GAD received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                            Aggregate Amount of
                                        Commissions Retained by GAD*
         Fiscal  Aggregate Amount of  After Payments to its Registered
          Year  Commissions Paid GAD* Persons and Other Broker-Dealers
         -------------------------------------------------------------
          2000           $0                          $0
         -------------------------------------------------------------
          2001           $0                          $0
         -------------------------------------------------------------
          2002           $0                          $0


* No commissions are paid to GAD but are paid directly to the selling broker dealers. (Total commissions were: $32,249 in 2002; $26,207 in 2001; and $22,572 in 2000.)


   Additional compensation may be paid to Metropolitan Life Insurance Company representatives for referral fees or other consultants for specific services. There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We area wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets


   The Company holds assets of the Separate Account, physically segregated and held apart from our general assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, have been passed upon Gregg P. Hirsch, Associate General Counsel, Metropolitan Life Insurance Company.


                                    Experts




   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements




   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE


                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                40..........    250%    61..........    128%
                41..........    243     62..........    126
                42..........    236     63..........    124
                43..........    229     64..........    122
                44..........    222     65..........    120
                45..........    215     66..........    119
                46..........    209     67..........    118
                47..........    203     68..........    117
                48..........    197     69..........    116
                49..........    191     70..........    115
                50..........    185     71..........    113
                51..........    178     72..........    111
                52..........    171     73..........    109
                53..........    164     74..........    107
                54..........    157     75-90.......    105
                55..........    150     91..........    104
                56..........    146     92..........    103
                57..........    142     93..........    102
                58..........    138     94..........    101
                59..........    134     95 or older.    100
                60..........    130


   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2002 and 2001 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 9, 2003

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2002 and 2001
                 (in thousands of dollars, except share data)


                                                                2002     2001
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $119,204 $ 86,670
 Policy loans................................................   24,491   23,406
 Cash and cash equivalents...................................    7,978   16,236
                                                              -------- --------
        Total cash and invested assets.......................  151,673  126,312
                                                              -------- --------
 Reinsurance recoverables....................................      376      700
 Deposits relating to reinsured policyholder account balances   11,064    7,550
 Accrued investment income...................................    2,479    2,102
 Deferred policy acquisition costs...........................   18,041   10,592
 Value of business acquired..................................   24,606   23,041
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,837    3,032
 Other assets................................................      116      675
 Separate account assets.....................................  208,413  228,947
                                                              -------- --------
        Total assets......................................... $423,789 $406,135
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $122,878 $116,482
 Policy and contract claims..................................    2,277    1,106
 Federal income taxes payable................................    1,269      229
 Other liabilities and accrued expenses......................   13,773    4,894
 Payable to affiliates.......................................    1,148    2,755
 Due to separate account.....................................      437      450
 Deferred tax liability......................................   11,204    7,525
 Separate account liabilities................................  208,413  228,947
                                                              -------- --------
        Total liabilities....................................  361,399  362,388
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   33,032
    Accumulated other comprehensive income...................    4,248    1,170
    Retained earnings........................................   12,535    6,470
                                                              -------- --------
        Total stockholder's equity...........................   62,390   43,747
                                                              -------- --------
        Total liabilities and stockholder's equity........... $423,789 $406,135
                                                              ======== ========


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)


                                                                    2002     2001     2000
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $25,232  $23,996  $22,809
   Net investment income.........................................   9,410    8,784    8,748
   Commissions and expense allowances on reinsurance ceded.......     349      538      190
   Net realized investment (losses)..............................    (256)     (87)  (1,027)
                                                                  -------  -------  -------
       Total revenues............................................  34,735   33,231   30,720
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   6,789    4,979    4,742
   Interest credited to policyholder account balances............   6,588    6,432    5,743
   Commissions, net of capitalized costs.........................   1,036      713      381
   General and administration expenses, net of capitalized costs.  13,565   14,052   12,787
   Amortization of deferred policy acquisition costs.............    (501)     751       --
   Amortization of value of business acquired....................  (1,979)     854    2,092
   Amortization of goodwill......................................      --      177      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  25,498   27,958   25,922
                                                                  -------  -------  -------
       Income before federal income tax expense..................   9,237    5,273    4,798
Federal income taxes.............................................   3,172    1,898    1,703
                                                                  -------  -------  -------
Net income.......................................................   6,065    3,375    3,095
Other comprehensive income.......................................   3,078      301      869
                                                                  -------  -------  -------
Comprehensive income............................................. $ 9,143  $ 3,676  $ 3,964
                                                                  =======  =======  =======




                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital   income (loss) earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2000.... $2,050  $34,057      $   --     $    --     $36,107
   Par value change...........  1,025   (1,025)         --          --          --
   Net income.................     --       --          --       3,095       3,095
   Other comprehensive income.     --       --         869          --         869
                               ------  -------      ------     -------     -------
Balance at January 1, 2001....  3,075   33,032         869       3,095      40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at December 31, 2002.. $3,075  $42,532      $4,248     $12,535     $62,390
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                                                 2002      2001      2000
                                                                               --------  --------  -------
Cash flows from operating activities:
   Net income................................................................. $  6,065  $  3,375  $ 3,095
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................      324       949     (335)
          Deposits relating to reinsured policyholder account balances........   (3,514)     (314)    (216)
          Accrued investment income...........................................     (377)      (98)    (151)
          Federal income tax payable..........................................    1,040      (354)    (424)
          Other assets........................................................     (246)     (921)  (1,493)
          Policy and contract claims..........................................    1,171      (465)    (120)
          Other liabilities and accrued expenses..............................    8,879     1,812     (103)
          Payable to affiliates...............................................   (1,607)     (162)    (886)
          Company ownership of separate account...............................        5        --       64
          Due to separate account.............................................      (18)      248       10
       Deferred tax expense...................................................    2,021     1,097    1,186
       Policy acquisition costs deferred......................................   (6,988)   (6,578)  (4,836)
       Amortization of deferred policy acquisition costs......................     (501)      751       --
       Amortization of value of business acquired.............................   (1,979)      854    2,092
       Amortization of goodwill...............................................       --       177      177
       Interest credited to policyholder accounts.............................    6,588     6,432    5,743
       (Accretion) / amortization of net investments..........................     (438)     (239)    (101)
       Net loss on sales and calls of investments.............................      256        87    1,027
                                                                               --------  --------  -------
Net cash provided by operating activities.....................................   10,681     6,651    4,729
                                                                               --------  --------  -------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (43,612)  (12,247)  (6,007)
   Sales, maturities and repayments of fixed maturities.......................   16,450    12,369    3,960
   Increase in policy loans, net..............................................   (1,085)   (3,339)  (3,113)
                                                                               --------  --------  -------
Net cash used in investing activities.........................................  (28,247)   (3,217)  (5,160)
                                                                               --------  --------  -------
Cash flows from financing activities:
   Capital contribution.......................................................    9,500        --       --
   Net policyholder account deposits..........................................     (192)    2,784     (142)
                                                                               --------  --------  -------
Net cash provided (used) in financing activities..............................    9,308     2,784     (142)
                                                                               --------  --------  -------
Net (decrease) increase in cash and cash equivalents..........................   (8,258)    6,218     (573)
Cash and cash equivalents at beginning of year................................   16,236    10,018   10,591
                                                                               --------  --------  -------
Cash and cash equivalents at end of year...................................... $  7,978  $ 16,236  $10,018
                                                                               ========  ========  =======
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $   (110) $ (1,155) $  (941)
                                                                               ========  ========  =======

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets (value of business acquired) totaling $31,753.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2002 and 2001, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of

                        PARAGON LIFE INSURANCE COMPANY
allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Accumulated amortization as of December 31, 2002 and 2001 was $354. Amortization expense for the years ended December 31, 2002, 2001 and 2000 were $0, $177, and $177, respectively. If the goodwill was not amortized for each of the years ended December 31, 2001 and 2000, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2002, 2001 and 2000. The actual crediting rate ranged from 5.6% to 6.1% in 2002, and 6.1% in 2001 and 2000.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial

                        PARAGON LIFE INSURANCE COMPANY
statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs


   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.


   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life

                        PARAGON LIFE INSURANCE COMPANY
insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,680, $1,714 and $1,947 for the years ended December 31, 2002, 2001, and 2000, respectively. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original maturities of 90 days or less.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $1,629 and $1,402 at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $229, $91 and $135 for the years ended December 31, 2002, 2001 and 2000, respectively.

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $2,602 and $1,737 at December 31, 2002 and 2001, respectively. Related amortization expense was $865, $647 and $162 for the years ended December 31, 2002, 2001 and 2000, respectively.

  (m) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

                        PARAGON LIFE INSURANCE COMPANY

  (n) New Accounting Pronouncements

   In January 2003, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 provides guidance surrounding consolidation based on controlling financial interest and provides new quantitative guidelines to various variable interest entities as defined in the statement. The interpretation applies immediately to variable interest entities created after January 31, 2003, and in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities acquired before February 1, 2003. Although the Company has not finalized its analysis of FIN 46, the Company does not believe it will be required to consolidate or disclose any information related to variable interest entities.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   In November 2002, FASB issued FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for fiscal periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45 scope, including guarantees issued prior to FIN 45. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company believes the adoption of FIN 45 did not have a significant impact on the Company's financial statements nor require additional disclosure.

   In June 2002, FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value in the period in which the liability is incurred. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. The adoption of SFAS 146 did not have a material impact on the Company's financial condition or results of operations.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting

                        PARAGON LIFE INSURANCE COMPANY

Principles Board Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions
("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. The Company has completed the required impairment tests of goodwill. The Company had no intangible assets as of December 31, 2001. There was no impairment of goodwill or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002 and 2001 are as follows:

                                                     2002
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,547   $   428     $   --    $  4,975
    Corporate securities.........   67,564     6,674      1,006      73,232
    Foreign Corporate securities.   19,457     1,924         93      21,288
    Foreign Government securities      496        60         --         556
    Mortgage-backed securities...   17,606     1,296         --      18,902
    Asset-backed securities......      245         6         --         251
                                  --------   -------     ------    --------
                                  $109,915   $10,388     $1,099    $119,204
                                  ========   =======     ======    ========

                                                     2001
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,654   $   156     $   27    $  4,783
    Corporate securities.........   55,279     3,015      4,839      53,455
    Foreign Corporate securities.   13,860       927         --      14,787
    Foreign Government securities       --        --         --          --
    Mortgage-backed securities...   12,382       747         --      13,129
    Asset-backed securities......      496        20         --         516
                                  --------   -------     ------    --------
                                  $ 86,671   $ 4,865     $4,866    $ 86,670
                                  ========   =======     ======    ========

                        PARAGON LIFE INSURANCE COMPANY

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less................. $  5,467   $  5,577
         Due after one year through five years...   12,592     13,691
         Due after five years through ten years..   19,433     21,065
         Due after ten years through twenty years   54,572     59,718
         Asset-backed securities.................      245        251
         Mortgage-backed securities..............   17,606     18,902
                                                  --------   --------
                                                  $109,915   $119,204
                                                  ========   ========

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities during 2002, 2001 and 2000 were $12,287 and $3,449 and 3,960, respectively. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. Gross gains of $7 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $766. There were no write-downs in 2001 or 2002.

   The sources of net investment income follow:

                                         2002    2001    2000
                                        ------  ------  ------
                 Fixed maturities...... $7,542  $6,681  $6,789
                 Policy loans..........  1,805   1,701   1,464
                 Short-term investments    167     469     577
                                        ------  ------  ------
                                         9,514   8,851   8,830
                 Investment expenses...   (104)    (67)    (82)
                                        ------  ------  ------
                 Net investment income. $9,410  $8,784  $8,748
                                        ======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2002     2001    2000
                                               -------  -------  ------
       Unrealized appreciation (depreciation):
       Fixed maturities available-for-sale.... $ 9,289  $ 4,098  $1,465
       Deferred policy acquisition costs......    (111)     (70)     --
       VOBA...................................  (2,643)  (2,228)   (128)
       Deferred income taxes..................  (2,287)    (630)   (468)
                                               -------  -------  ------
       Net unrealized appreciation............ $ 4,248  $ 1,170  $  869
                                               =======  =======  ======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,177 and $4,023 at December 31, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2002:
         Assets
             Fixed maturities, available for sale..... $119,204  $119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878
      December 31, 2001:
         Assets
             Fixed maturities, available for sale..... $ 86,670  $ 86,670
             Policy loans.............................   23,406    23,406
             Separate account assets..................  228,947   228,947
         Liabilities
             Policyholder account balances............  116,482   116,482

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2002, 2001 and 2000 as they relate to transactions with affiliates are summarized as follows:

                                                  2002    2001    2000
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
       Premiums for reinsurance ceded........... $28,670 $19,513 $18,445
       Policy benefits ceded....................  20,409  20,837  22,130
       Commissions and expenses ceded...........     349     538     190
       Reinsurance recoverables.................     261     631   1,617
       Reinsurance experience adjustment........   3,447      --      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2002, 2001 and 2000 were insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2002     2001     2000
                                                        -------  -------  --------
Balance at beginning of year........................... $10,592  $ 4,836  $ 24,357
Purchase adjustments...................................      --       --   (24,357)
Policy acquisition costs deferred......................   6,988    6,577     4,836
Policy acquisition costs amortized.....................     501     (751)       --
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..     (40)     (70)       --
                                                        -------  -------  --------
Balance at end of year................................. $18,041  $10,592  $  4,836
                                                        =======  =======  ========

(6) Value of Business Acquired

   A summary of the VOBA deferred and amortized is as follows:

                                                    2002     2001     2000
                                                  -------  -------  --------
  Balance at beginning of year................... $23,041  $25,995  $     --
  Purchase adjustments...........................      --       --   (28,215)
  VOBA amortized.................................  (1,979)     854     2,092
  VOBA relating to change in unrealized (gain) on
    investments available for sale...............    (414)  (2,100)     (128)
                                                  -------  -------  --------
  Balance at end of year......................... $24,606  $23,041  $ 25,995
                                                  =======  =======  ========

(7) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2002   2001   2000
                                           ------ ------ ------
                Current tax expense....... $1,151 $  801 $  517
                Deferred tax expense......  2,021  1,097  1,186
                                           ------ ------ ------
                Provision for income taxes $3,172 $1,898 $1,703
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2002    2001   2000
                                             ------  ------ ------
             Computed "expected" tax expense $3,233  $1,846 $1,679
             Other, net.....................    (61)     52     24
                                             ------  ------ ------
             Provision for income taxes..... $3,172  $1,898 $1,703
                                             ======  ====== ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2002, 2001 and 2000 are presented below:

                                                   2002    2001    2000
                                                  ------- ------- -------
      Deferred tax assets:
         Policy and contract liabilities......... $   378 $   439 $   554
         Tax capitalization of acquisition costs.   3,240   3,084   2,869
         Purchase adjustment.....................   1,342   1,236   1,456
         Capital loss carryforwards..............     779     775      --
         Reinsurance experience adjustment.......   1,132      --      --
         Other, net..............................     136     162     164
                                                  ------- ------- -------
      Total deferred tax assets.................. $ 7,007 $ 5,696 $ 5,043
                                                  ======= ======= =======
      Deferred tax liabilities:
         Unrealized gain on investments, net..... $ 2,287 $   630 $   468
         VOBA....................................   9,535   8,838   9,139
         Deferred policy acquisition costs.......   6,389   3,753   1,702
                                                  ------- ------- -------
      Total deferred tax liabilities............. $18,211 $13,221 $11,309
                                                  ------- ------- -------
      Net deferred tax liabilities............... $11,204 $ 7,525 $ 6,266
                                                  ======= ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2002 and 2001, the Company recognized deferred tax assets associated with capital losses of approximately $779 and $775, respectively, that will expire between 2006 and 2007. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1996. The Company is being audited for the years 1997-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(8) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2002, 2001 and 2000 were $3,512, $3,056 and $2,487, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(9) Pension Plan

   Effective January 1, 2001, the Company's employees became employees of MetLife. This transition affected the provision of employee benefit plans as described below:

                        PARAGON LIFE INSURANCE COMPANY

   The Company continued to co-sponsor with General American a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history. On December 31, 2002, the General American Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

   As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of MetLife. Consistent with the Company's former participation in the General American plan, employees may become eligible for these benefits under the MetLife plan if they attain retirement age, with sufficient service, while working for MetLife. Additionally, MetLife provides postemployment benefits for eligible employees as of this transition date.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $161, $123 and $459 for 2002, 2001 and 2000, respectively.

(10) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2002, 2001 and 2000, as determined using statutory accounting practices, is summarized as follows:

                                                           2002     2001    2000
                                                          ------- -------  -------
Statutory surplus as reported to regulatory authorities.. $22,603 $12,930  $13,751
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $   773 $  (931) $   835

(11) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $2,260. Paragon did not pay dividends in 2002, 2001 and 2000.

                        PARAGON LIFE INSURANCE COMPANY

(12) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2002, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(13) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2003................ $  380
                            2004................    370
                            2005................    339
                            2006................    287
                            2007................    244
                                                 ------
                                                 $1,620
                                                 ======

   Rent expense totaled $459, $677 and $562 in 2002, 2001 and 2000, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(14) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2002, 2001 and 2000:

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (456)       160      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................  $ 4,735    $(1,657)  $ 3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................  $   463    $  (162)  $   301
                                                          =======    =======   =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $  (153)  $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)        45       (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027       (360)      667
                                                          -------    -------   -------
Other comprehensive income..............................  $ 1,337    $  (468)  $   869
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account B's Putnam Divisions:

   We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Equity, Utilities, Asia Pacific Growth, International Growth, International Growth & Income, International New Opportunities, Investors, New Value and Vista Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


St. Louis, Missouri

April 9, 2003

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002


                                                                  Money         New      Growth &                Diversified
                                                                  Market   Opportunities  Income   High Yield      Income
                                                                   Fund        Fund        Fund       Fund          Fund
                                                                 Division    Division    Division   Division      Division
                                                                 --------  ------------- -------- ------------- -------------
Net Assets:
   Investments in Putnam Variable Trust, at Market Value
    (See Schedule of Investments)............................... $180,715     353,887    597,484     248,989       202,378
   (Payable to) Receivable from Paragon Life Insurance Company..   (2,426)        (93)      (436)       (309)         (257)
                                                                 --------     -------    -------     -------       -------
      Total Net Assets.......................................... $178,289     353,794    597,048     248,680       202,121
                                                                 ========     =======    =======     =======       =======
Net Assets, representing:
   Equity of Contract Owners.................................... $178,291     353,794    597,047     248,681       202,122
   Equity of Paragon Life Insurance Company.....................       (2)         --          1          (1)           (1)
                                                                 --------     -------    -------     -------       -------
                                                                 $178,289     353,794    597,048     248,680       202,121
                                                                 ========     =======    =======     =======       =======
Total Units Held................................................  138,169      23,068     21,337      18,721        15,863
Unit Value...................................................... $   1.29       15.34      27.98       13.28         12.74
Cost of Investments............................................. $180,715     623,398    782,111     335,651       223,610

                                                                                           Asia                 International
                                                                  Global                 Pacific  International   Growth &
                                                                  Equity     Utilities    Growth     Growth        Income
                                                                   Fund        Fund        Fund       Fund          Fund
                                                                 Division    Division    Division   Division      Division
                                                                 --------  ------------- -------- ------------- -------------
Net Assets:
   Investments in Putnam Variable Trust at Market Value
    (See Schedule of Investments)............................... $167,828       9,830         --     172,455        16,505
   (Payable to) Receivable from Paragon Life Insurance Company..     (184)        (12)        --          (8)          (22)
                                                                 --------     -------    -------     -------       -------
      Total Net Assets.......................................... $167,644       9,818         --     172,447        16,483
                                                                 ========     =======    =======     =======       =======
Net Assets, representing:
   Equity of Contract Owners.................................... $167,644       9,818         --     172,446        16,483
   Equity of Paragon Life Insurance Company.....................       --          --         --           1            --
                                                                 --------     -------    -------     -------       -------
                                                                 $167,644       9,818         --     172,447        16,483
                                                                 ========     =======    =======     =======       =======
Total Units Held................................................   11,087         690         --      13,825         1,539
Unit Value...................................................... $  15.12       14.22         --       12.47         10.71
Cost of Investments............................................. $320,854      14,493         --     173,704        19,630


                                                                 Global Asset
                                                                  Allocation    Voyager   Income
                                                                     Fund        Fund      Fund
                                                                   Division    Division  Division
                                                                 ------------- --------- --------
Net Assets:
   Investments in Putnam Variable Trust, at Market Value
    (See Schedule of Investments)...............................    121,835     386,187   40,007
   (Payable to) Receivable from Paragon Life Insurance Company..       (150)        (25)   3,560
                                                                    -------     -------   ------
      Total Net Assets..........................................    121,685     386,162   43,567
                                                                    =======     =======   ======
Net Assets, representing:
   Equity of Contract Owners....................................    121,685     386,161   43,568
   Equity of Paragon Life Insurance Company.....................         --           1       (1)
                                                                    -------     -------   ------
                                                                    121,685     386,162   43,567
                                                                    =======     =======   ======
Total Units Held................................................      6,397      10,482    2,399
Unit Value......................................................      19.02       36.84    18.16
Cost of Investments.............................................    164,906     650,183   38,736

                                                                 International
                                                                      New                  New
                                                                 Opportunities Investors  Value    Vista
                                                                     Fund        Fund      Fund     Fund
                                                                   Division    Division  Division Division
                                                                 ------------- --------- -------- --------
Net Assets:
   Investments in Putnam Variable Trust at Market Value
    (See Schedule of Investments)...............................     30,085       1,488       35     111
   (Payable to) Receivable from Paragon Life Insurance Company..          7          (2)      --      --
                                                                    -------     -------   ------    ----
      Total Net Assets..........................................     30,092       1,486       35     111
                                                                    =======     =======   ======    ====
Net Assets, representing:
   Equity of Contract Owners....................................     30,092       1,486       36     111
   Equity of Paragon Life Insurance Company.....................         --          --       (1)     --
                                                                    -------     -------   ------    ----
                                                                     30,092       1,486       35     111
                                                                    =======     =======   ======    ====
Total Units Held................................................      3,511         211        3      14
Unit Value......................................................       8.57        7.04    10.92    7.89
Cost of Investments.............................................     46,511       1,499       36     116


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS


For the Years Ended December 31, 2002, 2001 and 2000, except for the Investors
                                Fund Division,


 New Value Fund Division, and the Vista Fund Division which are for the period
               May 1, 2002 (inception) through December 31, 2002



                                                               Money Market               New Opportunities
                                                               Fund Division                Fund Division
                                                        --------------------------  ----------------------------
                                                          2002      2001     2000     2002      2001      2000
                                                        --------  -------  -------  --------  --------  --------
Investment Income:
   Dividend Income..................................... $  1,677    3,032    3,582        --        --     6,193
Expenses:
   Mortality and Expense Charge........................      885      580      471     2,705     3,034     4,927
                                                        --------  -------  -------  --------  --------  --------
      Net Investment Income (Expense)..................      792    2,452    3,111    (2,705)   (3,034)    1,266
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --       --       --        --    76,194    42,296
   Proceeds from Sales.................................  112,130   94,514   60,922    47,163    52,336   127,512
   Cost of Investments Sold............................  112,130   94,514   60,922    75,678    67,609    71,265
                                                        --------  -------  -------  --------  --------  --------
   Net Realized (Loss) Gain on Investments.............       --       --       --   (28,515)   60,921    98,543
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............       --       --       --  (164,732)   45,880   320,407
   Unrealized (Loss) Gain End of Year..................       --       --       --  (269,511) (164,732)   45,880
                                                        --------  -------  -------  --------  --------  --------
   Net Unrealized (Loss) Gain on Investments...........       --       --       --  (104,779) (210,612) (274,527)
                                                        --------  -------  -------  --------  --------  --------
      Net (Loss) Gain on Investments...................       --       --       --  (133,294) (149,691) (175,984)
Increase (Decrease) in Assets Resulting from Operations $    792    2,452    3,111  (135,999) (152,725) (174,718)
                                                        ========  =======  =======  ========  ========  ========

                                                            Diversified Income         Global Asset Allocation
                                                               Fund Division                Fund Division
                                                        --------------------------  ----------------------------
                                                          2002      2001     2000     2002      2001      2000
                                                        --------  -------  -------  --------  --------  --------
Investment Income:
   Dividend Income..................................... $ 16,738   12,536   12,014     2,244     3,637     2,378
Expenses:
   Mortality and Expense Charge........................    1,481    1,318    1,171       880       861       790
                                                        --------  -------  -------  --------  --------  --------
      Net Investment Income............................   15,257   11,218   10,843     1,364     2,776     1,588
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --       --       --        --     8,607     7,904
   Proceeds from Sales.................................   28,396   25,415   10,083     5,681     6,255    19,343
   Cost of Investments Sold............................   31,952   28,341   10,691     7,339     7,557    18,884
                                                        --------  -------  -------  --------  --------  --------
      Net Realized (Loss) Gain on Investments..........   (3,556)  (2,926)    (608)   (1,658)    7,305     8,363
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............  (20,007) (16,693)  (5,662)  (26,962)   (7,177)    8,782
   Unrealized (Loss) Gain End of Year..................  (21,232) (20,007) (16,693)  (43,071)  (26,962)   (7,177)
                                                        --------  -------  -------  --------  --------  --------
   Net Unrealized (Loss) Gain on Investments...........   (1,225)  (3,314) (11,031)  (16,109)  (19,785)  (15,959)
                                                        --------  -------  -------  --------  --------  --------
      Net (Loss) Gain on Investments...................   (4,781)  (6,240) (11,639)  (17,767)  (12,480)   (7,596)
Increase (Decrease) in Assets Resulting from Operations $ 10,476    4,978     (796)  (16,403)   (9,704)   (6,008)
                                                        ========  =======  =======  ========  ========  ========


                                                               Growth & Income                High Yield
                                                                Fund Division               Fund Division
                                                        ----------------------------  -------------------------
                                                          2002      2001      2000      2002     2001     2000
                                                        --------  --------  --------  -------  -------  -------
Investment Income:
   Dividend Income.....................................   10,152     9,835    16,030   28,763   28,286   20,925
Expenses:
   Mortality and Expense Charge........................    4,536     4,530     4,007    1,787    1,598    1,458
                                                        --------  --------  --------  -------  -------  -------
      Net Investment Income (Expense)..................    5,616     5,305    12,023   26,976   26,688   19,467
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................    3,375     6,865    36,004       --       --       --
   Proceeds from Sales.................................   47,354    46,651    39,657   29,752   17,438    7,476
   Cost of Investments Sold............................   55,728    49,119    41,597   40,031   22,814    8,858
                                                        --------  --------  --------  -------  -------  -------
   Net Realized (Loss) Gain on Investments.............   (4,999)    4,397    34,064  (10,279)  (5,376)  (1,382)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............  (53,367)   (1,474)    3,434  (67,085) (51,990) (15,481)
   Unrealized (Loss) Gain End of Year.................. (184,627)  (53,367)   (1,474) (86,662) (67,085) (51,990)
                                                        --------  --------  --------  -------  -------  -------
   Net Unrealized (Loss) Gain on Investments........... (131,260)  (51,893)   (4,908) (19,577) (15,095) (36,509)
                                                        --------  --------  --------  -------  -------  -------
      Net (Loss) Gain on Investments................... (136,259)  (47,496)   29,156  (29,856) (20,471) (37,891)
Increase (Decrease) in Assets Resulting from Operations (130,643)  (42,191)   41,179   (2,880)   6,217  (18,424)
                                                        ========  ========  ========  =======  =======  =======

                                                                   Voyager                      Income
                                                                Fund Division               Fund Division
                                                        ----------------------------  -------------------------
                                                          2002      2001      2000      2002     2001     2000
                                                        --------  --------  --------  -------  -------  -------
Investment Income:
   Dividend Income.....................................    3,484     5,918    16,709    1,003      706      572
Expenses:
   Mortality and Expense Charge........................    3,130     3,361     4,457      189      110       63
                                                        --------  --------  --------  -------  -------  -------
      Net Investment Income............................      354     2,557    12,252      814      596      509
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --    97,832    56,027       --       --       --
   Proceeds from Sales.................................   71,659    56,919    64,781    5,318    2,711    2,896
   Cost of Investments Sold............................  113,622    71,383    47,019    5,306    2,742    3,086
                                                        --------  --------  --------  -------  -------  -------
      Net Realized (Loss) Gain on Investments..........  (41,963)   83,368    73,789       12      (31)    (190)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............ (171,375)   33,642   222,604      207       51     (209)
   Unrealized (Loss) Gain End of Year.................. (263,996) (171,375)   33,642    1,271      207       51
                                                        --------  --------  --------  -------  -------  -------
   Net Unrealized (Loss) Gain on Investments...........  (92,621) (205,017) (188,962)   1,064      156      260
                                                        --------  --------  --------  -------  -------  -------
      Net (Loss) Gain on Investments................... (134,584) (121,649) (115,173)   1,076      125       70
Increase (Decrease) in Assets Resulting from Operations (134,230) (119,092) (102,921)   1,890      721      579
                                                        ========  ========  ========  =======  =======  =======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

For the Years Ended December 31, 2002, 2001 and 2000, except for the Investors
                                Fund Division,


 New Value Fund Division, and the Vista Fund Division which are for the period
               May 1, 2002 (inception) through December 31, 2002




                                                       Global Equity                  Utilities
                                                       Fund Division                Fund Division
                                               -----------------------------  ------------------------------
                                                  2002      2001      2000      2002       2001       2000
                                               ---------  --------  --------   -------    -------   -------
Investment Income:
 Dividend Income.............................. $     500        --    27,898      467        338        310
Expenses:
 Mortality and Expense Charge.................     1,260     1,229     2,098       83        117         68
                                               ---------  --------  --------   -------    -------   -------
     Net Investment (Expense) Income..........      (760)   (1,229)   25,800      384        221        242
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.............        --    42,831    23,563       --        572        280
 Proceeds from Sales..........................    16,512    14,392    90,669    5,586      2,456      8,517
 Cost of Investments Sold.....................    30,310    23,553    73,029    7,596      2,676      8,567
                                               ---------  --------  --------   -------    -------   -------
   Net Realized (Loss) Gain on Investments....   (13,798)   33,670    41,203   (2,010)       352        230
Net Unrealized Gain (Loss) on Investments:
 Unrealized (Loss) Gain Beginning of Year.....  (123,866)  (26,931)  130,597   (3,222)       776        312
 Unrealized (Loss) Gain End of Year...........  (153,026) (123,866)  (26,931)  (4,663)    (3,222)       776
                                               ---------  --------  --------   -------    -------   -------
 Net Unrealized (Loss) Gain on Investments....   (29,160)  (96,935) (157,528)  (1,441)    (3,998)       464
                                               ---------  --------  --------   -------    -------   -------
   Net (Loss) Gain on Investments.............   (42,958)  (63,265) (116,325)  (3,451)    (3,646)       694
(Decrease) Increase in Assets Resulting from
 Operations................................... $ (43,718)  (64,494)  (90,525)  (3,067)    (3,425)       936
                                               =========  ========  ========   =======    =======   =======

                                               International Growth & Income  International New Opportunities
                                                       Fund Division                Fund Division
                                               -----------------------------  ------------------------------
                                                  2002      2001      2000      2002       2001       2000
                                               ---------  --------  --------   -------    -------   -------
Investment Income:
 Dividend Income.............................. $     174       604       522      292         --        363
Expenses:
 Mortality and Expense Charge.................       179       174        98      262        231        232
                                               ---------  --------  --------   -------    -------   -------
   Net Investment (Expense) Income............        (5)      430       424       30       (231)       131
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.............        --       903       243       --         --        945
 Proceeds from Sales..........................    36,694    10,493     7,847   12,165      2,974      2,860
 Cost of Investments Sold.....................    42,855    12,068     7,961   19,056      4,538      2,819
                                               ---------  --------  --------   -------    -------   -------
   Net Realized (Loss) Gain on Investments....    (6,161)     (672)      129   (6,891)    (1,564)       986
Net Unrealized Gain (Loss) on Investments:
 Unrealized (Loss) Gain Beginning of Year.....    (5,120)     (186)      505  (17,625)    (9,187)     8,489
 Unrealized (Loss) End of Year................    (3,125)   (5,120)     (186) (16,426)   (17,625)    (9,187)
                                               ---------  --------  --------   -------    -------   -------
 Net Unrealized Gain (Loss) on Investments....     1,995    (4,934)     (691)   1,199     (8,438)   (17,676)
                                               ---------  --------  --------   -------    -------   -------
   Net (Loss) on Investments..................    (4,166)   (5,606)     (562)  (5,692)   (10,002)   (16,690)
(Decrease) in Assets Resulting from Operations $  (4,171)   (5,176)     (138)  (5,662)   (10,233)   (16,559)
                                               =========  ========  ========   =======    =======   =======


                                                                                 International
                                                   Asia Pacific Growth              Growth
                                                      Fund Division              Fund Division
                                               ---------------------------  ----------------------
                                                 2002      2001     2000     2002    2001    2000
                                               --------  -------  --------  ------  ------  ------
Investment Income:
 Dividend Income..............................    1,762    1,944     9,876     266     539     561
Expenses:
 Mortality and Expense Charge.................      824    1,025     1,768     511     163     109
                                               --------  -------  --------  ------  ------  ------
     Net Investment (Expense) Income..........      938      919     8,108    (245)    376     452
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.............       --   34,012        --      --   1,751     472
 Proceeds from Sales..........................  144,367   10,496    65,851  42,537  28,117   2,006
 Cost of Investments Sold.....................  256,254   15,502    58,974  44,348  32,700   1,875
                                               --------  -------  --------  ------  ------  ------
   Net Realized (Loss) Gain on Investments.... (111,887)  29,006     6,877  (1,811) (2,832)    603
Net Unrealized Gain (Loss) on Investments:
 Unrealized (Loss) Gain Beginning of Year.....  (86,094) (17,891)  128,579  (2,259)   (185)  2,502
 Unrealized (Loss) Gain End of Year...........       --  (86,094)  (17,891) (1,249) (2,259)   (185)
                                               --------  -------  --------  ------  ------  ------
 Net Unrealized (Loss) Gain on Investments....   86,094  (68,203) (146,470)  1,010  (2,074) (2,687)
                                               --------  -------  --------  ------  ------  ------
   Net (Loss) Gain on Investments.............  (25,793) (39,197) (139,593)   (801) (4,906) (2,084)
(Decrease) Increase in Assets Resulting from
 Operations...................................  (24,855) (38,278) (131,485) (1,046) (4,530) (1,632)
                                               ========  =======  ========  ======  ======  ======

                                                        Investors                  New Value                 Vista
                                                      Fund Division              Fund Division           Fund Division
                                               ---------------------------  ----------------------  ------------------------
                                                 2002      2001     2000     2002    2001    2000     2002      2001       2000
                                               --------  -------  --------  ------  ------  ------  -------    -------    -------
Investment Income:
 Dividend Income..............................       --       --        --      --      --      --       --         --         --
Expenses:
 Mortality and Expense Charge.................        3       --        --       1      --      --       --         --         --
                                               --------  -------  --------  ------  ------  ------  -------    -------    -------
   Net Investment (Expense) Income............       (3)      --        --      (1)     --      --       --         --         --
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.............       --       --        --      --      --      --       --         --         --
 Proceeds from Sales..........................      115       --        --     457      --      --        2         --         --
 Cost of Investments Sold.....................      109       --        --     489      --      --        2         --         --
                                               --------  -------  --------  ------  ------  ------  -------    -------    -------
   Net Realized (Loss) Gain on Investments....        6       --        --     (32)     --      --       --         --         --
Net Unrealized Gain (Loss) on Investments:
 Unrealized (Loss) Gain Beginning of Year.....       --       --        --      --      --      --       --         --         --
 Unrealized (Loss) End of Year................      (11)      --        --      (1)     --      --       (5)        --         --
                                               --------  -------  --------  ------  ------  ------  -------    -------    -------
 Net Unrealized Gain (Loss) on Investments....      (11)      --        --      (1)     --      --       (5)        --         --
                                               --------  -------  --------  ------  ------  ------  -------    -------    -------
   Net (Loss) on Investments..................       (5)      --        --     (33)     --      --       (5)        --         --
(Decrease) in Assets Resulting from Operations       (8)      --        --     (34)     --      --       (5)        --         --
                                               ========  =======  ========  ======  ======  ======  =======    =======    =======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS


For the Years Ended December 31, 2002, 2001 and 2000, except for the Investors
                                Fund Division,


 New Value Fund Division, and the Vista Fund Division which are for the period
               May 1, 2002 (inception) through December 31, 2002


                                                           Money Market               New Opportunities
                                                           Fund Division                Fund Division
                                                    --------------------------  ----------------------------
                                                      2002      2001     2000     2002      2001      2000
                                                    --------  -------  -------  --------  --------  --------
Operations:
  Net Investment Income (Expense).................. $    792    2,452    3,111    (2,705)   (3,034)    1,266
  Net Realized (Loss) Gain on Investments..........       --       --       --   (28,515)   60,921    98,543
  Net Unrealized (Loss) on Investments.............       --       --       --  (104,779) (210,612) (274,527)
                                                    --------  -------  -------  --------  --------  --------
  Increase (Decrease) in Net Assets Resulting from
   Operations......................................      792    2,452    3,111  (135,999) (152,725) (174,718)
  Net Deposits into the Separate Account...........   87,205   22,065    2,582    77,366    77,311     8,017
                                                    --------  -------  -------  --------  --------  --------
    Increase (Decrease) in Net Assets..............   87,997   24,517    5,693   (58,633)  (75,414) (166,701)
Net Assets, Beginning of Year......................   90,292   65,775   60,082   412,427   487,841   654,542
                                                    --------  -------  -------  --------  --------  --------
Net Assets, End of Year............................ $178,289   90,292   65,775   353,794   412,427   487,841
                                                    ========  =======  =======  ========  ========  ========

                                                        Diversified Income         Global Asset Allocation
                                                           Fund Division                Fund Division
                                                    --------------------------  ----------------------------
                                                      2002      2001     2000     2002      2001      2000
                                                    --------  -------  -------  --------  --------  --------
Operations:
  Net Investment Income............................ $ 15,257   11,218   10,843     1,364     2,776     1,588
  Net Realized (Loss) Gain on Investments..........   (3,556)  (2,926)    (608)   (1,658)    7,305     8,363
  Net Unrealized (Loss) Gain on Investments........   (1,225)  (3,314) (11,031)  (16,109)  (19,785)  (15,959)
                                                    --------  -------  -------  --------  --------  --------
  Increase (Decrease) in Net Assets Resulting from
   Operations......................................   10,476    4,978     (796)  (16,403)   (9,704)   (6,008)
  Net Deposits into the Separate Account...........    3,570   19,795   59,178    21,867    21,167     6,915
                                                    --------  -------  -------  --------  --------  --------
    Increase (Decrease) in Net Assets..............   14,046   24,773   58,382     5,464    11,463       907
Net Assets, Beginning of Year......................  188,075  163,302  104,920   116,221   104,758   103,851
                                                    --------  -------  -------  --------  --------  --------
Net Assets, End of Year............................ $202,121  188,075  163,302   121,685   116,221   104,758
                                                    ========  =======  =======  ========  ========  ========

                                                           Growth & Income                High Yield
                                                            Fund Division               Fund Division
                                                    ----------------------------  -------------------------
                                                      2002      2001      2000      2002     2001     2000
                                                    --------  --------  --------  -------  -------  -------
Operations:
  Net Investment Income (Expense)..................    5,616     5,305    12,023   26,976   26,688   19,467
  Net Realized (Loss) Gain on Investments..........   (4,999)    4,397    34,064  (10,279)  (5,376)  (1,382)
  Net Unrealized (Loss) on Investments............. (131,260)  (51,893)   (4,908) (19,577) (15,095) (36,509)
                                                    --------  --------  --------  -------  -------  -------
  Increase (Decrease) in Net Assets Resulting from
   Operations...................................... (130,643)  (42,191)   41,179   (2,880)   6,217  (18,424)
  Net Deposits into the Separate Account...........   86,977    85,176    76,121   14,836   36,122   38,856
                                                    --------  --------  --------  -------  -------  -------
    Increase (Decrease) in Net Assets..............  (43,666)   42,985   117,300   11,956   42,339   20,432
Net Assets, Beginning of Year......................  640,714   597,729   480,429  236,724  194,385  173,953
                                                    --------  --------  --------  -------  -------  -------
Net Assets, End of Year............................  597,048   640,714   597,729  248,680  236,724  194,385
                                                    ========  ========  ========  =======  =======  =======

                                                               Voyager                      Income
                                                            Fund Division               Fund Division
                                                    ----------------------------  -------------------------
                                                      2002      2001      2000      2002     2001     2000
                                                    --------  --------  --------  -------  -------  -------
Operations:
  Net Investment Income............................      354     2,557    12,252      814      596      509
  Net Realized (Loss) Gain on Investments..........  (41,963)   83,368    73,789       12      (31)    (190)
  Net Unrealized (Loss) Gain on Investments........  (92,621) (205,017) (188,962)   1,064      156      260
                                                    --------  --------  --------  -------  -------  -------
  Increase (Decrease) in Net Assets Resulting from
   Operations...................................... (134,230) (119,092) (102,921)   1,890      721      579
  Net Deposits into the Separate Account...........   56,479    69,992    49,185   24,596    6,424    1,816
                                                    --------  --------  --------  -------  -------  -------
    Increase (Decrease) in Net Assets..............  (77,751)  (49,100)  (53,736)  26,486    7,145    2,395
Net Assets, Beginning of Year......................  463,913   513,013   566,749   17,081    9,936    7,541
                                                    --------  --------  --------  -------  -------  -------
Net Assets, End of Year............................  386,162   463,913   513,013   43,567   17,081    9,936
                                                    ========  ========  ========  =======  =======  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

For the Years Ended December 31, 2002, 2001 and 2000, except for the Investors
                                Fund Division,


 New Value Fund Division, and the Vista Fund Division which are for the period
               May 1, 2002 (inception) through December 31, 2002


                                                  Global Equity                 Utilities             Asia Pacific Growth
                                                  Fund Division               Fund Division              Fund Division
                                           ---------------------------  ------------------------  ---------------------------
                                             2002      2001     2000     2002     2001     2000     2002      2001     2000
                                           --------  -------  --------  ------  -------  -------  --------  -------  --------
Operations:
  Net Investment (Expense) Income......... $   (760)  (1,229)   25,800     384      221      242       938      919     8,108
  Net Realized (Loss) Gain on
   Investments............................  (13,798)  33,670    41,203  (2,010)     352      230  (111,887)  29,006     6,877
  Net Unrealized (Loss) Gain on
   Investments............................  (29,160) (96,935) (157,528) (1,441)  (3,998)     464    86,094  (68,203) (146,470)
                                           --------  -------  --------  ------  -------  -------  --------  -------  --------
  (Decrease) Increase in Net Assets
   Resulting from Operations..............  (43,718) (64,494)  (90,525) (3,067)  (3,425)     936   (24,855) (38,278) (131,485)
  Net Deposits into (Withdrawals from)
   the Separate Account...................   33,167   38,350   (43,609) (1,671)   8,889   (5,432) (115,175)  32,420   (18,139)
                                           --------  -------  --------  ------  -------  -------  --------  -------  --------
    (Decrease) Increase in Net Assets.....  (10,551) (26,144) (134,134) (4,738)   5,464   (4,496) (140,030)  (5,858) (149,624)
Net Assets, Beginning of Year.............  178,195  204,339   338,473  14,556    9,092   13,588   140,030  145,888   295,512
                                           --------  -------  --------  ------  -------  -------  --------  -------  --------
Net Assets, End of Year................... $167,644  178,195   204,339   9,818   14,556    9,092        --  140,030   145,888
                                           ========  =======  ========  ======  =======  =======  ========  =======  ========

                                                  International               International
                                                 Growth & Income            New Opportunities              Investors
                                                  Fund Division               Fund Division              Fund Division
                                           ---------------------------  ------------------------  ---------------------------
                                             2002      2001     2000     2002     2001     2000     2002      2001     2000
                                           --------  -------  --------  ------  -------  -------  --------  -------  --------
Operations:
  Net Investment (Expense) Income......... $     (5)     430       424      30     (231)     131        (3)      --        --
  Net Realized (Loss) Gain on
   Investments............................   (6,161)    (672)      129  (6,891)  (1,564)     986         6       --        --
  Net Unrealized Gain (Loss) on
   Investments............................    1,995   (4,934)     (691)  1,199   (8,438) (17,676)      (11)      --        --
                                           --------  -------  --------  ------  -------  -------  --------  -------  --------
  (Decrease) in Net Assets Resulting from
   Operations.............................   (4,171)  (5,176)     (138) (5,662) (10,233) (16,559)       (8)      --        --
  Net (Withdrawals from) Deposits into
   Separate Account.......................   (2,307)   4,752    18,397   3,042   10,384   26,572     1,494       --        --
                                           --------  -------  --------  ------  -------  -------  --------  -------  --------
    (Decrease) Increase in Net Assets.....   (6,478)    (424)   18,259  (2,620)     151   10,013     1,486       --        --
Net Assets, Beginning of Year.............   22,961   23,385     5,126  32,712   32,561   22,548        --       --        --
                                           --------  -------  --------  ------  -------  -------  --------  -------  --------
Net Assets, End of Year................... $ 16,483   22,961    23,385  30,092   32,712   32,561     1,486       --        --
                                           ========  =======  ========  ======  =======  =======  ========  =======  ========

                                             International Growth
                                                Fund Division
                                           -----------------------
                                             2002    2001    2000
                                           -------  ------  ------
Operations:
  Net Investment (Expense) Income.........    (245)    376     452
  Net Realized (Loss) Gain on
   Investments............................  (1,811) (2,832)    603
  Net Unrealized (Loss) Gain on
   Investments............................   1,010  (2,074) (2,687)
                                           -------  ------  ------
  (Decrease) Increase in Net Assets
   Resulting from Operations..............  (1,046) (4,530) (1,632)
  Net Deposits into (Withdrawals from)
   the Separate Account................... 147,583  11,413  11,633
                                           -------  ------  ------
    (Decrease) Increase in Net Assets..... 146,537   6,883  10,001
Net Assets, Beginning of Year.............  25,910  19,027   9,026
                                           -------  ------  ------
Net Assets, End of Year................... 172,447  25,910  19,027
                                           =======  ======  ======


                                                  New Value
                                                Fund Division       Vista Division
                                           -----------------------  ---------------
                                             2002    2001    2000   2002  2001 2000
                                           -------  ------  ------  ----  ---- ----
Operations:
  Net Investment (Expense) Income.........      (1)     --      --    --    --   --
  Net Realized (Loss) Gain on
   Investments............................     (32)     --      --    --    --   --
  Net Unrealized Gain (Loss) on
   Investments............................      (1)     --      --    (5)   --   --
                                           -------  ------  ------  ----  ---- ----
  (Decrease) in Net Assets Resulting from
   Operations.............................     (34)     --      --    (5)   --   --
  Net (Withdrawals from) Deposits into
   Separate Account.......................      69      --      --   116    --   --
                                           -------  ------  ------  ----  ---- ----
    (Decrease) Increase in Net Assets.....      35      --      --   111    --   --
Net Assets, Beginning of Year.............      --      --      --    --    --   --
                                           -------  ------  ------  ----  ---- ----
Net Assets, End of Year...................      35      --      --   111    --   --
                                           =======  ======  ======  ====  ==== ====

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 2002

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1993. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into seventeen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of a single fund of Putnam Variable Trust, an open-end, diversified management investment company. These funds are the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Equity (formerly Global Growth), Utilities (formerly Utilities Growth and Income), Asia Pacific Growth, International Growth, International Growth & Income, International New Opportunities, Investors, New Value, and Vista. Policyholders have the option of directing their premium payments into any or all of the Divisions. On October 14, 2002, Putnam Asia Pacific Growth Fund Division was closed, and assets from Asia Pacific Fund Division were merged into the International Growth Fund Division.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge

   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. In addition, under policies that are deemed to be individual contracts under OBRA, an additional 1% is taken from each premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by the policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of Putnam Variable Trust Shares


   For the years ended December 31, 2002, 2001 and 2000, except for the Investors Fund Division, New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002, purchases and proceeds from the sales of the Putnam Variable Trust were as follows:


               Money Market          New Opportunities        Growth & Income          High Yield       Diversified Income
               Fund Division           Fund Division           Fund Division         Fund Division        Fund Division
          ----------------------- ----------------------- ----------------------- -------------------- --------------------
            2002    2001    2000   2002    2001    2000    2002    2001    2000    2002   2001   2000   2002   2001   2000
          -------- ------- ------ ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases $201,038 116,221 62,648 122,160 128,867 128,105 130,233 128,541 110,525 43,274 52,815 43,858 30,733 43,887 68,104
Sales.... $112,130  94,514 60,922  47,163  52,336 127,512  47,354  46,651  39,657 29,752 17,438  7,476 28,396 25,415 10,083

          Global Asset Allocation         Voyager                 Income             Global Equity          Utilities
               Fund Division           Fund Division           Fund Division         Fund Division        Fund Division
          ----------------------- ----------------------- ----------------------- -------------------- --------------------
            2002    2001    2000   2002    2001    2000    2002    2001    2000    2002   2001   2000   2002   2001   2000
          -------- ------- ------ ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases $ 26,814  27,351 24,682 125,195 125,898 107,000  26,164   9,175   4,499 48,730 52,369 43,977  3,843 11,305  2,941
Sales.... $  5,681   6,255 19,343  71,659  56,919  64,781   5,318   2,711   2,896 16,512 14,392 90,669  5,586  2,456  8,517

                                                                                     International
            Asia Pacific Growth    International Growth   International Growth &   New Opportunities        Investors
               Fund Division           Fund Division       Income Fund Division      Fund Division        Fund Division
          ----------------------- ----------------------- ----------------------- -------------------- --------------------
            2002    2001    2000   2002    2001    2000    2002    2001    2000    2002   2001   2000   2002   2001   2000
          -------- ------- ------ ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases $ 28,367  42,648 45,187 189,737  39,639  13,138  34,230  15,308  25,905 14,958 13,510 28,799  1,607     --     --
Sales.... $144,367  10,496 65,851  42,537  28,117   2,006  36,694  10,493   7,847 12,165  2,974  2,860    115     --     --

                 New Value                 Vista
               Fund Division           Fund Division
          ----------------------- -----------------------
            2002    2001    2000   2002    2001    2000
          -------- ------- ------ ------- ------- -------
Purchases $    525      --     --     117      --      --
Sales.... $    457      --     --       2      --      --

   The Purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity


   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000, except for the Investors Fund Division, New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.


                                         Money Market         New Opportunities     Growth & Income         High Yield
                                         Fund Division          Fund Division        Fund Division         Fund Division
                                     ---------------------   -------------------- -------------------- --------------------
                                      2002      2001   2000   2002   2001   2000   2002   2001   2000   2002   2001   2000
                                     -------   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase (Decrease) in Units:
   Deposits......................... 205,446   79,737 52,274  8,255  5,208  3,080  4,755  3,314  3,282  3,428  3,843  3,253
   Withdrawals...................... 137,740   62,259 50,220  3,792  1,894  2,833  1,875    894  1,072  2,300  1,144    466
                                     -------   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units...............  67,706   17,478  2,054  4,463  3,314    247  2,880  2,420  2,210  1,128  2,699  2,787
Outstanding Units, Beginning of Year  70,463   52,985 50,931 18,605 15,291 15,044 18,457 16,037 13,827 17,593 14,894 12,107
                                     -------   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End of Year...... 138,169   70,463 52,985 23,068 18,605 15,291 21,337 18,457 16,037 18,721 17,593 14,894
                                     =======   ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

                                     Global Asset Allocation       Voyager               Income            Global Equity
                                         Fund Division          Fund Division        Fund Division         Fund Division
                                     ---------------------   -------------------- -------------------- --------------------
                                      2002      2001   2000   2002   2001   2000   2002   2001   2000   2002   2001   2000
                                     -------   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase (Decrease) in Units:
   Deposits.........................   1,627    1,183  1,043  3,359  2,246  1,459  1,965    536    307  3,357  2,343  1,304
   Withdrawals......................     544      226    760  2,084    897    800    575    153    191  1,375    527  2,442
                                     -------   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase (Decrease) in Units....   1,083      957    283  1,275  1,349    659  1,390    383    116  1,982  1,816 (1,138)
Outstanding Units, Beginning of Year   5,314    4,357  4,074  9,207  7,858  7,199  1,009    626    510  9,105  7,289  8,427
                                     -------   ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End of Year......   6,397    5,314  4,357 10,482  9,207  7,858  2,399  1,009    626 11,087  9,105  7,289
                                     =======   ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

                                       Diversified Income
                                         Fund Division
                                     ---------------------
                                      2002    2001   2000
                                     ------  ------ ------
Net Increase (Decrease) in Units:
   Deposits.........................  2,692   3,526  5,833
   Withdrawals......................  2,387   1,889    793
                                     ------  ------ ------
Net Increase in Units...............    305   1,637  5,040
Outstanding Units, Beginning of Year 15,558  13,921  8,881
                                     ------  ------ ------
Outstanding Units, End of Year...... 15,863  15,558 13,921
                                     ======  ====== ======

                                           Utilities
                                         Fund Division
                                     ---------------------
                                      2002    2001   2000
                                     ------  ------ ------
Net Increase (Decrease) in Units:
   Deposits.........................    351     512    137
   Withdrawals......................    435     111    416
                                     ------  ------ ------
Net Increase (Decrease) in Units....    (84)    401   (279)
Outstanding Units, Beginning of Year    774     373    652
                                     ------  ------ ------
Outstanding Units, End of Year......    690     774    373
                                     ======  ====== ======

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity


   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000, except for the Investors Fund Division, New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.


                                                                                    International    International New
                                       Asia Pacific Growth   International Growth  Growth & Income     Opportunities
                                          Fund Division        Fund Division        Fund Division      Fund Division
                                     ----------------------  -------------------- ------------------ -----------------
                                       2002    2001   2000    2002   2001   2000   2002  2001  2000  2002  2001  2000
                                     -------  ------ ------  ------  -----  ----  -----  ----- ----- ----- ----- -----
Net Increase (Decrease) in Units
   Deposits.........................   3,972   4,725  3,469  15,897  2,552  663   2,980    853 1,644 2,002 1,125 1,490
   Withdrawals......................  22,647     772  5,231   3,773  1,837   97   3,277    490   495 1,770   161   152
                                     -------  ------ ------  ------  -----  ---   -----  ----- ----- ----- ----- -----
Net (Decrease) Increase in Units.... (18,675)  3,953 (1,762) 12,124    715  566    (297)   363 1,149   232   964 1,338
Outstanding Units, Beginning of Year  18,675  14,722 16,484   1,701    986  420   1,836  1,473   324 3,279 2,315   977
                                     -------  ------ ------  ------  -----  ---   -----  ----- ----- ----- ----- -----
Outstanding Units, End of Year......      --  18,675 14,722  13,825  1,701  986   1,539  1,836 1,473 3,511 3,279 2,315
                                     =======  ====== ======  ======  =====  ===   =====  ===== ===== ===== ===== =====

                                            New Value              Vista
                                          Fund Division        Fund Division
                                     ----------------------  --------------------
                                       2002    2001   2000    2002   2001   2000
                                     -------  ------ ------  ------  -----  ----
Net Increase (Decrease) in Units
   Deposits.........................      52      --     --      18     --   --
   Withdrawals......................      49      --     --       4     --   --
                                     -------  ------ ------  ------  -----  ---
Net Increase in Units...............       3      --     --      14     --   --
Outstanding Units, Beginning of Year      --      --     --      --     --   --
                                     -------  ------ ------  ------  -----  ---
Outstanding Units, End of Year......       3      --     --      14     --   --
                                     =======  ====== ======  ======  =====  ===

                                       Investors
                                     Fund Division
                                     --------------
                                     2002 2001 2000
                                     ---- ---- ----
Net Increase (Decrease) in Units
   Deposits......................... 234   --   --
   Withdrawals......................  23   --   --
                                     ---   --   --
Net (Decrease) Increase in Units.... 211   --   --
Outstanding Units, Beginning of Year  --   --   --
                                     ---   --   --
Outstanding Units, End of Year...... 211   --   --
                                     ===   ==   ==






Net Increase (Decrease) in Units
   Deposits.........................
   Withdrawals......................

Net Increase in Units...............
Outstanding Units, Beginning of Year

Outstanding Units, End of Year......


                          PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2002

                                                    Number    Market
                                                   of Shares  Value     Cost
                                                   --------- -------- --------
 Putnam Variable Trust:
    Money Market Fund Division....................  180,715  $180,715 $180,715
    New Opportunities Fund Division...............   30,455   353,887  623,398
    Growth & Income Fund Division.................   31,866   597,484  782,111
    High Yield Fund Division......................   35,218   248,989  335,651
    Diversified Income Fund Division..............   23,670   202,378  223,610
    Global Asset Allocation Fund Division.........   10,585   121,835  164,906
    Voyager Fund Division.........................   18,390   386,187  650,183
    Income Fund Division..........................    3,089    40,007   38,736
    Global Equity Fund Division...................   23,149   167,828  320,854
    Utilities Fund Division.......................    1,027     9,830   14,493
    Asia Pacific Growth Fund Division.............       --        --       --
    International Growth Fund Division............   16,991   172,455  173,704
    International Growth & Income Fund Division...    1,972    16,505   19,630
    International New Opportunities Fund Division.    3,577    30,085   46,511
    Investors Fund Division.......................      210     1,488    1,499
    New Value Fund Division.......................        3        35       36
    Vista Fund Division...........................       14       111      116


                See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS


                                           As of December 31, 2002  For the Year Ended December 31, 2002
                                          ------------------------- ----------------------------------
                                           Total  Unit              Investment
                                           Units  Fair                Income      Expense      Total
                                           Held   Value  Net Assets   Ratio*      Ratio**    Return***
                                          ------- ------ ---------- ----------    -------    ---------
Putnam Variable Trust:
   Money Market Fund Division............ 138,169 $ 1.29  $178,289     1.47%       0.75%        0.78%
   New Opportunities Fund Division.......  23,068  15.34   353,794     0.00%       0.75%      (30.81)%
   Growth & Income Fund Division.........  21,337  27.98   597,048     1.64%       0.75%      (19.41)%
   High Yield Fund Division..............  18,721  13.28   248,680    12.03%       0.75%       (1.34)%
   Diversified Income Fund Division......  15,863  12.74   202,121     8.54%       0.75%        5.38%
   Global Asset Allocation Fund Division.   6,397  19.02   121,685     1.90%       0.75%      (13.03)%
   Voyager Fund Division.................  10,482  36.84   386,162     0.82%       0.75%      (26.89)%
   Income Fund Division..................   2,399  18.16    43,567     4.39%       0.75%        7.27%
   Global Equity Fund Division...........  11,087  15.12   167,644     0.29%       0.75%      (22.74)%
   Utilities Fund Division...............     690  14.22     9,818     3.92%       0.75%      (24.40)%
   Asia Pacific Growth Fund Division.....      --     --        --     1.20%       0.75%      (15.73)%
   International Growth Fund Division....  13,825  12.47   172,447     0.48%       0.75%      (18.18)%
   International Growth & Income Fund
     Division............................   1,539  10.71    16,483     0.71%       0.75%      (14.32)%
   International New Opportunities Fund
     Division............................   3,511   8.57    30,092     0.83%       0.75%      (14.13)%
   Investors Fund Division...............     211   7.04     1,486     0.00%       0.75%      (17.66)%
   New Value Fund Division...............       3  10.92        35     0.00%       0.75%      (16.32)%
   Vista Fund Division...................      14   7.89       111     0.00%       0.75%      (25.91)%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                See Accompanying Independent Auditors' Report.

                           PARAGON SEPARATE ACCOUNTS

                             FINANCIAL HIGHLIGHTS

                                                                            For the Year Ended
                                          As of December 31, 2001           December 31, 2001
                                      -------------------------------- --------------------------
                                                                       Investment
                                      Total Units Unit Fair              Income   Expense   Total
                                         Held       Value   Net Assets   Ratio*   Ratio** Return***
                                      ----------- --------- ---------- ---------- ------- ---------
Putnam Variable Trust:
Money Market Fund Division...........   70,463     $ 1.28    $ 90,292     3.89%    0.75%     3.23%
New Opportunities Fund Division......   18,605      22.17     412,427     0.00%    0.75%   (30.50)%
Growth & Income Fund Division........   18,457      34.72     640,714     1.61%    0.75%    (6.84)%
High Yield Fund Division.............   17,593      13.46     236,724    13.10%    0.75%     3.14%
Diversified Income Fund Division.....   15,558      12.09     188,075     7.02%    0.75%     3.07%
Global Asset Allocation Fund Division    5,314      21.87     116,221     3.41%    0.75%    (9.03)%
Voyager Fund Division................    9,207      50.39     463,913     1.31%    0.75%   (22.81)%
Income Fund Division.................    1,009      16.93      17,081     5.39%    0.75%     6.75%
Global Growth Fund Division..........    9,105      19.57     178,195     0.00%    0.75%   (30.18)%
Utilities Fund Division..............      774      18.81      14,556     2.43%    0.75%   (22.75)%
Asia Pacific Growth Fund Division....   18,675       7.50     140,030     1.42%    0.75%   (24.32)%
International Growth Fund Division...    1,701      15.24      25,910     2.46%    0.75%   (21.00)%
International Growth & Income Fund
  Division...........................    1,836      12.50      22,961     2.77%    0.75%   (21.28)%
International New Opportunities Fund
  Division...........................    3,279       9.98      32,712     0.00%    0.75%   (29.02)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.
** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                        MFS Variable Insurance
                                                        Trust
[LOGO]
Paragon Life
A MetLife(R) Company
                     [PARAGON LIFE INSURANCE COMPANY LOGO]
             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES

               Prospectus dated May 1, 2003

                                                                      50456 Com

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. Registered representatives of broker-dealers that have entered into written sales agreements with GAD will sell the Policies. Those registered representatives are registered with the NASD and with the states in which they do business. More information about GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.

                  The date of this Prospectus is May 1, 2003.

    Group and Individual Flexible Premium Variable Life Insurance Policies
                                   Issued by

             Separate Account B of Paragon Life Insurance Company
                                      And
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105

                                (800)-685-0124




                                  PROSPECTUS

                                  May 1, 2003

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.


The following Funds are available through this Policy:

                          MFS Emerging Growth Series
                       MFS Capital Opportunities Series
                              MFS Research Series
                          MFS Investors Trust Series
                            MFS Total Return Series
                             MFS Utilities Series
                            MFS High Income Series
                          MFS Strategic Income Series
                                MFS Bond Series
                            MFS Money Market Series
                           MFS New Discovery Series
                       MFS Investors Growth Stock Series
                           MFS Mid Cap Growth Series
                           MFS Global Equity Series
                               MFS Value Series




                  The date of this Prospectus is May 1, 2003.

                               TABLE OF CONTENTS


   Policy Benefits/Risks Summary.........................................  4
      Policy Benefits
      Policy Risks
      Portfolio Risks
   Fee Table.............................................................  8
   Issuing the Policy.................................................... 12
      General Information
      Procedural Information
      Right to Examine Policy (Free Look Right)
      Ownership Rights
      Modifying the Policy
   Premiums.............................................................. 15
      Minimum Initial Premium
      Premium Flexibility
      Continuance of Insurance
      Premium Limitations
      Refund of Excess Premium for Modified Endowment Contracts ("MECs")
      Allocation of Net Premiums and Cash Value
   The Company........................................................... 17
      The Company
   The Separate Account and the Funds.................................... 17
      The Separate Account
      The Funds
   Policy Values......................................................... 21
      Policy Cash Value
      Cash Surrender Value
      Cash Value in Each Separate Account Division
   Policy Benefits....................................................... 23
      Death Benefit
      Death Benefit Options
      Changing Death Benefit Options
      Changing Face Amount
      Settlement Options
      Accelerated Death Benefits
      Surrender and Partial Withdrawals
      Transfers
      Loans
      Conversion Right to a Fixed Benefit Policy
      Eligibility Change Conversion
      Payment of Benefits at Maturity
      Telephone, Facsimile and Online Requests
   Policy Lapse and Reinstatement........................................ 29
      Lapse
      Reinstatement
   Charges and Deductions................................................ 30
      Transaction Charges
      Periodic Charges
      Federal Taxes
      Annual Fund Operating Expenses

           Federal Tax Matters.................................. 33
              Tax Status of the Policy
              Tax Treatment of Policy Benefits
           Additional Benefits and Riders....................... 37
           Distribution of the Policies......................... 37
           General Provisions of the Group Contract............. 38
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations..................................... 39
           Legal Proceedings.................................... 39
           Financial Statements................................. 39
           Glossary............................................. 40
           Statement of Additional Information Table of Contents 42

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders.
The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.


An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.



  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.



  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.



So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse.


Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy).


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


Other Policy Benefits

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.


Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease.
In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


Risk of an Increase in Current Fees and Expenses



Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


Policy Lapse


If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.


Tax Treatment

We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, because there is limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Cash Value until there is a distribution from the Policy.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals


We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.



We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Loans


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.


                                          Transaction Fees
--------------------------------------------------------------------------------
                                                                  Amount Deducted/(1)/
-----------------------------------------------------
                                                     -----------------------------------------------
                                                       Maximum Guaranteed
           Charge            When Charge is Deducted         Charge              Current Charge
----------------------------------------------------------------------------------------------------
Premium Expense Charge        Upon receipt of each
                                 premium payment          1.00% of each           1.00% of each
For Policies issued under                                premium payment         premium payment
Group Contracts
                                                          2.00% of each           2.00% of each
Only for Policies treated as                             premium payment         premium payment
individual contracts under
Omnibus Budget
Reconciliation Act
----------------------------------------------------------------------------------------------------
Premium Tax Charge            Upon receipt of each
                                 premium payment          2.00% of each           2.00% of each
For all Policies                                         premium payment         premium payment
----------------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial    The lesser of $25 or 2% The lesser of $25 or 2%
                               withdrawal from the        of the amount           of the amount
                                     Policy                 withdrawn               withdrawn
----------------------------------------------------------------------------------------------------
Transfer Charge               Upon each transfer in     $25 per transfer              None
                                excess of 12 in a
                                   Policy Year
----------------------------------------------------------------------------------------------------
Accelerated Death Benefit        At the time an               $100                    None
Administrative Charge           accelerated death
                                 benefit is paid

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------
                                                                        Amount Deducted
--------------------------------------------------------
                                                        -----------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/   On the Investment Start
per $1000 of net amount at           Date and each
risk                              succeeding Monthly
..Minimum/(2)/ and                     Anniversary               $0.163                  $0.043
..Maximum/(3) /Charges                                           $31.307                 $16.123
..Charge for an insured,         On the Investment Start         $136.35                 $38.25
  attained age 40, in an             Date and each
  Executive Program with          succeeding Monthly
  250 participants rate class         Anniversary
-------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/      On the Investment Start   $6 per month during     (i) Fewer than 1000
                                   Date and on each      the first Policy Year   employees, $3.50 per
                                  succeeding Monthly    and $3.50 per month in           month
                                      Anniversary            renewal years       (ii) 1000+ employees,
                                                                                    $2.00 per month
-------------------------------------------------------------------------------------------------------
Mortality and Expense                    Daily          0.90% (annually) of the 0.75% of the net assets
Risk Charge                                               net assets of each    of each Division of the
                                                            Division of the        Separate Account
                                                           Separate Account
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                    0.75%
                                      Anniversary

--------

/(1)/Cost of insurance charges vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $450,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.



/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker, in an Executive Program with 250 participants rate class.



/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker in an Executive Program with 250 participants rate class.



/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.



/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account
     (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                        Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------
                                                                        Amount Deducted
------------------------------------------------------------------------------------------------------
                                     When Charge is        Maximum Guaranteed
            Charge                      Deducted                 Charge             Current Charge
------------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
------------------------------------------------------------------------------------------------------
Waiver of Monthly                On rider start date and        $0.0061                $0.0061
Deductions Rider (per $1.00          on each Monthly            $0.2057                $0.2057
of waived deduction)                   Anniversary               $2.75                  $2.75
..Minimum /(2)/ and
  Maximum/(7)/ Charges
..Charge for an Insured,
  attained age 40, in an
  Executive Program with
  250 participants rate class
------------------------------------------------------------------------------------------------------
Children's Life Insurance        On rider start date and         $0.16                  $0.16
Rider per $1000 of coverage          on each Monthly
..Minimum/(2)/ and Maximum/(7)/         Anniversary
  Charges for all Children
------------------------------------------------------------------------------------------------------
Accelerated Death Benefit                  N/A             (See "Accelerated      (See "Accelerated
Settlement Option Rider                                      Death Benefit          Death Benefit
                                                         Administrative Charge" Administrative Charge"
                                                          in Transaction Fees    in Transaction Fees
                                                             table above.)          table above.)

--------

/(6)/Charges for the waiver of monthly deductions rider vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $450,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount.) Charges based on actual age will likely increase as the insured ages. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.


/(7)/This minimum charge is based on an insured with the following characteristics: Attained Age 59 Unismoker in an Executive Program with 250 participants rate class.



The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future.



This table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2002. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



Range of Annual Fund Operating Expenses/(1)/



                                                                   Minimum Maximum
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets, including management fees,
  distribution (12b-1) fees, and other expenses)                    0.79%   2.94%
----------------------------------------------------------------------------------
Total Net Annual Fund Operating Expenses/(2)/ (expenses that are deducted from Fund assets, including management fees,
  distribution (12b-1) fees, and other expenses--after contractual
  reimbursement of expenses and waiver of fees)                     0.60%   1.15%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

/(2)/The range of Total Net Annual Fund Operating Expenses takes into account contractual arrangements that require a Fund portfolio's investment adviser to reimburse fees or waive expenses for 7 Fund portfolios until April 30, 2004.



The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.



                                                                                         Net Total
                                                                 Gross                    Annual
                                                                 Total     Amount of     Expenses
                                      Management 12b-1  Other    Annual    Waiver or   (contractual
Fund/(2)/                                Fees    Fees  Expenses Expenses Reimbursement arrangements)
----------------------------------------------------------------------------------------------------
MFS Emerging Growth Series              0.75%    0.00%  0.11%    0.86%       0.00%         0.86%
----------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series/(1)/   0.75%    0.00%  0.18%    0.93%      (0.03%)        0.90%
----------------------------------------------------------------------------------------------------
MFS Research Series                     0.75%    0.00%  0.12%    0.87%       0.00%         0.87%
----------------------------------------------------------------------------------------------------
MFS Investors Trust Series              0.75%    0.00%  0.13%    0.88%       0.00%         0.88%
----------------------------------------------------------------------------------------------------
MFS Total Return Series                 0.75%    0.00%  0.11%    0.86%       0.00%         0.86%
----------------------------------------------------------------------------------------------------
MFS Utilities Series                    0.75%    0.00%  0.19%    0.94%       0.00%         0.94%
----------------------------------------------------------------------------------------------------
MFS High Income Series/(1)/             0.75%    0.00%  0.15%    0.90%      (0.00%)        0.90%
----------------------------------------------------------------------------------------------------
MFS Strategic Income Series/(1)/        0.75%    0.00%  0.35%    1.10%      (0.20%)        0.90%
----------------------------------------------------------------------------------------------------
MFS Bond Series/(1)/                    0.60%    0.00%  0.32%    0.92%      (0.17%)        0.75%
----------------------------------------------------------------------------------------------------
MFS Money Market Series/(1)/            0.50%    0.00%  0.29%    0.79%      (0.19%)        0.60%
----------------------------------------------------------------------------------------------------
MFS New Discovery Series                0.90%    0.00%  0.15%    1.05%       0.00%         1.05%
----------------------------------------------------------------------------------------------------
MFS Investors Growth Stock Series       0.75%    0.00%  0.13%    0.88%       0.00%         0.88%
----------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Series               0.75%    0.00%  0.16%    0.91%       0.00%         0.91%
----------------------------------------------------------------------------------------------------
MFS Global Equity Series/(1)/           1.00%    0.00%  1.10%    2.10%      (0.95%)        1.15%
----------------------------------------------------------------------------------------------------
MFS Value Series/(1)/                   0.75%    0.00%  2.19%    2.94%      (2.04%)        0.90%

--------

/(1)/MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described below), do not exceed 0.15% annually for each series except the Money Market Series, which will not exceed 0.10%. Note that the High Income Series' "Other Expenses" are currently below 0.15% and the series is reimbursing MFS.



/(2)/For all portfolios, certain expenses were reimbursed and/or certain fees were waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:



                                                          Amount of   Net Total
                                    Management  Other     Waiver or    Annual
 Fund                                  Fees    Expenses Reimbursement Expenses
 ------------------------------------------------------------------------------
 MFS Emerging Growth Series*          0.75%     0.11%      (0.01%)      0.85%
 ------------------------------------------------------------------------------
 MFS Research Series*                 0.75%     0.12%      (0.01%)      0.86%
 ------------------------------------------------------------------------------
 MFS Utilities Series*                0.75%     0.19%      (0.01%)      0.93%
 ------------------------------------------------------------------------------
 MFS New Discovery Series*            0.90%     0.15%      (0.01%)      1.04%
 ------------------------------------------------------------------------------
 MFS Investors Growth Stock Series*   0.75%     0.13%      (0.01%)      0.87%
 ------------------------------------------------------------------------------

   -----

     * Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end.

Procedural Information

We generally will issue a Group Contract to employers whose employees meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;

  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.


Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:


  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of
Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed.
The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.



We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the

Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance


Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.


Premium Limitations


Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate your net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:

  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


     Portfolio       Investment Manager                         Investment Objective
-------------------------------------------------------------------------------------------------------------
MFS Energing         Massachusetts      The series' investment objective is long-term growth of capital.
Growth Series        Financial Services The series invests under normal market conditions, at least
                     Company            65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.
-------------------------------------------------------------------------------------------------------------
MFS Capital          Massachusetts      The series' investment objective is capital appreciation. The
Opportunities        Financial Services series invests, under normal market conditions, at least 65% of
Series               Company            its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which
                                        MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.
-------------------------------------------------------------------------------------------------------------
MFS Research         Massachusetts      The series' investment objective is long-term growth of capital
Series               Financial Services and future income. The series invests, under normal market
                     Company            conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.
-------------------------------------------------------------------------------------------------------------
MFS Investors        Massachusetts      The series' investment objectives are mainly to provide long-
Trust Series         Financial Services term growth of capital and secondarily to provide reasonable
                     Company            and current income. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible
                                        securities and depositary receipts for those securities.
-------------------------------------------------------------------------------------------------------------
MFS Total            Massachusetts      The series' main objective is to provide above-average income
Return Series        Financial Services (compared to a portfolio invested entirely in equity securities)
                     Company            consistent with prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.
-------------------------------------------------------------------------------------------------------------
MFS Utilities Series Massachusetts      The series' main objective is to seek capital growth and current
                     Financial Services income (income above that available from a portfolio invested
                     Company            entirely in equity securities). The series invests under normal market conditions, at least 80% of its total assets in equity and debt securities of domestic and foreign (including emerging market) companies in the utilities industry.
-------------------------------------------------------------------------------------------------------------
MFS High             Massachusetts      The series' investment objective is to provide high current
Income Series        Financial Services income by investing primarily in a professionally managed
                     Company            diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds.

     Portfolio      Investment Manager                        Investment Objective
---------------------------------------------------------------------------------------------------------
MFS Strategic       Massachusetts      The series' investment objective is to provide high current
Income Series       Financial Services income by investing in fixed income securities. Its secondary
                    Company            objective is to provide significant capital appreciation. Prior to
                                       May 1, 2002, the series' investment objective was to provide income and capital appreciation. The series invests, under normal market conditions, as least 65% of its net assets in fixed income securities.
---------------------------------------------------------------------------------------------------------
MFS Bond Series     Massachusetts      The series' investment objective is to primarily provide as high
                    Financial Services a level of current income as is believed to be consistent with
                    Company            prudent risk. Its secondary objective is to protect shareholders'
                                       capital. The series invests, under normal market conditions, as least 80% of its net assets in corporate bonds, U.S. Government securities, and mortgage-backed and asset-backed securities.
---------------------------------------------------------------------------------------------------------
MFS Money           Massachusetts      The series' investment objective is to seek as high a level of
Market Series       Financial Services current income as is considered consistent with preservation of
                    Company            capital and liquidity. The series is a money market fund,
                                       meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series invests in money market instruments, which are short-term notes or other debt securities issued by banks or other corporations, or the U.S. government or other governmental entities.
---------------------------------------------------------------------------------------------------------
MFS New             Massachusetts      The series' investment objective is capital appreciation.
Discovery Series    Financial Services The series invests, under normal market conditions, at least
                    Company            65% of its total assets in equity securities of emerging growth companies. Equity securities include common stocks and
                                       related securities, such as preferred stocks, convertible
                                       securities and depositary receipts for those securities. Emerging growth companies are companies that MFS believes offer
                                       superior prospects for growth and are either early in there life-
                                       cycle but have the potential to become major enterprises, or are major enterprises whose rate of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or
                                       basic changes in the economic environment.
---------------------------------------------------------------------------------------------------------
MFS Investors       Massachusetts      The series' investment objective is to provide long-term growth
Growth Stock Series Financial Services of capital and future income rather than current income. The
                    Company            series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the MFS believes offer better than average prospects for long-term growth.

    Portfolio     Investment Manager                       Investment Objective
------------------------------------------------------------------------------------------------------
MFS Mid Cap       Massachusetts      The series' investment objective is to seek capital appreciation.
Growth Series     Financial Services The series invests, under normal market conditions, at least
                  Company            80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.
------------------------------------------------------------------------------------------------------
MFS Global Equity Massachusetts      The series' investment objective is to provide long-term growth
Series            Financial Services of capital. The series invests, under normal market conditions,
                  Company            at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of U.S. and foreign companies.
------------------------------------------------------------------------------------------------------
MFS Value Series  Massachusetts      The series' investment objective is to seek capital appreciation
                  Financial Services and reasonable income. The series invests, under normal market
                  Company.           conditions, at least 65% of its net assets in income producing equity securities of companies which the advisor believes are undervalued in the market relative to their long-term potential.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value


The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.


Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus

  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office satisfactory proof of the Insured's death. We may require the Owner to return the Policy. [If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.] We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits


We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.


Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal

(plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.


Transfers

An Owner may transfer Cash Value, (not including amounts credited to the Loan Account,) among the Divisions available with the Policy. The following features apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Divisions of the Separate Account. If a pattern of excessive trading by a Policy owner or the Policy owner's agent develops, we reserve the right not to process the transfer request. When we identify such a pattern of excessive trading, we will immediately notify you or, as appropriate, we will notify your agent who will then notify you, that the transfer request has not been processed and that any additional requests for transfers will be subject to certain restrictions, including the loss of any telephone or electronic transfer privileges. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.


Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the conversion will not be subject to a transaction charge. At the time of the conversion, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate.

At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonable believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.

  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.


Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash

Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================


We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectation.


Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 0.75% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2.25% on premiums received in connection with Policies issued under Executive Programs.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer.

                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix

(i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.


Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.



  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.


  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.


Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.



Loan Interest Charge



We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).


Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.

Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."


Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

The maximum commissions payable to a broker-dealer are one of the following options:

                        Option FIRST YEAR RENEWAL YEARS
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3    A+ 1 +2+3        A


A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.



B =1 % of premiums in excess of the cost of insurance assessed during the first
   Policy Year.


a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death.
A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests-in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee.

Insured--The person whose life is insured under a Policy.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.


   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211


                      STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2003, and the prospectus for MFS Variable Insurance Trust. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

   The date of this Statement of Additional Information is May 1, 2003.


   Underlying Funds Through:



                         MFS Variable Insurance Trust


[LOGO]
Paragon Life
A MetLife(R) Company

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.


   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options


   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.


   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the


  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus


  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's
65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================


   General American Distributors ("GAD"), acts as the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers
(NASD) and the Securities Investor Protection Corporation (SIPC), and is registered with the securities commissions of the states in which it operates. GAD is a Missouri corporation formed on October 3, 2000, and currently located at 700 Market Street, St. Louis, Missouri 63101. The Policies are sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states and the District of Columbia.


   We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

   The Policies are sold by broker-dealers that have entered into sales agreements with the Company and GAD. Those broker-dealers will receive commissions based upon a commission schedule in those sales agreements. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, compensation may be paid to representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

   Maximum commissions are payable to a broker-dealer under one of the following options:

                                             Renewal
                           Option First Year  Years
                           -------------------------
                             1       A+B       a+b
                           -------------------------
                             2       A+B       a+c
                           -------------------------
                             3     A+1+2+3      a

A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.


a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy
    Year.

1 = 20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

   GAD received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                            Aggregate Amount of
                                        Commissions Retained by GAD*
         Fiscal  Aggregate Amount of  After Payments to its Registered
          Year  Commissions Paid GAD* Persons and Other Broker-Dealers
         -------------------------------------------------------------
          2000           $0                          $0
         -------------------------------------------------------------
          2001           $0                          $0
         -------------------------------------------------------------
          2002           $0                          $0




* No commissions are paid to GAD but are paid directly to the selling broker dealers. (Total commissions were: $14,727 in 2002; $34,773 in 2001; and $30,547 in 2000.)


   Additional compensation may be paid to Metropolitan Life Insurance Company representatives for referral fees or other consultants for specific services. There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets


   The Company holds assets of the Separate Account, physically segregated and held apart from our general assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.


                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, have been passed upon Gregg P. Hirsch, Associate General Counsel, Metropolitan Life Insurance Company.


                                    Experts




   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements




   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                     40.....    250%    61..........    128%
                     41.....    243     62..........    126
                     42.....    236     63..........    124
                     43.....    229     64..........    122
                     44.....    222     65..........    120
                     45.....    215     66..........    119
                     46.....    209     67..........    118
                     47.....    203     68..........    117
                     48.....    197     69..........    116
                     49.....    191     70..........    115
                     50.....    185     71..........    113
                     51.....    178     72..........    111
                     52.....    171     73..........    109
                     53.....    164     74..........    107
                     54.....    157     75-90.......    105
                     55.....    150     91..........    104
                     56.....    146     92..........    103
                     57.....    142     93..........    102
                     58.....    138     94..........    101
                     59.....    134     95 or older.    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2002 and 2001 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 9, 2003

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2002 and 2001
                 (in thousands of dollars, except share data)


                                                                2002     2001
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $119,204 $ 86,670
 Policy loans................................................   24,491   23,406
 Cash and cash equivalents...................................    7,978   16,236
                                                              -------- --------
        Total cash and invested assets.......................  151,673  126,312
                                                              -------- --------
 Reinsurance recoverables....................................      376      700
 Deposits relating to reinsured policyholder account balances   11,064    7,550
 Accrued investment income...................................    2,479    2,102
 Deferred policy acquisition costs...........................   18,041   10,592
 Value of business acquired..................................   24,606   23,041
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,837    3,032
 Other assets................................................      116      675
 Separate account assets.....................................  208,413  228,947
                                                              -------- --------
        Total assets......................................... $423,789 $406,135
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $122,878 $116,482
 Policy and contract claims..................................    2,277    1,106
 Federal income taxes payable................................    1,269      229
 Other liabilities and accrued expenses......................   13,773    4,894
 Payable to affiliates.......................................    1,148    2,755
 Due to separate account.....................................      437      450
 Deferred tax liability......................................   11,204    7,525
 Separate account liabilities................................  208,413  228,947
                                                              -------- --------
        Total liabilities....................................  361,399  362,388
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   33,032
    Accumulated other comprehensive income...................    4,248    1,170
    Retained earnings........................................   12,535    6,470
                                                              -------- --------
        Total stockholder's equity...........................   62,390   43,747
                                                              -------- --------
        Total liabilities and stockholder's equity........... $423,789 $406,135
                                                              ======== ========


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)


                                                                    2002     2001     2000
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $25,232  $23,996  $22,809
   Net investment income.........................................   9,410    8,784    8,748
   Commissions and expense allowances on reinsurance ceded.......     349      538      190
   Net realized investment (losses)..............................    (256)     (87)  (1,027)
                                                                  -------  -------  -------
       Total revenues............................................  34,735   33,231   30,720
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   6,789    4,979    4,742
   Interest credited to policyholder account balances............   6,588    6,432    5,743
   Commissions, net of capitalized costs.........................   1,036      713      381
   General and administration expenses, net of capitalized costs.  13,565   14,052   12,787
   Amortization of deferred policy acquisition costs.............    (501)     751       --
   Amortization of value of business acquired....................  (1,979)     854    2,092
   Amortization of goodwill......................................      --      177      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  25,498   27,958   25,922
                                                                  -------  -------  -------
       Income before federal income tax expense..................   9,237    5,273    4,798
Federal income taxes.............................................   3,172    1,898    1,703
                                                                  -------  -------  -------
Net income.......................................................   6,065    3,375    3,095
Other comprehensive income.......................................   3,078      301      869
                                                                  -------  -------  -------
Comprehensive income............................................. $ 9,143  $ 3,676  $ 3,964
                                                                  =======  =======  =======




                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital   income (loss) earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2000.... $2,050  $34,057      $   --     $    --     $36,107
   Par value change...........  1,025   (1,025)         --          --          --
   Net income.................     --       --          --       3,095       3,095
   Other comprehensive income.     --       --         869          --         869
                               ------  -------      ------     -------     -------
Balance at January 1, 2001....  3,075   33,032         869       3,095      40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at December 31, 2002.. $3,075  $42,532      $4,248     $12,535     $62,390
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                                                 2002      2001      2000
                                                                               --------  --------  -------
Cash flows from operating activities:
   Net income................................................................. $  6,065  $  3,375  $ 3,095
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................      324       949     (335)
          Deposits relating to reinsured policyholder account balances........   (3,514)     (314)    (216)
          Accrued investment income...........................................     (377)      (98)    (151)
          Federal income tax payable..........................................    1,040      (354)    (424)
          Other assets........................................................     (246)     (921)  (1,493)
          Policy and contract claims..........................................    1,171      (465)    (120)
          Other liabilities and accrued expenses..............................    8,879     1,812     (103)
          Payable to affiliates...............................................   (1,607)     (162)    (886)
          Company ownership of separate account...............................        5        --       64
          Due to separate account.............................................      (18)      248       10
       Deferred tax expense...................................................    2,021     1,097    1,186
       Policy acquisition costs deferred......................................   (6,988)   (6,578)  (4,836)
       Amortization of deferred policy acquisition costs......................     (501)      751       --
       Amortization of value of business acquired.............................   (1,979)      854    2,092
       Amortization of goodwill...............................................       --       177      177
       Interest credited to policyholder accounts.............................    6,588     6,432    5,743
       (Accretion) / amortization of net investments..........................     (438)     (239)    (101)
       Net loss on sales and calls of investments.............................      256        87    1,027
                                                                               --------  --------  -------
Net cash provided by operating activities.....................................   10,681     6,651    4,729
                                                                               --------  --------  -------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (43,612)  (12,247)  (6,007)
   Sales, maturities and repayments of fixed maturities.......................   16,450    12,369    3,960
   Increase in policy loans, net..............................................   (1,085)   (3,339)  (3,113)
                                                                               --------  --------  -------
Net cash used in investing activities.........................................  (28,247)   (3,217)  (5,160)
                                                                               --------  --------  -------
Cash flows from financing activities:
   Capital contribution.......................................................    9,500        --       --
   Net policyholder account deposits..........................................     (192)    2,784     (142)
                                                                               --------  --------  -------
Net cash provided (used) in financing activities..............................    9,308     2,784     (142)
                                                                               --------  --------  -------
Net (decrease) increase in cash and cash equivalents..........................   (8,258)    6,218     (573)
Cash and cash equivalents at beginning of year................................   16,236    10,018   10,591
                                                                               --------  --------  -------
Cash and cash equivalents at end of year...................................... $  7,978  $ 16,236  $10,018
                                                                               ========  ========  =======
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $   (110) $ (1,155) $  (941)
                                                                               ========  ========  =======

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets (value of business acquired) totaling $31,753.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2002 and 2001, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of

                        PARAGON LIFE INSURANCE COMPANY
allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Accumulated amortization as of December 31, 2002 and 2001 was $354. Amortization expense for the years ended December 31, 2002, 2001 and 2000 were $0, $177, and $177, respectively. If the goodwill was not amortized for each of the years ended December 31, 2001 and 2000, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2002, 2001 and 2000. The actual crediting rate ranged from 5.6% to 6.1% in 2002, and 6.1% in 2001 and 2000.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial

                        PARAGON LIFE INSURANCE COMPANY
statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs


   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.


   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life

                        PARAGON LIFE INSURANCE COMPANY
insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,680, $1,714 and $1,947 for the years ended December 31, 2002, 2001, and 2000, respectively. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original maturities of 90 days or less.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $1,629 and $1,402 at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $229, $91 and $135 for the years ended December 31, 2002, 2001 and 2000, respectively.

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $2,602 and $1,737 at December 31, 2002 and 2001, respectively. Related amortization expense was $865, $647 and $162 for the years ended December 31, 2002, 2001 and 2000, respectively.

  (m) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

                        PARAGON LIFE INSURANCE COMPANY

  (n) New Accounting Pronouncements

   In January 2003, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 provides guidance surrounding consolidation based on controlling financial interest and provides new quantitative guidelines to various variable interest entities as defined in the statement. The interpretation applies immediately to variable interest entities created after January 31, 2003, and in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities acquired before February 1, 2003. Although the Company has not finalized its analysis of FIN 46, the Company does not believe it will be required to consolidate or disclose any information related to variable interest entities.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   In November 2002, FASB issued FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for fiscal periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45 scope, including guarantees issued prior to FIN 45. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company believes the adoption of FIN 45 did not have a significant impact on the Company's financial statements nor require additional disclosure.

   In June 2002, FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value in the period in which the liability is incurred. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. The adoption of SFAS 146 did not have a material impact on the Company's financial condition or results of operations.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting

                        PARAGON LIFE INSURANCE COMPANY

Principles Board Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions
("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. The Company has completed the required impairment tests of goodwill. The Company had no intangible assets as of December 31, 2001. There was no impairment of goodwill or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002 and 2001 are as follows:

                                                     2002
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,547   $   428     $   --    $  4,975
    Corporate securities.........   67,564     6,674      1,006      73,232
    Foreign Corporate securities.   19,457     1,924         93      21,288
    Foreign Government securities      496        60         --         556
    Mortgage-backed securities...   17,606     1,296         --      18,902
    Asset-backed securities......      245         6         --         251
                                  --------   -------     ------    --------
                                  $109,915   $10,388     $1,099    $119,204
                                  ========   =======     ======    ========

                                                     2001
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,654   $   156     $   27    $  4,783
    Corporate securities.........   55,279     3,015      4,839      53,455
    Foreign Corporate securities.   13,860       927         --      14,787
    Foreign Government securities       --        --         --          --
    Mortgage-backed securities...   12,382       747         --      13,129
    Asset-backed securities......      496        20         --         516
                                  --------   -------     ------    --------
                                  $ 86,671   $ 4,865     $4,866    $ 86,670
                                  ========   =======     ======    ========

                        PARAGON LIFE INSURANCE COMPANY

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less................. $  5,467   $  5,577
         Due after one year through five years...   12,592     13,691
         Due after five years through ten years..   19,433     21,065
         Due after ten years through twenty years   54,572     59,718
         Asset-backed securities.................      245        251
         Mortgage-backed securities..............   17,606     18,902
                                                  --------   --------
                                                  $109,915   $119,204
                                                  ========   ========

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities during 2002, 2001 and 2000 were $12,287 and $3,449 and 3,960, respectively. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. Gross gains of $7 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $766. There were no write-downs in 2001 or 2002.

   The sources of net investment income follow:

                                         2002    2001    2000
                                        ------  ------  ------
                 Fixed maturities...... $7,542  $6,681  $6,789
                 Policy loans..........  1,805   1,701   1,464
                 Short-term investments    167     469     577
                                        ------  ------  ------
                                         9,514   8,851   8,830
                 Investment expenses...   (104)    (67)    (82)
                                        ------  ------  ------
                 Net investment income. $9,410  $8,784  $8,748
                                        ======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2002     2001    2000
                                               -------  -------  ------
       Unrealized appreciation (depreciation):
       Fixed maturities available-for-sale.... $ 9,289  $ 4,098  $1,465
       Deferred policy acquisition costs......    (111)     (70)     --
       VOBA...................................  (2,643)  (2,228)   (128)
       Deferred income taxes..................  (2,287)    (630)   (468)
                                               -------  -------  ------
       Net unrealized appreciation............ $ 4,248  $ 1,170  $  869
                                               =======  =======  ======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,177 and $4,023 at December 31, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2002:
         Assets
             Fixed maturities, available for sale..... $119,204  $119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878
      December 31, 2001:
         Assets
             Fixed maturities, available for sale..... $ 86,670  $ 86,670
             Policy loans.............................   23,406    23,406
             Separate account assets..................  228,947   228,947
         Liabilities
             Policyholder account balances............  116,482   116,482

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2002, 2001 and 2000 as they relate to transactions with affiliates are summarized as follows:

                                                  2002    2001    2000
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
       Premiums for reinsurance ceded........... $28,670 $19,513 $18,445
       Policy benefits ceded....................  20,409  20,837  22,130
       Commissions and expenses ceded...........     349     538     190
       Reinsurance recoverables.................     261     631   1,617
       Reinsurance experience adjustment........   3,447      --      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2002, 2001 and 2000 were insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2002     2001     2000
                                                        -------  -------  --------
Balance at beginning of year........................... $10,592  $ 4,836  $ 24,357
Purchase adjustments...................................      --       --   (24,357)
Policy acquisition costs deferred......................   6,988    6,577     4,836
Policy acquisition costs amortized.....................     501     (751)       --
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..     (40)     (70)       --
                                                        -------  -------  --------
Balance at end of year................................. $18,041  $10,592  $  4,836
                                                        =======  =======  ========

(6) Value of Business Acquired

   A summary of the VOBA deferred and amortized is as follows:

                                                    2002     2001     2000
                                                  -------  -------  --------
  Balance at beginning of year................... $23,041  $25,995  $     --
  Purchase adjustments...........................      --       --   (28,215)
  VOBA amortized.................................  (1,979)     854     2,092
  VOBA relating to change in unrealized (gain) on
    investments available for sale...............    (414)  (2,100)     (128)
                                                  -------  -------  --------
  Balance at end of year......................... $24,606  $23,041  $ 25,995
                                                  =======  =======  ========

(7) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2002   2001   2000
                                           ------ ------ ------
                Current tax expense....... $1,151 $  801 $  517
                Deferred tax expense......  2,021  1,097  1,186
                                           ------ ------ ------
                Provision for income taxes $3,172 $1,898 $1,703
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2002    2001   2000
                                             ------  ------ ------
             Computed "expected" tax expense $3,233  $1,846 $1,679
             Other, net.....................    (61)     52     24
                                             ------  ------ ------
             Provision for income taxes..... $3,172  $1,898 $1,703
                                             ======  ====== ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2002, 2001 and 2000 are presented below:

                                                   2002    2001    2000
                                                  ------- ------- -------
      Deferred tax assets:
         Policy and contract liabilities......... $   378 $   439 $   554
         Tax capitalization of acquisition costs.   3,240   3,084   2,869
         Purchase adjustment.....................   1,342   1,236   1,456
         Capital loss carryforwards..............     779     775      --
         Reinsurance experience adjustment.......   1,132      --      --
         Other, net..............................     136     162     164
                                                  ------- ------- -------
      Total deferred tax assets.................. $ 7,007 $ 5,696 $ 5,043
                                                  ======= ======= =======
      Deferred tax liabilities:
         Unrealized gain on investments, net..... $ 2,287 $   630 $   468
         VOBA....................................   9,535   8,838   9,139
         Deferred policy acquisition costs.......   6,389   3,753   1,702
                                                  ------- ------- -------
      Total deferred tax liabilities............. $18,211 $13,221 $11,309
                                                  ------- ------- -------
      Net deferred tax liabilities............... $11,204 $ 7,525 $ 6,266
                                                  ======= ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2002 and 2001, the Company recognized deferred tax assets associated with capital losses of approximately $779 and $775, respectively, that will expire between 2006 and 2007. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1996. The Company is being audited for the years 1997-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(8) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2002, 2001 and 2000 were $3,512, $3,056 and $2,487, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(9) Pension Plan

   Effective January 1, 2001, the Company's employees became employees of MetLife. This transition affected the provision of employee benefit plans as described below:

                        PARAGON LIFE INSURANCE COMPANY

   The Company continued to co-sponsor with General American a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history. On December 31, 2002, the General American Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

   As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of MetLife. Consistent with the Company's former participation in the General American plan, employees may become eligible for these benefits under the MetLife plan if they attain retirement age, with sufficient service, while working for MetLife. Additionally, MetLife provides postemployment benefits for eligible employees as of this transition date.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $161, $123 and $459 for 2002, 2001 and 2000, respectively.

(10) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2002, 2001 and 2000, as determined using statutory accounting practices, is summarized as follows:

                                                           2002     2001    2000
                                                          ------- -------  -------
Statutory surplus as reported to regulatory authorities.. $22,603 $12,930  $13,751
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $   773 $  (931) $   835

(11) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $2,260. Paragon did not pay dividends in 2002, 2001 and 2000.

                        PARAGON LIFE INSURANCE COMPANY

(12) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2002, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(13) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2003................ $  380
                            2004................    370
                            2005................    339
                            2006................    287
                            2007................    244
                                                 ------
                                                 $1,620
                                                 ======

   Rent expense totaled $459, $677 and $562 in 2002, 2001 and 2000, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(14) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2002, 2001 and 2000:

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (456)       160      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................  $ 4,735    $(1,657)  $ 3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................  $   463    $  (162)  $   301
                                                          =======    =======   =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $  (153)  $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)        45       (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027       (360)      667
                                                          -------    -------   -------
Other comprehensive income..............................  $ 1,337    $  (468)  $   869
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account B's MFS Divisions:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond, High Income, Money Market, Emerging Growth, Utilities, Investors Trust, Total Return, Research, Strategic Income, Capital Opportunities, New Discovery, Investors Growth Stock, Global Equity, Mid Cap Growth and Value Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri

April 9, 2003

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

                                                           Money      Emerging             Investors   Total
                                   Bond     High Income   Market       Growth    Utilities   Trust     Return    Research
                                   Fund        Fund        Fund         Fund       Fund      Fund       Fund       Fund
                                 Division    Division    Division     Division   Division  Division   Division   Division
                                 --------- ------------- ---------  ------------ --------- --------- ---------  ---------
Net Assets:
   Investments in MFS Variable
    Insurance Trust, at market
    value (See Schedule of
    Investments)................ $306,599    1,690,819     157,453   1,710,711     43,995   629,393  1,169,354  1,478,978
   (Payable to) Paragon Life
    Insurance Company...........     (468)        (375)       (310)       (548)       (64)     (939)      (461)       (73)
                                 --------    ---------   ---------   ---------    -------   -------  ---------  ---------
      Total Net Assets.......... $306,131    1,690,444     157,143   1,710,163     43,931   628,454  1,168,893  1,478,905
                                 ========    =========   =========   =========    =======   =======  =========  =========
Net Assets, representing:
   Equity of Contract Owners....  306,138    1,690,442     157,135   1,710,157     43,931   628,452  1,168,903  1,478,901
   Equity of Paragon Life
    Insurance Company...........       (7)           2           8           6         --         2        (10)         4
                                 --------    ---------   ---------   ---------    -------   -------  ---------  ---------
                                 $306,131    1,690,444     157,143   1,710,163     43,931   628,454  1,168,893  1,478,905
                                 ========    =========   =========   =========    =======   =======  =========  =========
Total Units Held................   20,890      132,493     121,863     133,069      2,460    45,053     57,272    113,445
Unit Value...................... $  14.65        12.76        1.29       12.85      17.86     13.95      20.41      13.04
Cost of Investments............. $289,855    1,759,746     157,453   2,826,563     59,341   791,121  1,203,374  2,245,232

                                 Strategic    Capital       New      Investors    Global    Mid Cap
                                  Income   Opportunities Discovery  Growth Stock  Equity    Growth     Value
                                   Fund        Fund        Fund         Fund       Fund      Fund       Fund
                                 Division    Division    Division     Division   Division  Division   Division
                                 --------- ------------- ---------  ------------ --------- --------- ---------
Net Assets:
   Investments in MFS Variable
    Insurance Trust, at market
    value (See Schedule of
    Investments)................ $ 28,046      790,862   1,069,496   1,315,106    469,341   324,010     26,389
   (Payable to) Paragon Life
    Insurance Company...........      (42)        (389)       (874)       (884)      (549)     (472)       (32)
                                 --------    ---------   ---------   ---------    -------   -------  ---------
      Total Net Assets.......... $ 28,004      790,473   1,068,622   1,314,222    468,792   323,538     26,357
                                 ========    =========   =========   =========    =======   =======  =========
Net Assets, representing:
   Equity of Contract Owners.... $ 28,004      790,464   1,068,610   1,314,223    468,794   323,538     26,354
   Equity of Paragon Life
    Insurance Company...........       --            9          12          (1)        (2)       --          3
                                 --------    ---------   ---------   ---------    -------   -------  ---------
                                 $ 28,004      790,473   1,068,622   1,314,222    468,792   323,538     26,357
                                 ========    =========   =========   =========    =======   =======  =========
Total Units Held................    2,276       63,209      98,794     187,639     55,515    72,552      3,072
Unit Value...................... $  12.30        12.51       10.82        7.00       8.44      4.46       8.58
Cost of Investments............. $ 26,901    1,298,173   1,521,369   1,840,325    483,417   483,940     25,849

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS


  For the Years Ended December 31, 2002, 2001 and 2000, except for the Global Equity Fund Division and the Mid Cap Growth Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001, and for the
Value Fund Division which is for the period of May 1, 2002 through December 31,
                                     2002


                                                           Bond                 High Income               Money Market
                                                       Fund Division           Fund Division             Fund Division
                                                   --------------------  -------------------------  ------------------------
                                                     2002    2001  2000    2002     2001     2000     2002     2001    2000
                                                   --------  ----  ----  -------  -------  -------  --------- ------- ------
Investment Income:
 Dividend Income.................................. $    733    89    69   80,978   15,427   14,641      3,347  15,390 18,898
Expenses:
 Mortality and Expense Charge.....................    1,321    22    12   12,933    1,687    1,482      2,270   3,816  3,099
                                                   --------  ----  ----  -------  -------  -------  --------- ------- ------
   Net Investment (Expense) Income................     (588)   67    57   68,045   13,740   13,159      1,077  11,574 15,799
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.................       --    --    --       --       --       --         --      --     --
 Proceeds from Sales..............................  293,444   185   102  394,400    5,624   57,889  1,315,751 426,452 61,143
 Cost of Investments Sold.........................  291,640   204   119  430,813    6,566   62,277  1,315,751 426,452 61,143
                                                   --------  ----  ----  -------  -------  -------  --------- ------- ------
   Net Realized Gain (Loss) on Investments........    1,804   (19)  (17) (36,413)    (942)  (4,388)        --      --     --
Net Unrealized Gain (Loss) on Investments:
 Unrealized (Loss) Gain Beginning of the Year.....     (113) (158) (226) (37,403) (22,575)  (3,032)        --      --     --
 Unrealized Gain (Loss) End of Year...............   16,744  (113) (158) (68,927) (37,403) (22,575)        --      --     --
                                                   --------  ----  ----  -------  -------  -------  --------- ------- ------
   Net Unrealized Gain (Loss) on Investments......   16,857    45    68  (31,524) (14,828) (19,543)        --      --     --
                                                   --------  ----  ----  -------  -------  -------  --------- ------- ------
     Net Gain (Loss) on Investments...............   18,661    26    51  (67,937) (15,770) (23,931)        --      --     --
                                                   --------  ----  ----  -------  -------  -------  --------- ------- ------
Increase (Decrease) in Assets Resulting from
 Operations....................................... $ 18,073    93   108      108   (2,030) (10,772)     1,077  11,574 15,799
                                                   ========  ====  ====  =======  =======  =======  ========= ======= ======

                                                             Emerging Growth
                                                              Fund Division
                                                   ----------------------------------
                                                      2002        2001        2000
                                                   ----------  ----------  ----------
Investment Income:
 Dividend Income..................................         --          --     139,972
Expenses:
 Mortality and Expense Charge.....................     17,456      20,138      36,024
                                                   ----------  ----------  ----------
   Net Investment (Expense) Income................    (17,456)    (20,138)    103,948
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.................         --     154,522     105,592
 Proceeds from Sales..............................    350,559     402,440   1,796,706
 Cost of Investments Sold.........................    537,607     481,104   1,123,726
                                                   ----------  ----------  ----------
   Net Realized Gain (Loss) on Investments........   (187,048)     75,858     778,572
Net Unrealized Gain (Loss) on Investments:
 Unrealized (Loss) Gain Beginning of the Year.....   (495,572)    538,760   2,140,653
 Unrealized Gain (Loss) End of Year............... (1,115,852)   (495,572)    538,760
                                                   ----------  ----------  ----------
   Net Unrealized Gain (Loss) on Investments......   (620,280) (1,034,332) (1,601,893)
                                                   ----------  ----------  ----------
     Net Gain (Loss) on Investments...............   (807,328)   (958,474)   (823,321)
                                                   ----------  ----------  ----------
Increase (Decrease) in Assets Resulting from
 Operations.......................................   (824,784)   (978,612)   (719,373)
                                                   ==========  ==========  ==========

                                                           Utilities                Investors Trust
                                                         Fund Division               Fund Division
                                                   -------------------------  ---------------------------
                                                     2002      2001    2000     2002      2001      2000
                                                   --------  -------  ------  --------  --------  -------
Investment Income:
 Dividend Income.................................. $    894    8,867   5,573     3,501     4,422    2,399
Expenses:
 Mortality and Expense Charge.....................      343      807     663     5,802     5,651    5,563
                                                   --------  -------  ------  --------  --------  -------
   Net Investment Income (Expense)................      551    8,060   4,910    (2,301)   (1,229)  (3,164)
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.................       --    2,579     355        --    15,648    4,356
 Proceeds from Sales..............................   23,218   78,670   1,510   154,175    32,761  290,245
 Cost of Investments Sold.........................   30,562   90,579   1,110   191,303    33,604  252,818
                                                   --------  -------  ------  --------  --------  -------
   Net Realized (Loss) Gain on Investments........   (7,344)  (9,330)    755   (37,128)   14,805   41,783
Net Unrealized Gain (Loss) on Investments:
 Unrealized (Loss) Gain Beginning of Year.........  (11,709)  17,450  19,197   (46,610)   77,678  138,035
 Unrealized (Loss) Gain End of Year...............  (15,346) (11,709) 17,450  (161,728)  (46,610)  77,678
                                                   --------  -------  ------  --------  --------  -------
   Net Unrealized (Loss) Gain on Investments......   (3,637) (29,159) (1,747) (115,118) (124,288) (60,357)
                                                   --------  -------  ------  --------  --------  -------
     Net (Loss) Gain on Investments...............  (10,981) (38,489)   (992) (152,246) (109,483) (18,574)
                                                   --------  -------  ------  --------  --------  -------
(Decrease) Increase in Assets Resulting from
 Operations....................................... $(10,430) (30,429)  3,918  (154,547) (110,712) (21,738)
                                                   ========  =======  ======  ========  ========  =======

                                                         Total Return                  Research
                                                         Fund Division               Fund Division
                                                   ------------------------- ----------------------------
                                                     2002     2001    2000     2002      2001      2000
                                                   -------  -------  ------- --------  --------  --------
Investment Income:
 Dividend Income..................................  16,809   13,408    9,393    4,526    23,756    12,268
Expenses:
 Mortality and Expense Charge.....................   7,195    3,629    3,273   14,719    17,071    19,924
                                                   -------  -------  ------- --------  --------  --------
   Net Investment Income (Expense)................   9,614    9,779    6,120  (10,193)    6,685    (7,656)
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.................   4,571    9,611    4,506       --   234,689   125,469
 Proceeds from Sales.............................. 193,192  192,397  218,499  323,594   453,223   361,045
 Cost of Investments Sold......................... 201,805  180,812  214,303  418,887   540,691   263,362
                                                   -------  -------  ------- --------  --------  --------
   Net Realized (Loss) Gain on Investments........  (4,042)  21,196    8,702  (95,293)  147,221   223,152
Net Unrealized Gain (Loss) on Investments:
 Unrealized (Loss) Gain Beginning of Year.........  22,647   52,028   33,886 (396,121)  243,969   576,010
 Unrealized (Loss) Gain End of Year............... (34,020)  22,647   52,028 (766,254) (396,121)  243,969
                                                   -------  -------  ------- --------  --------  --------
   Net Unrealized (Loss) Gain on Investments...... (56,667) (29,381)  18,142 (370,133) (640,090) (332,041)
                                                   -------  -------  ------- --------  --------  --------
     Net (Loss) Gain on Investments............... (60,709)  (8,185)  26,844 (465,426) (492,869) (108,889)
                                                   -------  -------  ------- --------  --------  --------
(Decrease) Increase in Assets Resulting from
 Operations....................................... (51,095)   1,594   32,964 (475,619) (486,184) (116,545)
                                                   =======  =======  ======= ========  ========  ========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

  For the Years Ended December 31, 2002, 2001 and 2000, except for the Global Equity Fund Division and the Mid Cap Growth Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001, and for the
Value Fund Division which is for the period of May 1, 2002 through December 31,
                                     2002


                                                     Strategic Income       Capital Opportunities
                                                      Fund Division             Fund Division
                                                   -------------------  -----------------------------
                                                    2002    2001  2000    2002       2001      2000
                                                   ------- -----  ----  --------  ---------  --------
Investment Income:
 Dividend Income.................................. $   978 1,262   275       584    126,540   148,758
Expenses:
 Mortality and Expense Charge.....................     239   262    59    10,093     16,454    22,130
                                                   ------- -----  ----  --------  ---------  --------
   Net Investment Income (Expense)................     739 1,000   216    (9,509)   110,086   126,628
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.................      --    --    --        --     90,198    28,448
 Proceeds from Sales..............................  18,951 4,613   284   509,675  1,644,544    42,998
 Cost of Investments Sold.........................  18,854 4,614   296   766,738  1,899,055    35,612
                                                   ------- -----  ----  --------  ---------  --------
   Net Realized Gain (Loss) on Investments........      97    (1)  (12) (257,063)  (164,313)   35,834
Net Unrealized Gain (Loss) on Investments:
 Unrealized Gain (Loss) Beginning of Year.........      72     7  (108) (357,434)    63,580   426,602
 Unrealized Gain (Loss) End of Year...............   1,145    72     7  (507,311)  (357,434)   63,580
                                                   ------- -----  ----  --------  ---------  --------
 Net Unrealized Gain (Loss) on Investments........   1,073    65   115  (149,877)  (421,014) (363,022)
                                                   ------- -----  ----  --------  ---------  --------
     Net Gain (Loss) on Investments...............   1,170    64   103  (406,940)  (585,327) (327,188)
                                                   ------- -----  ----  --------  ---------  --------
Increase (Decrease) in Assets Resulting from
 Operations....................................... $ 1,909 1,064   319  (416,449)  (475,241) (200,560)
                                                   ======= =====  ====  ========  =========  ========

                                                           New Discovery             Investors Growth Stock
                                                           Fund Division                 Fund Division
                                                   -----------------------------  ---------------------------
                                                      2002      2001      2000      2002      2001      2000
                                                   ---------  --------  --------  --------  --------  -------
Investment Income:
 Dividend Income..................................        --    70,599    19,507        --     2,584    1,553
Expenses:
 Mortality and Expense Charge.....................    16,119    19,238    13,687    11,233     8,512    1,896
                                                   ---------  --------  --------  --------  --------  -------
   Net Investment Income (Expense)................   (16,119)   51,361     5,820   (11,233)   (5,928)    (343)
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.................        --     2,794        95        --        55       --
 Proceeds from Sales.............................. 1,849,836   118,896   133,912   687,454    38,844    4,909
 Cost of Investments Sold......................... 2,169,706   126,599    94,103   848,700    45,583    5,101
                                                   ---------  --------  --------  --------  --------  -------
   Net Realized Gain (Loss) on Investments........  (319,870)   (4,909)   39,904  (161,246)   (6,684)    (192)
Net Unrealized Gain (Loss) on Investments:
 Unrealized Gain (Loss) Beginning of Year.........   (88,323)   66,100   236,401  (276,753)  (38,957)      15
 Unrealized Gain (Loss) End of Year...............  (451,873)  (88,323)   66,100  (525,219) (276,753) (38,957)
                                                   ---------  --------  --------  --------  --------  -------
 Net Unrealized Gain (Loss) on Investments........  (363,550) (154,423) (170,301) (248,466) (237,796) (38,972)
                                                   ---------  --------  --------  --------  --------  -------
     Net Gain (Loss) on Investments...............  (683,420) (159,332) (130,397) (409,712) (244,480) (39,164)
                                                   ---------  --------  --------  --------  --------  -------
Increase (Decrease) in Assets Resulting from
 Operations.......................................  (699,539) (107,971) (124,577) (420,945) (250,408) (39,507)
                                                   =========  ========  ========  ========  ========  =======

                                                      Global Equity        Mid Cap Growth           Value
                                                      Fund Division         Fund Division       Fund Division
                                                   -------------------- --------------------- -----------------
                                                     2002    2001  2000   2002     2001  2000  2002   2001 2000
                                                   --------  ----- ---- --------  -----  ---- ------  ---- ----
Investment Income:
 Dividend Income.................................. $  2,029    328  --        --     --   --      --   --   --
Expenses:
 Mortality and Expense Charge.....................    2,162    128  --     2,888     84   --      53   --   --
                                                   --------  -----  --  --------  -----   --  ------   --   --
   Net Investment (Expense) Income................     (133)   200  --    (2,888)   (84)  --     (53)  --   --
Net Realized Gain (Loss) on Investments:
 Realized Gain from Distributions.................       --     --  --        --     --   --      --   --   --
 Proceeds from Sales..............................  129,366    220  --    24,601     89   --  37,102   --   --
 Cost of Investments Sold.........................  139,889    219  --    38,201     85   --  37,883   --   --
                                                   --------  -----  --  --------  -----   --  ------   --   --
   Net Realized (Loss) Gain on Investments........  (10,523)     1  --   (13,600)     4   --    (781)  --   --
Net Unrealized Gain (Loss) on Investments:
 Unrealized Gain Beginning of Year................    2,944     --  --     6,045     --   --      --   --   --
 Unrealized (Loss) Gain End of Year...............  (14,076) 2,944  --  (159,930) 6,045   --     540   --   --
                                                   --------  -----  --  --------  -----   --  ------   --   --
 Net Unrealized (Loss) Gain on Investments........  (17,020) 2,944  --  (165,975) 6,045   --     540   --   --
                                                   --------  -----  --  --------  -----   --  ------   --   --
     Net (Loss) Gain on Investments...............  (27,543) 2,945  --  (179,575) 6,049   --    (241)  --   --
                                                   --------  -----  --  --------  -----   --  ------   --   --

(Decrease) Increase in Assets Resulting from
 Operations....................................... $(27,676) 3,145  --  (182,463) 5,965   --    (294)  --   --
                                                   ========  =====  ==  ========  =====   ==  ======   ==   ==

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS


  For the Years Ended December 31, 2002, 2001 and 2000, except for the Global Equity Fund Division and the Mid Cap Growth Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001, and for the
Value Fund Division which is for the period of May 1, 2002 through December 31,
                                     2002



                                               Bond Fund Division     High Income Fund Division   Money Market Fund Division
                                             ----------------------  ---------------------------  -------------------------
                                               2002     2001   2000     2002      2001     2000     2002      2001    2000
                                             --------  -----  -----  ---------  -------  -------  --------   ------- -------
Operations:
  Net Investment (Expense) Income........... $   (588)    67     57     68,045   13,740   13,159     1,077    11,574  15,799
  Net Realized Gain (Loss) on Investments...    1,804    (19)   (17)   (36,413)    (942)  (4,388)       --        --      --
  Net Unrealized Gain (Loss) on Investments.   16,857     45     68    (31,524) (14,828) (19,543)       --        --      --
                                             --------  -----  -----  ---------  -------  -------  --------   ------- -------
      Increase (Decrease) in Net Assets
       Resulting from Operations............   18,073     93    108        108   (2,030) (10,772)    1,077    11,574  15,799
   Net Deposits into (Withdrawals from)
    Separate Account........................  286,697   (120)   (90) 1,474,599   88,018    5,813  (296,168)   95,671  28,257
                                             --------  -----  -----  ---------  -------  -------  --------   ------- -------
      Increase (Decrease) in Net Assets.....  304,770    (27)    18  1,474,707   85,988   (4,959) (295,091)  107,245  44,056
Net Assets, Beginning of Year...............    1,361  1,388  1,370    215,737  129,749  134,708   452,234   344,989 300,933
                                             --------  -----  -----  ---------  -------  -------  --------   ------- -------
Net Assets, End of Year..................... $306,131  1,361  1,388  1,690,444  215,737  129,749   157,143   452,234 344,989
                                             ========  =====  =====  =========  =======  =======  ========   ======= =======


                                               Emerging Growth Fund Division
                                             ---------------------------------
                                                2002       2001        2000
                                             ---------  ----------  ----------
Operations:
  Net Investment (Expense) Income...........   (17,456)    (20,138)    103,948
  Net Realized Gain (Loss) on Investments...  (187,048)     75,858     778,572
  Net Unrealized Gain (Loss) on Investments.  (620,280) (1,034,332) (1,601,893)
                                             ---------  ----------  ----------
      Increase (Decrease) in Net Assets
       Resulting from Operations............  (824,784)   (978,612)   (719,373)
   Net Deposits into (Withdrawals from)
    Separate Account........................   393,804     500,694    (682,888)
                                             ---------  ----------  ----------
      Increase (Decrease) in Net Assets.....  (430,980)   (477,918) (1,402,261)
Net Assets, Beginning of Year............... 2,141,143   2,619,061   4,021,322
                                             ---------  ----------  ----------
Net Assets, End of Year..................... 1,710,163   2,141,143   2,619,061
                                             =========  ==========  ==========



                                              Utilities Fund Division   Investors Trust Fund Division
                                             -------------------------  ----------------------------
                                               2002      2001    2000     2002      2001      2000
                                             --------  -------  ------  --------  --------  --------
Operations:
  Net Investment Income (Expense)........... $    551    8,060   4,910    (2,301)   (1,229)   (3,164)
  Net Realized (Loss) Gain on Investments...   (7,344)  (9,330)    755   (37,128)   14,805    41,783
  Net Unrealized (Loss) Gain on Investments.   (3,637) (29,159) (1,747) (115,118) (124,288)  (60,357)
                                             --------  -------  ------  --------  --------  --------
      (Decrease) Increase in Net Assets
       Resulting from Operations............  (10,430) (30,429)  3,918  (154,547) (110,712)  (21,738)
   Net Deposits into (Withdrawals from)
    Separate Account........................    4,731    6,997   4,694   105,345   222,713  (143,189)
                                             --------  -------  ------  --------  --------  --------
      (Decrease) Increase in Net Assets.....   (5,699) (23,432)  8,612   (49,202)  112,001  (164,927)
Net Assets, Beginning of Year...............   49,630   73,062  64,450   677,656   565,655   730,582
                                             --------  -------  ------  --------  --------  --------
Net Assets, End of Year..................... $ 43,931   49,630  73,062   628,454   677,656   565,655
                                             ========  =======  ======  ========  ========  ========


                                              Total Return Fund Division        Research Fund Division
                                             ----------------------------  -------------------------------
                                                2002      2001     2000       2002       2001       2000
                                             ---------  -------  --------  ---------  ---------  ---------
Operations:
  Net Investment Income (Expense)...........     9,614    9,779     6,120    (10,193)     6,685     (7,656)
  Net Realized (Loss) Gain on Investments...    (4,042)  21,196     8,702    (95,293)   147,221    223,152
  Net Unrealized (Loss) Gain on Investments.   (56,667) (29,381)   18,142   (370,133)  (640,090)  (332,041)
                                             ---------  -------  --------  ---------  ---------  ---------
      (Decrease) Increase in Net Assets
       Resulting from Operations............   (51,095)   1,594    32,964   (475,619)  (486,184)  (116,545)
   Net Deposits into (Withdrawals from)
    Separate Account........................   591,475  275,882  (142,767)   211,888    248,370    297,061
                                             ---------  -------  --------  ---------  ---------  ---------
      (Decrease) Increase in Net Assets.....   540,380  277,476  (109,803)  (263,731)  (237,814)   180,516
Net Assets, Beginning of Year...............   628,513  351,037   460,840  1,742,636  1,980,450  1,799,934
                                             ---------  -------  --------  ---------  ---------  ---------
Net Assets, End of Year..................... 1,168,893  628,513   351,037  1,478,905  1,742,636  1,980,450
                                             =========  =======  ========  =========  =========  =========


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

  For the Years Ended December 31, 2002, 2001 and 2000, except for the Global Equity Fund Division and the Mid Cap Growth Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001, and for the
Value Fund Division which is for the period of May 1, 2002 through December 31,
                                     2002



                                              Strategic Income Fund     Capital Opportunities Fund
                                                    Division                     Division
                                             ----------------------  --------------------------------
                                               2002    2001    2000     2002       2001        2000
                                             -------  ------  -----  ---------  ----------  ---------
Operations:
  Net Investment Income (Expense)........... $   739   1,000    216     (9,509)    110,086    126,628
  Net Realized Gain (Loss) on Investments...      97      (1)   (12)  (257,063)    164,313     35,834
  Net Unrealized Gain (Loss) on
   Investments..............................   1,073      65    115   (149,877)   (421,014)  (363,022)
                                             -------  ------  -----  ---------  ----------  ---------
      Increase (Decrease) in Net Assets
       Resulting from Operations............   1,909   1,064    319   (416,449)   (475,241)  (200,560)
   Net (Withdrawal from) Deposits into
    Separate Account........................  (7,759) 24,321  3,635    (46,903)   (794,894) 1,022,636
                                             -------  ------  -----  ---------  ----------  ---------
      (Decrease) Increase in Net Assets.....  (5,850) 25,385  3,954   (463,352) (1,270,135)   822,076
Net Assets, Beginning of Year...............  33,854   8,469  4,515  1,253,825   2,523,960  1,701,884
                                             -------  ------  -----  ---------  ----------  ---------
Net Assets, End of Year..................... $28,004  33,854  8,469    790,473   1,253,825  2,523,960
                                             =======  ======  =====  =========  ==========  =========


                                                    New Discovery Fund          Investors Growth Stock Fund
                                                         Division                         Division
                                             --------------------------------  -----------------------------
                                                2002        2001       2000       2002       2001      2000
                                             ----------  ---------  ---------  ---------  ---------  -------
Operations:
  Net Investment Income (Expense)...........    (16,119)    51,361      5,820    (11,233)    (5,928)    (343)
  Net Realized Gain (Loss) on Investments...   (319,870)    (4,909)    39,904   (161,246)    (6,684)    (192)
  Net Unrealized Gain (Loss) on
   Investments..............................   (363,550)  (154,423)  (170,301)  (248,466)  (237,796) (38,972)
                                             ----------  ---------  ---------  ---------  ---------  -------
      Increase (Decrease) in Net Assets
       Resulting from Operations............   (699,539)  (107,971)  (124,577)  (420,945)  (250,408) (39,507)
   Net (Withdrawal from) Deposits into
    Separate Account........................   (696,279)   652,111  1,426,783    159,745  1,544,180  320,912
                                             ----------  ---------  ---------  ---------  ---------  -------
      (Decrease) Increase in Net Assets..... (1,395,818)   544,140  1,302,206   (261,200) 1,293,772  281,405
Net Assets, Beginning of Year...............  2,464,440  1,920,300    618,094  1,575,422    281,650      245
                                             ----------  ---------  ---------  ---------  ---------  -------
Net Assets, End of Year.....................  1,068,622  2,464,440  1,920,300  1,314,222  1,575,422  281,650
                                             ==========  =========  =========  =========  =========  =======



                                               Global Equity Fund     Mid Cap Growth Fund      Value Fund
                                                    Division               Division             Division
                                             ---------------------- ----------------------- -----------------
                                               2002     2001   2000   2002      2001   2000  2002   2001 2000
                                             --------  ------- ---- --------  -------  ---- ------  ---- ----
Operations:
  Net Investment (Expense) Income........... $   (133)     200  --    (2,888)     (84)  --     (53)  --   --
  Net Realized (Loss) Gain on Investments...  (10,523)       1  --   (13,600)       4   --    (781)  --   --
  Net Unrealized (Loss) Gain on
   Investments..............................  (17,020)   2,944  --  (165,975)   6,045   --     540   --   --
                                             --------  -------  --  --------  -------   --  ------   --   --
      (Decrease) Increase in Net Assets
       Resulting from Operations............  (27,676)   3,145  --  (182,463)   5,965   --    (294)  --   --
   Net Deposits into Separate Account.......  370,433  122,890  --   374,379  125,657   --  26,651   --   --
                                             --------  -------  --  --------  -------   --  ------   --   --
      Increase in Net Assets................  342,757  126,035  --   191,916  131,622   --  26,357   --   --
Net Assets, Beginning of Year...............  126,035       --  --   131,622       --   --      --   --   --
                                             --------  -------  --  --------  -------   --  ------   --   --
Net Assets, End of Year..................... $468,792  126,035  --   323,538  131,622   --  26,357   --   --
                                             ========  =======  ==  ========  =======   ==  ======   ==   ==


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 2002

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1993. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fifteen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of a single fund of MFS Variable Insurance Trust, an open-end, diversified management investment company. These funds are the Bond, High Income, Money Market, Emerging Growth, Utilities, Investors Trust, Total Return, Research, Strategic Income (formerly Global Governments), Capital Opportunities, New Discovery, Investors Growth Stock, Global Equity, Mid Cap Growth, and Value. Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge


   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. In addition, under policies that are deemed to be individual contracts under OBRA, an additional 1% is taken from each premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.


  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.



  Surrender or Contingent Deferred Sales Charge

   During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges against the operations of each division, a daily charge is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00247% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of MFS Variable Insurance Trust Shares

   During the years ended December 31, 2002, 2001 and 2000, except for the Global Equity Fund Division and the Mid Cap Growth Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001, and for the Value Fund Division which is for the period May 1, 2002 (inception) through December 31, 2002, purchases and proceeds from the sales of MFS Variable Insurance Trust were as follows:



               Bond Fund Division        High Income Fund Division   Money Market Fund Division
          ----------------------------  ---------------------------  ------------------------------
            2002      2001      2000      2002      2001     2000      2002       2001      2000
          --------  --------- --------- ---------  ------- --------- ---------  ---------  -------
Purchases $579,288         40         1 1,856,430   97,871    62,316 1,017,784    505,276   99,171
Sales.... $293,444        185       102   394,400    5,624    57,889 1,315,751    426,452   61,143

          Emerging Growth Fund Division   Utilities Fund Division    Investors Trust Fund Division
          ----------------------------  ---------------------------  ------------------------------
            2002      2001      2000      2002      2001     2000      2002       2001      2000
          --------  --------- --------- ---------  ------- --------- ---------  ---------  -------
Purchases $727,349    885,325 1,075,573    27,667   84,811     5,594   254,622    249,430  141,920
Sales.... $350,559    402,440 1,796,706    23,218   78,670     1,510   154,175     32,761  290,245

           Total Return Fund Division     Research Fund Division     Strategic Income Fund Division
          ----------------------------  ---------------------------  ------------------------------
            2002      2001      2000      2002      2001     2000      2002       2001      2000
          --------  --------- --------- ---------  ------- --------- ---------  ---------  -------
Purchases $777,902    464,421    72,719   520,750  687,301   635,487    10,993     28,667    3,866
Sales.... $193,192    192,397   218,499   323,594  453,223   361,045    18,951      4,613      284

             Capital Opportunities                                     Investors Growth Stock
                 Fund Division          New Discovery Fund Division         Fund Division
          ----------------------------  ---------------------------  ------------------------------
            2002      2001      2000      2002      2001     2000      2002       2001      2000
          --------  --------- --------- ---------  ------- --------- ---------  ---------  -------
Purchases $453,006    835,566 1,041,196 1,138,191  750,498 1,548,401   836,772  1,574,380  324,136
Sales.... $509,675  1,644,544    42,998 1,849,836  118,896   133,912   687,454     38,844    4,909

          Global Equity Fund Division   Mid Cap Growth Fund Division     Value Fund Division
          ----------------------------  ---------------------------  ------------------------------
            2002      2001      2000      2002      2001     2000      2002       2001      2000
          --------  --------- --------- ---------  ------- --------- ---------  ---------  -------
Purchases $498,180    122,987        --   396,557  125,669        --    63,733         --       --
Sales.... $129,366        220        --    24,601       89        --    37,102         --       --


   The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000, except for the Global Equity Fund Division and the Mid Cap Growth Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001, and for the Value Fund Division which is for the period May 1, 2002 (inception) through December 31, 2002.

                              Bond                 High Income                Money Market             Emerging Growth
                         Fund Division            Fund Division               Fund Division             Fund Division
                     ---------------------  -------------------------  --------------------------  -----------------------
                      2002    2001    2000    2002     2001     2000      2002     2001     2000    2002    2001     2000
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Net Increase
 (Decrease) in Units
 Deposits........... 42,371      --     --  146,589    7,051    4,633    807,116  312,735  81,552   48,142  39,025  28,549
 Withdrawals........ 21,581      10      8   31,284      320    4,212  1,037,388  236,753  58,152   24,445  17,837  48,180
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Net Increase
 (Decrease) in Units 20,790     (10)    (8) 115,305    6,731      421   (230,272)  75,982  23,400   23,697  21,188 (19,631)
Outstanding Units,
 Beginning of Year..    100     110    118   17,188   10,457   10,036    352,135  276,153 252,753  109,372  88,184 107,815
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Outstanding Units
 End of Year........ 20,890     100    110  132,493   17,188   10,457    121,863  352,135 276,153  133,069 109,372  88,184
                     ======  ======  =====  =======  =======  =======  =========  ======= =======  ======= ======= =======

                           Utilities             Investors Trust              Total Return                 Research
                         Fund Division            Fund Division               Fund Division             Fund Division
                     ---------------------  -------------------------  --------------------------  -----------------------
                      2002    2001    2000    2002     2001     2000      2002     2001     2000    2002    2001     2000
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Net Increase
 (Decrease) in Units
 Deposits...........  1,429   2,801    180   17,412   12,456    6,652     37,875   17,061   3,810   33,953  34,672  26,223
 Withdrawals........  1,096   3,026     29   10,412      861   13,993      9,545    4,180  11,980   20,483  23,370  13,504
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Net Increase
 (Decrease) in Units    333    (225)   151    7,000   11,595   (7,341)    28,330   12,881  (8,170)  13,470  11,302  12,719
Outstanding Units,
 Beginning of Year..  2,127   2,352  2,201   38,053   26,458   33,799     28,942   16,061  24,231   99,975  88,673  75,954
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Outstanding Units
 End of Year........  2,460   2,127  2,352   45,053   38,053   26,458     57,272   28,942  16,061  113,445  99,975  88,673
                     ======  ======  =====  =======  =======  =======  =========  ======= =======  ======= ======= =======

                        Strategic Income      Capital Opportunities           New Discovery         Investors Growth Stock
                         Fund Division            Fund Division               Fund Division             Fund Division
                     ---------------------  -------------------------  --------------------------  -----------------------
                      2002    2001    2000    2002     2001     2000      2002     2001     2000    2002    2001     2000
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Net Increase
 (Decrease) in Units
 Deposits...........    974   2,259    364   29,978   36,771   38,884     78,968   44,008  83,178  102,631 141,695  21,917
 Withdrawals........  1,654      71     22   36,631   73,556      862    134,553    2,858   5,963   76,535   1,864     223
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Net (Decrease)
 Increase in Units..   (680)  2,188    342   (6,653) (36,785)  38,022    (55,585)  41,150  77,215   26,096 139,831  21,694
Outstanding Units,
 Beginning of Year..  2,956     768    426   69,862  106,647   68,625    154,379  113,229  36,014  161,543  21,712      18
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------  ------- ------- -------
Outstanding Units
 End of Year........  2,276   2,956    768   63,209   69,862  106,647     98,794  154,379 113,229  187,639 161,543  21,712
                     ======  ======  =====  =======  =======  =======  =========  ======= =======  ======= ======= =======

                         Global Equity            Mid Cap Growth                  Value
                         Fund Division            Fund Division               Fund Division
                     ---------------------  -------------------------  --------------------------
                      2002    2001    2000    2002     2001     2000      2002     2001     2000
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------
Net Increase
 (Decrease) in Units
 Deposits........... 57,954  13,015     --   61,263   16,620       --      7,441       --      --
 Withdrawals........ 15,441      13     --    5,326        5       --      4,369       --      --
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------
Net Increase in
 Units.............. 42,513  13,002     --   55,937   16,615       --      3,072       --      --
Outstanding Units,
 Beginning of Year.. 13,002      --     --   16,615       --       --         --       --      --
                     ------  ------  -----  -------  -------  -------  ---------  ------- -------
Outstanding Units
 End of Year........ 55,515  13,002     --   72,552   16,615       --      3,072       --      --
                     ======  ======  =====  =======  =======  =======  =========  ======= =======

                          PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2002

                                              Number     Market
                                             of Shares   Value       Cost
                                             --------- ---------- ----------
    MFS Variable Insurance Trust:
       Bond Fund Division...................   25,939  $  306,599 $  289,855
       High Income Fund Division............  191,703   1,690,819  1,759,746
       Money Market Fund Division...........  157,453     157,453    157,453
       Emerging Growth Fund Division........  143,637   1,710,711  2,826,563
       Utilities Fund Division..............    3,657      43,995     59,341
       Investors Trust Fund Division........   46,726     629,393    791,121
       Total Return Fund Division...........   68,224   1,169,354  1,203,374
       Research Fund Division...............  137,196   1,478,978  2,245,232
       Strategic Income Fund Division.......    2,663      28,046     26,901
       Capital Opportunities Fund Division..   82,987     790,862  1,298,173
       New Discovery Fund Division..........  102,442   1,069,496  1,521,369
       Investors Growth Stock Fund Division.  185,749   1,315,106  1,840,325
       Global Equity Fund Division..........   55,217     469,341    483,417
       Mid Cap Growth Fund Division.........   71,843     324,010    483,940
       Value Fund Division..................    3,058      26,389     25,849


                See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS


                                       As of December 31, 2002      For the Year Ended December 31, 2002
                                   -------------------------------- -----------------------------------
                                     Total       Unit                Investment     Expense     Total
                                   Units Held Fair Value Net Assets Income Ratio*   Ratio**   Return***
                                   ---------- ---------- ---------- -------------   -------   ---------
MFS Variable Insurance Trust:
   Bond Fund Division.............   20,890     $14.65   $  306,131     0.98%        0.90%       7.88%
   High Income Fund Division......  132,493      12.76    1,690,444     5.90%        0.90%       1.67%
   Money Market Fund Division.....  121,863       1.29      157,143     1.36%        0.90%       0.78%
   Emerging Growth Fund Division..  133,069      12.85    1,710,163     0.00%        0.90%     -34.37%
   Utilities Fund Division........    2,460      17.86       43,931     2.38%        0.90%     -23.45%
   Investors Trust Fund Division..   45,053      13.95      628,454     0.53%        0.90%     -21.67%
   Total Return Fund Division.....   57,272      20.41    1,168,893     2.19%        0.90%      -6.03%
   Research Fund Division.........  113,445      13.04    1,478,905     0.27%        0.90%     -25.19%
   Strategic Income Fund Division.    2,276      12.30       28,004     3.73%        0.90%       7.42%
   Capital Opportunities Fund
     Division.....................   63,209      12.51      790,473     0.05%        0.90%     -30.31%
   New Discovery Fund Division....   98,794      10.82    1,068,622     0.00%        0.90%     -32.21%
   Investors Growth Stock Fund
     Division.....................  187,639       7.00    1,314,222     0.00%        0.90%     -28.21%
   Global Equity Fund Division....   55,515       8.44      468,792     0.97%        0.90%     -12.72%
   Mid Cap Growth Fund Division...   72,552       4.46      323,538     0.00%        0.90%     -43.69%
   Value Fund Division............    3,072       8.58       25,916     0.00%        0.90%     -16.37%

--------

  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.
 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                      As of December 31, 2001      For the Year Ended December 31, 2001
                                  -------------------------------- ------------------------------------
                                    Total       Unit                Investment     Expense     Total
                                  Units Held Fair Value Net Assets Income Ratio*   Ratio**   Return***
                                  ---------- ---------- ---------- -------------   -------   ---------
MFS Variable Insurance Trust:
   Bond Fund Division............      100     $13.58   $    1,361     6.43%        0.90%       7.78%
   High Income Fund Division.....   17,188      12.55      215,737     8.09%        0.90%       1.13%
   Money Market Fund Division....  352,135       1.28      452,234     3.55%        0.90%       2.40%
   Emerging Growth Fund Division.  109,372      19.58    2,141,143     0.00%        0.90%     -34.07%
   Utilities Fund Division.......    2,127      23.33       49,630    10.21%        0.90%     -24.89%
   Investors Trust Fund Division.   38,053      17.81      677,656     0.70%        0.90%     -16.70%
   Total Return Fund Division....   28,942      21.72      628,513     3.26%        0.90%      -0.64%
   Research Fund Division........   99,975      17.43    1,742,636     1.23%        0.90%     -21.94%
   Global Governments Fund
     Division....................    2,956      11.45       33,854     4.33%        0.90%       3.81%
   Capital Opportunities Fund
     Division....................   69,862      17.95    1,253,825     6.59%        0.90%     -24.17%
   New Discovery Fund Division...  154,379      15.96    2,464,440     3.23%        0.90%      -5.90%
   Emerging Market Fund Division.       --         --           --        --           --          --
   Investors Growth Stock Fund
     Division....................  161,543       9.75    1,575,422     0.27%        0.90%     -24.83%
   Global Equity Fund Division...   13,002       9.67      126,035     0.37%        0.90%       8.53%
   Mid Cap Growth Fund Division..   16,615       7.92      131,622     0.00%        0.90%      29.20%

--------

  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.


 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

            Underlying Funds Through:

            Fidelity Variable Insurance Products Fund
            MFS Variable Insurance Trust
            Putnam Variable Trust
            Scudder Variable Series I
            T. Rowe Price Equity Series, Inc.
            T. Rowe Price Fixed Income Series, Inc.
            Metropolitan Series Fund, Inc.

[LOGO]
Paragon Life
A MetLife(R) Company
             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES

                                                                   50451
                       Prospectus dated May 1, 2003                  Com

General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. Registered representatives of broker-dealers that have entered into written sales agreements with GAD will sell the Policies. Those registered representatives are registered with the NASD and with the states in which they do business. More information about GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.

    Group and Individual Flexible Premium Variable Life Insurance Policies
                                   Issued by

             Separate Account B of Paragon Life Insurance Company
                                      And
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (800)-685-0124

                                  PROSPECTUS

                                  May 1, 2003
This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

The following Funds are available through this Policy:

                   Fidelity Variable Insurance Products Fund
                               Growth Portfolio
                            Equity-Income Portfolio
                              Index 500 Portfolio
                             Contrafund Portfolio

                         MFS Variable Insurance Trust
                          MFS Emerging Growth Series
                           MFS Global Equity Series

                             Putnam Variable Trust
                           Putnam VT High Yield Fund
                       Putnam VT New Opportunities Fund
                             Putnam VT Income Fund
                            Putnam VT Voyager Fund
                           Putnam VT New Value Fund

                           Scudder Variable Series I
                          SVSI Money Market Portfolio
                         SVSI International Portfolio

                       T. Rowe Price Equity Series, Inc.
                         New America Growth Portfolio
                     Personal Strategy Balanced Portfolio

                    T. Rowe Price Fixed Income Series, Inc.
                          Limited-Term Bond Portfolio

                        Metropolitan Series Fund, Inc.
                        Russell 2000(R) Index Portfolio

                  The date of this Prospectus is May 1, 2003

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary.........................................    4
     Policy Benefits
     Policy Risks
     Portfolio Risks
  Fee Table.............................................................    8
  Issuing the Policy....................................................   13
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums..............................................................   17
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account...................................   18
     The Company
     The General Account
  The Separate Account and the Funds....................................   19
     The Separate Account
     The Funds
  Policy Values.........................................................   23
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Division
  Policy Benefits.......................................................   25
     Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Settlement Options
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Telephone, Facsimile and Online Requests
  Policy Lapse and Reinstatement........................................   32
     Lapse
     Reinstatement
  Charges and Deductions................................................   32
     Transaction Charges
     Periodic Charges
     Annual Fund Operating Expenses

   Federal Tax Matters................................................... 36
      Tax Status of the Policy
      Tax Treatment of Policy Benefits
   Additional Benefits and Riders........................................ 40
   Distribution of the Policies.......................................... 40
   General Provisions of the Group Contract.............................. 41
      Issuance
      Premium Payments
      Grace Period
      Termination
      Right to Examine Group Contract
      Entire Contract
      Incontestability
      Ownership of Group Contract
   State Variations...................................................... 42
   Legal Proceedings..................................................... 42
   Financial Statements.................................................. 42
   Glossary.............................................................. 43
   Statement of Additional Information Table of Contents................. 45

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.


An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.



  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirement.



  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirement. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.



So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount.

Accelerated Death Benefit Settlement Option Rider: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse.


Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account.


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


Other Policy Benefits

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.


Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

General Account: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.


Risk of an Increase in Current Fees and Expenses



Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


Policy Lapse


If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contract holder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the

Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment


We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, because there is limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Cash Value until there is a distribution from the Policy.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals


We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your Policy will lapse.



We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.


Loans


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions and the General Account.


                                       Transaction Fees
-----------------------------------------------------------------------------------------------
                                                                Amount Deducted/(1)/
-----------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge             When Charge is Deducted        Charge           Current Charge
-----------------------------------------------------------------------------------------------
Premium Expense Charge         Upon receipt of each
                                 premium payment
For Policies issued under                                0.75% Of each        0.75% Of each
Group Contracts                                         premium payment      premium payment

Only for Policies treated as                             1.75% Of each        1.75% Of each
individual contracts under                              premium payment      premium payment
Omnibus Budget
Reconciliation Act of 1990
-----------------------------------------------------------------------------------------------
Premium Tax Charge             Upon receipt of each
                                 premium payment

For Policies not issued under                            2.00% Of each        2.00% Of each
Executive Programs                                      premium payment      premium payment

Only for Policies issued                                 2.25% Of each        2.25% Of each
under Executive Programs                                premium payment      premium payment
-----------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial     The lesser of $25 or The lesser of $25 or
                               withdrawal from the      2% of the amount     2% of the amount
                                      Policy               withdrawn            withdrawn
-----------------------------------------------------------------------------------------------
Transfer Charge                  Upon transfer in       $25 per transfer            $0
                                excess of 12 in a
                                   Policy Year
-----------------------------------------------------------------------------------------------
Accelerated Death Benefit         At the time an              $100                  $0
Administrative Charge           accelerated death
                                 benefit is paid

--------

/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
                                                                        Amount Deducted
-------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/     On the Investment
per $1000 of net amount at       Start Date and each
risk                               succeeding each
..Minimum/(2)/ and                Monthly Anniversary            $0.163                  $0.032
..Maximum/(3)/ Charges                                           $31.307                 $17.233

..Charge for an insured,           On the Investment             $196.95                 $55.25
  attained age 40, in an         Start Date and each
  Executive Program with           succeeding each
  250 participants rate class    Monthly Anniversary
-------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/        On the Investment       $6 per month during     (i) Fewer than 1000
                                Start Date and on each   the first Policy Year   employees, $3.50 per
                                  succeeding Monthly    and $3.50 per month in           month
                                     Anniversary             renewal years       (ii) 1000+ employees,
                                                                                    $2.00 per month
-------------------------------------------------------------------------------------------------------
Mortality and Expense Risk              Daily           0.90% (annually) of the 0.75% of the net assets
Charge                                                    net assets of each    of each Division of the
                                                            Division of the        Separate Account
                                                           Separate Account
-------------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                    0.75%
                                     Anniversary
-------------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $650,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.



/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in an Executive Program with 250 participants rate class.



/(3)/This maximum charge is based on an insured with the following characteristics: Attained age 94, Unismoker in an Executive Program with 250 participants rate class.



/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.



/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
                                                                        Amount Deducted
-------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
-------------------------------------------------------------------------------------------------------
Waiver of Monthly               On rider start date and
Deductions Rider (per $1.00         on each Monthly
of waived deduction)                  Anniversary
..Minimum/(2)/ and                                               $0.0061                 $0.0061
  Maximum/(7)/ Charges                                          $0.2057                 $0.2057
..Charge for an Insured,                                          $3.75                   $3.75
  attained age 40, in an
  Executive Program with
  250 participants rate class
-------------------------------------------------------------------------------------------------------
Children's Life Insurance       On rider start date and          $0.16                   $0.16
Rider per $1000 of coverage         on each Monthly
..Minimum and Maximum                  Anniversary
  Charges for all Children
-------------------------------------------------------------------------------------------------------
Spouse's Life Insurance Rider   On rider start date and
per $1000 of coverage               on each Monthly
..Minimum/(2)/ and                     Anniversary               $0.148                  $0.0388
  Maximum/(8)/ Charges                                          $5.163                  $3.539
..Charge for a spouse,                                           $22.73                  $10.50
  attained age 40, in an
  Executive Program with
  250 participants rate class
-------------------------------------------------------------------------------------------------------
Accelerated Death Benefit                 N/A           (See "Accelerated Death (See "Accelerated Death
Settlement Option Rider                                 Benefit Administrative  Benefit Administrative
                                                        Charge" in Transaction  Charge" in Transaction
                                                          Fees table above.)      Fees table above.)

--------

/(6)/Optional rider charges (except for the Accelerated Death Benefit
    Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $650,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount). The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.


/(7)/This minimum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 250 participants rate class.


/(8)/This maximum charge is based on an insured with the following characteristics: Attained age 74, Unismoker in an Executive Program with 250 participants rate class.

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future.



This table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2002. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



Range of Annual Fund Operating Expenses/(1)/



                                                            Minimum Maximum
    -----------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that
      are deducted from Fund assets, including management
      fees, distribution (12b-1) fees, and other expenses)   0.33%   2.10%
    -----------------------------------------------------------------------
    Total Net Annual Fund Operating Expenses/(2)/ (expenses
      that are deducted from Fund assets, including
      management fees, distribution (12b-1) fees, and other
      expenses--after contractual reimbursement of expenses
      and waiver of fees)                                    0.33%   1.15%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.



/(2)/The range of Total Net Annual Fund Operating Expenses takes into account contractual arrangements that require a Fund portfolio's investment adviser to reimburse fees or waive expenses for one Fund portfolio until April 30, 2004.

The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.



--------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                                         Total
                                                               Gross                    Annual
                                                               Total     Amount of     Expenses
                                    Management 12b-1  Other    Annual    Waiver or   (contractual
Fund                                   Fees    Fees  Expenses Expenses Reimbursement arrangements)
--------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
  Products Fund/(3)/
 Growth Portfolio                     0.58%    0.00%  0.09%    0.67%       0.00%         0.67%
 Equity-Income Portfolio              0.48%    0.00%  0.09%    0.57%       0.00%         0.57%
 Index 500 Portfolio                  0.24%    0.00%  0.09%    0.33%       0.00%         0.33%
 Contrafund Portfolio                 0.58%    0.00%  0.10%    0.68%       0.00%         0.68%
--------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust
 Emerging Growth Series/(3)/          0.75%    0.00%  0.11%    0.86%       0.00%         0.86%
 Global Equity Series/(2)/            1.00%    0.00%  1.10%    2.10%      (0.95%)        1.15%
--------------------------------------------------------------------------------------------------
Putnam Variable Insurance Trust
 Putnam VT High Yield Fund            0.68%    0.00%  0.10%    0.78%       0.00%         0.78%
 Putnam VT New Opportunities
   Fund                               0.57%    0.00%  0.06%    0.63%       0.00%         0.63%
 Putnam VT Income Fund                0.59%    0.00%  0.09%    0.68%       0.00%         0.68%
 Putnam VT Voyager Fund               0.54%    0.00%  0.06%    0.60%       0.00%         0.60%
 Putnam VT New Value Fund             0.69%    0.00%  0.09%    0.78%       0.00%         0.78%
--------------------------------------------------------------------------------------------------
Scudder Variable Series I
 SVSI Money Market Portfolio          0.37%    0.00%  0.06%    0.43%       0.00%         0.43%
 SVSI International Portfolio         0.87%    0.00%  0.16%    1.03%       0.00%         1.03%
--------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series,
  Inc./(1)/
 New America Growth Portfolio                  0.00%           0.85%       0.00%         0.85%
 Personal Strategy Balanced
   Portfolio                                   0.00%           0.90%       0.00%         0.90%
--------------------------------------------------------------------------------------------------
T. Rowe Price Income Series,
  Inc./(1)/
 Limited-Term Bond Portfolio                   0.00%           0.70%       0.00%         0.70%
--------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc./(4)/
 Russell 2000(R) Index Portfolio      0.25%    0.00%  0.24%    0.49%       0.00%         0.49%
--------------------------------------------------------------------------------------------------

--------

/(1)/T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses, rather management fees include all operation expenses.



/(2)/MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described below), do not exceed 0.15% annually.

/(3)/For certain portfolios, certain expenses were reimbursed and/or certain fees were waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:



------------------------------------------------------------------------------------
                                                                              Net
                                                                Amount of    Total
                                          Management  Other     Waiver or    Annual
Fund                                         Fees    Expenses Reimbursement Expenses
------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
  Growth Portfolio**                        0.58%     0.09%      (0.06%)     0.61%
  Equity-Income Portfolio**                 0.48%     0.09%      (0.01%)     0.56%
  Index 500 Portfolio*                      0.24%     0.09%      (0.05%)     0.28%
  Contrafund Portfolio**                    0.58%     0.10%      (0.04%)     0.64%
------------------------------------------------------------------------------------
MFS Variable Insurance Trust
  Emerging Growth Series***                 0.75%     0.11%      (0.01%)     0.85%
------------------------------------------------------------------------------------

       -

       * The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed .28%. The fund's manager may discontinue this arrangement at any time.



       ** Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.



       ***Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.


ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount

(subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end.

Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.



We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility


After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.


Premium Limitations


Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate your net premium to one or more Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:

  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

The General Account

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

At Policy issue, we will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. We may, at our discretion, limit an Owner's ability to allocate Net Premiums or to transfer Cash Value to the General Account under certain Policies.

The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


------------------------------------------------------------------------------------------------------
      Portfolio        Investment Manager                     Investment Objective
------------------------------------------------------------------------------------------------------
Fidelity Growth        Fidelity           The Portfolio seeks to achieve capital appreciation.
Portfolio              Management &
                       Research Company.
------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fidelity           The Portfolio seeks reasonable income. The Portfolio will
Portfolio              Management &       also consider the potential for capital appreciation. The
                       Research Company.  fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard
                                          & Poor's 500 Index (S&P 500), yield on the securities
                                          comprising the S&P 500
------------------------------------------------------------------------------------------------------
Fidelity Index 500     Fidelity           The Portfolio seeks reasonable income. The Portfolio will
Portfolio              Management &       also consider the potential for capital appreciation. The
                       Research Company.  fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard
                                          & Poor's 500 Index (S&P 500), yield on the securities
                                          comprising the S&P 500.
------------------------------------------------------------------------------------------------------
Fidelity Contrafund    Fidelity           The Portfolio seeks long-term capital appreciation.
Portfolio              Management &
                       Research Company.
------------------------------------------------------------------------------------------------------
MFS Emerging Growth    Massachusetts      The Series' investment objective is long-term growth of
Series                 Financial Services capital. The Series invests, under normal market
                       Company.           conditions, at least 65% of its net assets in common
                                          stocks and related securities, such as preferred stocks,
                                          convertible securities and depositary receipts for those
                                          securities, of emerging growth companies.
------------------------------------------------------------------------------------------------------
MFS Global Equity      Massachusetts      The series' Investment objective is capital appreciation.
Series                 Financial Services The series invests, under normal market conditions, at
                       Company            least 65% of its net assets in common stocks and related
                                          securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of U.S. and
                                          foreign (including emerging market) issuers.
------------------------------------------------------------------------------------------------------
Putnam VT High Yield   Putnam Investment  Seeks high current income. Capital growth is a secondary
Fund                   Management, Inc.   goal when consistent with achieving high current income.
                                          The fund pursues its goal by investing mainly in bonds
                                          that (a) are obligations of U.S. companies, (b) are below
                                          investment-grade in quality (junk bonds) and (c) have
                                          intermediate to long-term maturities (three years or
                                          longer). Under normal circumstances, the fund invests at
                                          least 80% of its net assets in securities rated below
                                          investment grade.
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      Portfolio        Investment Manager                     Investment Objective
-------------------------------------------------------------------------------------------------------
Putnam VT New          Putnam Investment  Seeks long-term capital appreciation. The fund pursues its
Opportunities Fund     Management, Inc.   goal by investing mainly in common stocks of U.S.
                                          companies with a focus on growth stocks in sectors of the
                                          economy that Putnam Management believes have high
                                          growth potential.
-------------------------------------------------------------------------------------------------------
Putnam VT Income       Putnam Investment  Seeks high current income consistent with what Putnam
Fund                   Management, Inc.   Management believes to be prudent risk. The fund
                                          pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide
                                          denominated in U.S. dollars, (b) are either investment-
                                          grade or below investment-grade (junk bonds) and (c)
                                          have intermediate to long-term maturities (three years or
                                          longer).
-------------------------------------------------------------------------------------------------------
Putnam VT Voyager      Putnam Investment  Seeks capital appreciation. The fund pursues its goal by
Fund                   Management, Inc.   investing mainly in common stocks of U.S. companies
                                          with a focus on growth stocks.
-------------------------------------------------------------------------------------------------------
Putnam VT New Value    Putnam Investment  Seeks long-term capital appreciation. The fund seeks its
Fund                   Management, Inc.   goal by investing mainly in common stocks of U.S.
                                          companies with a focus on value stocks.
-------------------------------------------------------------------------------------------------------
SVSI Money Market      Deutsche           The Money Market Portfolio seeks to maintain the stability
Portfolio              Investment         of capital and, consistent therewith, to maintain the
                       Management         liquidity of capital and to provide current income. It does
                       Americas Inc       this by investing exclusively in high quality short-term
                                          securities. The Portfolio seeks to maintain a net asset value of $1.00 per share.

                                          Unless otherwise indicated, the Portfolio's investment
                                          objective and policies may be changed without a vote of
                                          Shareholders.
-------------------------------------------------------------------------------------------------------
SVSI International     Deutsche           The International Portfolio seeks long-term growth of
Portfolio              Investment         capital primarily through diversified holdings of
                       Management         marketable foreign equity investments. The Portfolio
                       Americas Inc       invests primarily in common stocks of established
                                          companies, listed on foreign exchange, which the
                                          Portfolio management team believes have favorable
                                          characteristics. The Portfolio will invest in at least three different countries excluding the United States.

                                          Unless otherwise indicated, the Portfolio's investment
                                          objective and policies may be changed without a vote of
                                          Shareholders.
-------------------------------------------------------------------------------------------------------
T. Rowe Price New      T. Rowe Price      The Fund seeks to provide long-term growth of capital by
America Growth         Associates, Inc.   investing primarily in the common stocks of companies
Portfolio                                 operating in sectors T. Rowe Price believes will be the
                                          fastest growing in the United States.
-------------------------------------------------------------------------------------------------------
T. Rowe Price Personal T. Rowe Price      The Fund seeks the highest total return over time
Strategy Balanced      Associates, Inc.   consistent with an emphasis on both capital appreciation
Portfolio                                 and income.
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
       Portfolio        Investment Manager                     Investment Objective
------------------------------------------------------------------------------------------------------
T. Rowe Price Limited-  T. Rowe Price       The Fund seeks to provide a high level of current income
Term Bond Portfolio     Associates, Inc.    consistent with moderate fluctuations in share price. The
                                            Fund invests primarily in short-term and intermediate-
                                            term bonds. There is no maturity limitations on individual securities purchased, but the Fund's Dollar-weighted
                                            average effective maturity will not exceed five years.
------------------------------------------------------------------------------------------------------
Metropolitan Russell    MetLife Advisers,   The portfolio's objective is to equal the return of the
2000(R) Index Portfolio LLC,; Metropolitan  Russell 2000 Index. The Portfolio will normally invest
                        Life Insurance      most of its assets in common stocks included in the
                        Company is the sub- Russell 2000 Index.
                        advisor.
------------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value


The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.


Cash Value in the General Account

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
  .   interest at the rate of 4% per year; plus
  . any excess interest which Paragon credits and any amounts transferred into the General Account; less
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  . units purchased via transfers from another Division, the General Account, or the Loan Account; minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus

  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office satisfactory proof of the Insured's death. We may require the Owner to return the Policy. [If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.] We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)


Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits


We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.


Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General

Account and in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.


Transfers

An Owner may transfer Cash Value, (not including amounts credited to the Loan Account,) among the Divisions available with the Policy and, for certain Policies, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. The following features apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division or the General Account. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Divisions of the Separate Account. If a pattern of excessive trading by a Policy owner or the Policy owner's agent develops, we reserve the right not to process the transfer request. When we identify such a pattern of excessive trading, we will immediately notify you or, as appropriate, we will notify your agent who will then notify you, that the transfer request has not been processed and that any additional requests for transfers will be subject to certain restrictions, including the loss of any telephone or electronic transfer privileges. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.


Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, the maximum General Account allocation percent, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Transfers from the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

After the first Policy Year, an Owner may withdraw or transfer a portion of Cash Value from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or the Policy's entire Cash Value in the General Account, if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division and the General Account bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account on a pro-rata basis in the proportions that the portions of the Cash Value in the General Account and each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.


Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================


We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectations.


Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy

  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 0.75% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2.25% on premiums received in connection with Policies issued under Executive Programs.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer.

                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the

Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.


Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders".) The charges for individual riders are summarized in the Fee Table of this prospectus.



  . Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.


  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.


  . Spouse Life Insurance Rider. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.


Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.



Loan Interest Charge



We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).


Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the

Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."


Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider.
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

The maximum commissions payable to a broker-dealer are one of the following options:

                        -------------------------------
                        Option FIRST YEAR RENEWAL YEARS
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3    A+ 1 +2+3        A
                        -------------------------------

A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 =2% of any unscheduled premiums received.

3 =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests-in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the General Account and for the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.


   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.






Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211


                      STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May [ ], 2003, and the prospectuses for Fidelity Variable Insurance Products Fund, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Series I, T. Rowe Price Equity Series, Inc.,
T. Rowe Price Fixed Income Series, Inc., and Metropolitan Series Fund. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

   The date of this Statement of Additional Information is May 1, 2003.


   Underlying Funds Through:



                   Fidelity Variable Insurance Products Fund


                         MFS Variable Insurance Trust


                             Putnam Variable Trust


                           Scudder Variable Series I


                       T. Rowe Price Equity Series, Inc.


                    T. Rowe Price Fixed Income Series, Inc.


                        Metropolitan Series Fund, Inc.


[LOGO]
Paragon Life
A MetLife(R) Company

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


   Additional Policy Information....................................     3
      The Policy
      Claims of Creditors
      Incontestability
      Misstatement of Age
      Suicide Exclusion
      Assignment
      Beneficiary
      Changing Owner or Beneficiary
      Changing Death Benefit Options
      Determination of Cash Value in Each Separate Account Division
      Payment of Proceeds
      Delays in Payments We Make
      Cost of Insurance
   Additional Benefits and Riders...................................     7
      Waiver of Monthly Deductions Rider
      Children's Life Insurance Rider
      Spouse's Life Insurance Rider
      Accelerated Death Benefit Settlement Option Rider
   Distribution of the Policies.....................................     8
   More Information About the Company...............................     9
      The Company
      Ratings
   Other Information................................................    10
      Potential Conflicts of Interest
      Safekeeping of Separate Account Assets
      Records and Reports
      Legal Matters
      Experts
      Advertisements
      Additional Information
      Financial Statements
   APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE..............   A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.


   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options


   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.


   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the


  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus


  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   The Company may defer payments on any amount from the General Account for not more than six months.

   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

   Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================


   General American Distributors ("GAD"), acts as the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers
(NASD) and the Securities Investor Protection Corporation (SIPC), and is registered with the securities commissions of the states in which it operates. GAD is a Missouri corporation formed on October 3, 2000, and currently located at 700 Market Street, St. Louis, Missouri 63101. The Policies are sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states and the District of Columbia.


   We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

   The Policies are sold by broker-dealers that have entered into sales agreements with the Company and GAD. Those broker-dealers will receive commissions based upon a commission schedule in those sales agreements. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, compensation may be paid to representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

   Maximum commissions are payable to a broker-dealer under one of the following options:

                                             Renewal
                           Option First Year  Years
                           -------------------------
                             1       A+B       a+b
                           -------------------------
                             2       A+B       a+c
                           -------------------------
                             3     A+1+2+3      a

A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.

a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy
    Year.

1 = 20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

   GAD received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                            Aggregate Amount of
                                        Commissions Retained by GAD*
         Fiscal  Aggregate Amount of  After Payments to its Registered
          Year  Commissions Paid GAD* Persons and Other Broker-Dealers
         -------------------------------------------------------------
          2000           $0                          $0
         -------------------------------------------------------------
          2001           $0                          $0
         -------------------------------------------------------------
          2002           $0                          $0


* No commissions were paid to GAD but are paid directly to the selling broker dealers. (Total commissions were: $530,148 in 2002; $444,704 in 2001; and $318,687 in 2000.)


   Additional compensation may be paid to Metropolitan Life Insurance Company representatives for referral fees or other consultants for specific services. There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as
A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets


   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in the General Account and in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, have been passed upon Gregg P. Hirsch, Associate General Counsel, Metropolitan Life Insurance Company.


                                    Experts




   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at Once City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements




   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                     40.....    250%    61..........    128%
                     41.....    243     62..........    126
                     42.....    236     63..........    124
                     43.....    229     64..........    122
                     44.....    222     65..........    120
                     45.....    215     66..........    119
                     46.....    209     67..........    118
                     47.....    203     68..........    117
                     48.....    197     69..........    116
                     49.....    191     70..........    115
                     50.....    185     71..........    113
                     51.....    178     72..........    111
                     52.....    171     73..........    109
                     53.....    164     74..........    107
                     54.....    157     75-90.......    105
                     55.....    150     91..........    104
                     56.....    146     92..........    103
                     57.....    142     93..........    102
                     58.....    138     94..........    101
                     59.....    134     95 or older.    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2002 and 2001 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 9, 2003

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2002 and 2001
                 (in thousands of dollars, except share data)


                                                                2002     2001
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $119,204 $ 86,670
 Policy loans................................................   24,491   23,406
 Cash and cash equivalents...................................    7,978   16,236
                                                              -------- --------
        Total cash and invested assets.......................  151,673  126,312
                                                              -------- --------
 Reinsurance recoverables....................................      376      700
 Deposits relating to reinsured policyholder account balances   11,064    7,550
 Accrued investment income...................................    2,479    2,102
 Deferred policy acquisition costs...........................   18,041   10,592
 Value of business acquired..................................   24,606   23,041
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,837    3,032
 Other assets................................................      116      675
 Separate account assets.....................................  208,413  228,947
                                                              -------- --------
        Total assets......................................... $423,789 $406,135
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $122,878 $116,482
 Policy and contract claims..................................    2,277    1,106
 Federal income taxes payable................................    1,269      229
 Other liabilities and accrued expenses......................   13,773    4,894
 Payable to affiliates.......................................    1,148    2,755
 Due to separate account.....................................      437      450
 Deferred tax liability......................................   11,204    7,525
 Separate account liabilities................................  208,413  228,947
                                                              -------- --------
        Total liabilities....................................  361,399  362,388
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   33,032
    Accumulated other comprehensive income...................    4,248    1,170
    Retained earnings........................................   12,535    6,470
                                                              -------- --------
        Total stockholder's equity...........................   62,390   43,747
                                                              -------- --------
        Total liabilities and stockholder's equity........... $423,789 $406,135
                                                              ======== ========


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)


                                                                    2002     2001     2000
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $25,232  $23,996  $22,809
   Net investment income.........................................   9,410    8,784    8,748
   Commissions and expense allowances on reinsurance ceded.......     349      538      190
   Net realized investment (losses)..............................    (256)     (87)  (1,027)
                                                                  -------  -------  -------
       Total revenues............................................  34,735   33,231   30,720
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   6,789    4,979    4,742
   Interest credited to policyholder account balances............   6,588    6,432    5,743
   Commissions, net of capitalized costs.........................   1,036      713      381
   General and administration expenses, net of capitalized costs.  13,565   14,052   12,787
   Amortization of deferred policy acquisition costs.............    (501)     751       --
   Amortization of value of business acquired....................  (1,979)     854    2,092
   Amortization of goodwill......................................      --      177      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  25,498   27,958   25,922
                                                                  -------  -------  -------
       Income before federal income tax expense..................   9,237    5,273    4,798
Federal income taxes.............................................   3,172    1,898    1,703
                                                                  -------  -------  -------
Net income.......................................................   6,065    3,375    3,095
Other comprehensive income.......................................   3,078      301      869
                                                                  -------  -------  -------
Comprehensive income............................................. $ 9,143  $ 3,676  $ 3,964
                                                                  =======  =======  =======




                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital   income (loss) earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2000.... $2,050  $34,057      $   --     $    --     $36,107
   Par value change...........  1,025   (1,025)         --          --          --
   Net income.................     --       --          --       3,095       3,095
   Other comprehensive income.     --       --         869          --         869
                               ------  -------      ------     -------     -------
Balance at January 1, 2001....  3,075   33,032         869       3,095      40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at December 31, 2002.. $3,075  $42,532      $4,248     $12,535     $62,390
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                                                 2002      2001      2000
                                                                               --------  --------  -------
Cash flows from operating activities:
   Net income................................................................. $  6,065  $  3,375  $ 3,095
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................      324       949     (335)
          Deposits relating to reinsured policyholder account balances........   (3,514)     (314)    (216)
          Accrued investment income...........................................     (377)      (98)    (151)
          Federal income tax payable..........................................    1,040      (354)    (424)
          Other assets........................................................     (246)     (921)  (1,493)
          Policy and contract claims..........................................    1,171      (465)    (120)
          Other liabilities and accrued expenses..............................    8,879     1,812     (103)
          Payable to affiliates...............................................   (1,607)     (162)    (886)
          Company ownership of separate account...............................        5        --       64
          Due to separate account.............................................      (18)      248       10
       Deferred tax expense...................................................    2,021     1,097    1,186
       Policy acquisition costs deferred......................................   (6,988)   (6,578)  (4,836)
       Amortization of deferred policy acquisition costs......................     (501)      751       --
       Amortization of value of business acquired.............................   (1,979)      854    2,092
       Amortization of goodwill...............................................       --       177      177
       Interest credited to policyholder accounts.............................    6,588     6,432    5,743
       (Accretion) / amortization of net investments..........................     (438)     (239)    (101)
       Net loss on sales and calls of investments.............................      256        87    1,027
                                                                               --------  --------  -------
Net cash provided by operating activities.....................................   10,681     6,651    4,729
                                                                               --------  --------  -------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (43,612)  (12,247)  (6,007)
   Sales, maturities and repayments of fixed maturities.......................   16,450    12,369    3,960
   Increase in policy loans, net..............................................   (1,085)   (3,339)  (3,113)
                                                                               --------  --------  -------
Net cash used in investing activities.........................................  (28,247)   (3,217)  (5,160)
                                                                               --------  --------  -------
Cash flows from financing activities:
   Capital contribution.......................................................    9,500        --       --
   Net policyholder account deposits..........................................     (192)    2,784     (142)
                                                                               --------  --------  -------
Net cash provided (used) in financing activities..............................    9,308     2,784     (142)
                                                                               --------  --------  -------
Net (decrease) increase in cash and cash equivalents..........................   (8,258)    6,218     (573)
Cash and cash equivalents at beginning of year................................   16,236    10,018   10,591
                                                                               --------  --------  -------
Cash and cash equivalents at end of year...................................... $  7,978  $ 16,236  $10,018
                                                                               ========  ========  =======
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $   (110) $ (1,155) $  (941)
                                                                               ========  ========  =======

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets (value of business acquired) totaling $31,753.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2002 and 2001, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of

                        PARAGON LIFE INSURANCE COMPANY
allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Accumulated amortization as of December 31, 2002 and 2001 was $354. Amortization expense for the years ended December 31, 2002, 2001 and 2000 were $0, $177, and $177, respectively. If the goodwill was not amortized for each of the years ended December 31, 2001 and 2000, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2002, 2001 and 2000. The actual crediting rate ranged from 5.6% to 6.1% in 2002, and 6.1% in 2001 and 2000.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial

                        PARAGON LIFE INSURANCE COMPANY
statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs


   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.


   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life

                        PARAGON LIFE INSURANCE COMPANY
insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,680, $1,714 and $1,947 for the years ended December 31, 2002, 2001, and 2000, respectively. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original maturities of 90 days or less.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $1,629 and $1,402 at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $229, $91 and $135 for the years ended December 31, 2002, 2001 and 2000, respectively.

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $2,602 and $1,737 at December 31, 2002 and 2001, respectively. Related amortization expense was $865, $647 and $162 for the years ended December 31, 2002, 2001 and 2000, respectively.

  (m) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

                        PARAGON LIFE INSURANCE COMPANY

  (n) New Accounting Pronouncements

   In January 2003, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 provides guidance surrounding consolidation based on controlling financial interest and provides new quantitative guidelines to various variable interest entities as defined in the statement. The interpretation applies immediately to variable interest entities created after January 31, 2003, and in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities acquired before February 1, 2003. Although the Company has not finalized its analysis of FIN 46, the Company does not believe it will be required to consolidate or disclose any information related to variable interest entities.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   In November 2002, FASB issued FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for fiscal periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45 scope, including guarantees issued prior to FIN 45. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company believes the adoption of FIN 45 did not have a significant impact on the Company's financial statements nor require additional disclosure.

   In June 2002, FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value in the period in which the liability is incurred. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. The adoption of SFAS 146 did not have a material impact on the Company's financial condition or results of operations.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting

                        PARAGON LIFE INSURANCE COMPANY

Principles Board Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions
("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. The Company has completed the required impairment tests of goodwill. The Company had no intangible assets as of December 31, 2001. There was no impairment of goodwill or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002 and 2001 are as follows:

                                                     2002
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,547   $   428     $   --    $  4,975
    Corporate securities.........   67,564     6,674      1,006      73,232
    Foreign Corporate securities.   19,457     1,924         93      21,288
    Foreign Government securities      496        60         --         556
    Mortgage-backed securities...   17,606     1,296         --      18,902
    Asset-backed securities......      245         6         --         251
                                  --------   -------     ------    --------
                                  $109,915   $10,388     $1,099    $119,204
                                  ========   =======     ======    ========

                                                     2001
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,654   $   156     $   27    $  4,783
    Corporate securities.........   55,279     3,015      4,839      53,455
    Foreign Corporate securities.   13,860       927         --      14,787
    Foreign Government securities       --        --         --          --
    Mortgage-backed securities...   12,382       747         --      13,129
    Asset-backed securities......      496        20         --         516
                                  --------   -------     ------    --------
                                  $ 86,671   $ 4,865     $4,866    $ 86,670
                                  ========   =======     ======    ========

                        PARAGON LIFE INSURANCE COMPANY

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less................. $  5,467   $  5,577
         Due after one year through five years...   12,592     13,691
         Due after five years through ten years..   19,433     21,065
         Due after ten years through twenty years   54,572     59,718
         Asset-backed securities.................      245        251
         Mortgage-backed securities..............   17,606     18,902
                                                  --------   --------
                                                  $109,915   $119,204
                                                  ========   ========

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities during 2002, 2001 and 2000 were $12,287 and $3,449 and 3,960, respectively. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. Gross gains of $7 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $766. There were no write-downs in 2001 or 2002.

   The sources of net investment income follow:

                                         2002    2001    2000
                                        ------  ------  ------
                 Fixed maturities...... $7,542  $6,681  $6,789
                 Policy loans..........  1,805   1,701   1,464
                 Short-term investments    167     469     577
                                        ------  ------  ------
                                         9,514   8,851   8,830
                 Investment expenses...   (104)    (67)    (82)
                                        ------  ------  ------
                 Net investment income. $9,410  $8,784  $8,748
                                        ======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2002     2001    2000
                                               -------  -------  ------
       Unrealized appreciation (depreciation):
       Fixed maturities available-for-sale.... $ 9,289  $ 4,098  $1,465
       Deferred policy acquisition costs......    (111)     (70)     --
       VOBA...................................  (2,643)  (2,228)   (128)
       Deferred income taxes..................  (2,287)    (630)   (468)
                                               -------  -------  ------
       Net unrealized appreciation............ $ 4,248  $ 1,170  $  869
                                               =======  =======  ======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,177 and $4,023 at December 31, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2002:
         Assets
             Fixed maturities, available for sale..... $119,204  $119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878
      December 31, 2001:
         Assets
             Fixed maturities, available for sale..... $ 86,670  $ 86,670
             Policy loans.............................   23,406    23,406
             Separate account assets..................  228,947   228,947
         Liabilities
             Policyholder account balances............  116,482   116,482

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2002, 2001 and 2000 as they relate to transactions with affiliates are summarized as follows:

                                                  2002    2001    2000
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
       Premiums for reinsurance ceded........... $28,670 $19,513 $18,445
       Policy benefits ceded....................  20,409  20,837  22,130
       Commissions and expenses ceded...........     349     538     190
       Reinsurance recoverables.................     261     631   1,617
       Reinsurance experience adjustment........   3,447      --      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2002, 2001 and 2000 were insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2002     2001     2000
                                                        -------  -------  --------
Balance at beginning of year........................... $10,592  $ 4,836  $ 24,357
Purchase adjustments...................................      --       --   (24,357)
Policy acquisition costs deferred......................   6,988    6,577     4,836
Policy acquisition costs amortized.....................     501     (751)       --
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..     (40)     (70)       --
                                                        -------  -------  --------
Balance at end of year................................. $18,041  $10,592  $  4,836
                                                        =======  =======  ========

(6) Value of Business Acquired

   A summary of the VOBA deferred and amortized is as follows:

                                                    2002     2001     2000
                                                  -------  -------  --------
  Balance at beginning of year................... $23,041  $25,995  $     --
  Purchase adjustments...........................      --       --   (28,215)
  VOBA amortized.................................  (1,979)     854     2,092
  VOBA relating to change in unrealized (gain) on
    investments available for sale...............    (414)  (2,100)     (128)
                                                  -------  -------  --------
  Balance at end of year......................... $24,606  $23,041  $ 25,995
                                                  =======  =======  ========

(7) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2002   2001   2000
                                           ------ ------ ------
                Current tax expense....... $1,151 $  801 $  517
                Deferred tax expense......  2,021  1,097  1,186
                                           ------ ------ ------
                Provision for income taxes $3,172 $1,898 $1,703
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2002    2001   2000
                                             ------  ------ ------
             Computed "expected" tax expense $3,233  $1,846 $1,679
             Other, net.....................    (61)     52     24
                                             ------  ------ ------
             Provision for income taxes..... $3,172  $1,898 $1,703
                                             ======  ====== ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2002, 2001 and 2000 are presented below:

                                                   2002    2001    2000
                                                  ------- ------- -------
      Deferred tax assets:
         Policy and contract liabilities......... $   378 $   439 $   554
         Tax capitalization of acquisition costs.   3,240   3,084   2,869
         Purchase adjustment.....................   1,342   1,236   1,456
         Capital loss carryforwards..............     779     775      --
         Reinsurance experience adjustment.......   1,132      --      --
         Other, net..............................     136     162     164
                                                  ------- ------- -------
      Total deferred tax assets.................. $ 7,007 $ 5,696 $ 5,043
                                                  ======= ======= =======
      Deferred tax liabilities:
         Unrealized gain on investments, net..... $ 2,287 $   630 $   468
         VOBA....................................   9,535   8,838   9,139
         Deferred policy acquisition costs.......   6,389   3,753   1,702
                                                  ------- ------- -------
      Total deferred tax liabilities............. $18,211 $13,221 $11,309
                                                  ------- ------- -------
      Net deferred tax liabilities............... $11,204 $ 7,525 $ 6,266
                                                  ======= ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2002 and 2001, the Company recognized deferred tax assets associated with capital losses of approximately $779 and $775, respectively, that will expire between 2006 and 2007. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1996. The Company is being audited for the years 1997-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(8) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2002, 2001 and 2000 were $3,512, $3,056 and $2,487, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(9) Pension Plan

   Effective January 1, 2001, the Company's employees became employees of MetLife. This transition affected the provision of employee benefit plans as described below:

                        PARAGON LIFE INSURANCE COMPANY

   The Company continued to co-sponsor with General American a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history. On December 31, 2002, the General American Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

   As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of MetLife. Consistent with the Company's former participation in the General American plan, employees may become eligible for these benefits under the MetLife plan if they attain retirement age, with sufficient service, while working for MetLife. Additionally, MetLife provides postemployment benefits for eligible employees as of this transition date.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $161, $123 and $459 for 2002, 2001 and 2000, respectively.

(10) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2002, 2001 and 2000, as determined using statutory accounting practices, is summarized as follows:

                                                           2002     2001    2000
                                                          ------- -------  -------
Statutory surplus as reported to regulatory authorities.. $22,603 $12,930  $13,751
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $   773 $  (931) $   835

(11) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $2,260. Paragon did not pay dividends in 2002, 2001 and 2000.

                        PARAGON LIFE INSURANCE COMPANY

(12) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2002, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(13) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2003................ $  380
                            2004................    370
                            2005................    339
                            2006................    287
                            2007................    244
                                                 ------
                                                 $1,620
                                                 ======

   Rent expense totaled $459, $677 and $562 in 2002, 2001 and 2000, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(14) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2002, 2001 and 2000:

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (456)       160      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................  $ 4,735    $(1,657)  $ 3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................  $   463    $  (162)  $   301
                                                          =======    =======   =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $  (153)  $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)        45       (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027       (360)      667
                                                          -------    -------   -------
Other comprehensive income..............................  $ 1,337    $  (468)  $   869
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account B's Multimanager Divisions:

   We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, Putnam New Value, T.R Price I New America Growth, T.R. Price II Limited-Term Bond, T.R Price I Personal Strategy Balanced, MFS Emerging Growth, MFS Global Equity and Metropolitan Series Russell 2000 Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


St. Louis, Missouri

April 9, 2003

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

                                             Scudder       Scudder      Fidelity      Fidelity      Fidelity      Fidelity
                                          Money Market  International Equity Income    Growth       Index 500    Contrafund
                                          Fund Division Fund Division Fund Division Fund Division Fund Division Fund Division
                                          ------------- ------------- ------------- ------------- ------------- -------------
                                              2002          2002          2002          2002          2002          2002
                                          ------------- ------------- ------------- ------------- ------------- -------------
Net Assets:
   Investments at Market Value
    (See Schedule of Investments)........  $2,225,309     2,491,359     5,955,231     6,090,683    12,502,584     8,844,356
   Receivable from Paragon Life
    Insurance Company....................     104,492         9,328        53,251        36,152        78,469        17,449
                                           ----------     ---------     ---------     ---------    ----------    ----------
      Total Net Assets...................  $2,329,801     2,500,687     6,008,482     6,126,835    12,581,053     8,861,805
                                           ==========     =========     =========     =========    ==========    ==========
Net Assets, representing:
   Equity of Contract Owners.............  $2,329,552     2,500,697     6,008,498     6,126,832    12,581,058     8,861,808
   Equity of Paragon Life Insurance
    Company..............................         249           (10)          (16)            3            (5)           (3)
                                           ----------     ---------     ---------     ---------    ----------    ----------
                                           $2,329,801     2,500,687     6,008,482     6,126,835    12,581,053     8,861,805
                                           ==========     =========     =========     =========    ==========    ==========
Total Units Held.........................   1,888,987       228,754       254,586       175,759       119,903       386,459
Unit Value...............................  $     1.23         10.93         23.60         34.86        104.93         22.93
Cost of Investments......................  $2,225,309     4,357,320     7,186,020     9,405,072    16,004,203    10,552,958

                                                                                                  T.R. Price I
                                                                      T.R. Price I  T.R. Price II   Personal         MFS
                                           Putnam New      Putnam      New America  Limited-Term    Strategy      Emerging
                                          Opportunities   New Value      Growth         Bond        Balanced       Growth
                                          Fund Division Fund Division Fund Division Fund Division Fund Division Fund Division
                                          ------------- ------------- ------------- ------------- ------------- -------------
                                              2002          2002          2002          2002          2002          2002
                                          ------------- ------------- ------------- ------------- ------------- -------------
Net Assets:
   Investments at Market Value
    (See Schedule of Investments)........  $2,772,022        53,377     2,404,919     2,856,968     4,365,845     3,913,186
   Receivable from (Payable to) Paragon
    Life Insurance Company...............     (22,677)        2,599       (26,113)      115,312        80,287         7,888
                                           ----------     ---------     ---------     ---------    ----------    ----------
      Total Net Assets...................  $2,749,345        55,976     2,378,806     2,972,280     4,446,132     3,921,074
                                           ==========     =========     =========     =========    ==========    ==========
Net Assets, representing:
   Equity of Contract Owners.............  $2,749,346        55,977     2,378,808     2,973,425     4,446,137     3,921,076
   Equity of Paragon Life Insurance
    Company..............................          (1)           (1)           (2)       (1,145)           (5)           (2)
                                           ----------     ---------     ---------     ---------    ----------    ----------
                                           $2,749,345        55,976     2,378,806     2,972,280     4,446,132     3,921,074
                                           ==========     =========     =========     =========    ==========    ==========
Total Units Held.........................     178,276         5,124       153,984       456,921       251,143       305,206
Unit Value...............................  $    15.42         10.92         15.45          6.51         17.70         12.85
Cost of Investments......................  $5,103,791        54,678     3,594,983     2,817,301     4,866,449     6,626,013

                                             Putnam        Putnam        Putnam
                                           High Yield      Voyager       Income
                                          Fund Division Fund Division Fund Division
                                          ------------- ------------- -------------
                                              2002          2002          2002
                                          ------------- ------------- -------------
Net Assets:
   Investments at Market Value
    (See Schedule of Investments)........   1,149,907     2,733,492     3,764,834
   Receivable from Paragon Life
    Insurance Company....................       1,853        13,121        26,992
                                            ---------     ---------     ---------
      Total Net Assets...................   1,151,760     2,746,613     3,791,826
                                            =========     =========     =========
Net Assets, representing:
   Equity of Contract Owners.............   1,151,762     2,746,612     3,791,846
   Equity of Paragon Life Insurance
    Company..............................          (2)            1           (20)
                                            ---------     ---------     ---------
                                            1,151,760     2,746,613     3,791,826
                                            =========     =========     =========
Total Units Held.........................      87,947        74,396       210,484
Unit Value...............................       13.10         36.92         18.01
Cost of Investments......................   1,414,018     4,490,741     3,655,254


                                                        Metropolitan
                                           MFS Global      Series
                                             Equity     Russell 2000
                                          Fund Division Fund Division
                                          ------------- -------------
                                              2002          2002
                                          ------------- -------------
Net Assets:
   Investments at Market Value
    (See Schedule of Investments)........      34,234       286,882
   Receivable from (Payable to) Paragon
    Life Insurance Company...............       1,067        25,890
                                            ---------     ---------
      Total Net Assets...................      35,301       312,772
                                            =========     =========
Net Assets, representing:
   Equity of Contract Owners.............      35,302       312,776
   Equity of Paragon Life Insurance
    Company..............................          (1)           (4)
                                            ---------     ---------
                                               35,301       312,772
                                            =========     =========
Total Units Held.........................       4,176        38,104
Unit Value...............................        8.45          8.21
Cost of Investments......................      35,056       291,378

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS


For the Years Ended December 31, 2002, 2001 and 2000, except for the Putnam New Value Fund Division, the MFS Global Equity Fund Division, and the Metropolitan
    Series Russell 2000 Fund Division which are for the period May 1, 2002
                     (inception) through December 31, 2002


                                                     Scudder Money Market                Scudder International
                                                        Fund Division                        Fund Division
                                             -----------------------------------  ----------------------------------
                                                 2002        2001        2000        2002        2001        2000
                                             -----------  ----------  ----------  ----------  ----------  ----------
Investment Income:
  Dividend Income........................... $    28,585      37,886      33,916      21,339      10,925      69,150
Expenses:
  Mortality and Expense Charge..............      14,525       8,130       4,423      18,990      20,090      23,535
                                             -----------  ----------  ----------  ----------  ----------  ----------
   Net Investment Income (Expense)..........      14,060      29,756      29,493       2,349      (9,165)     45,615
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions..........          --          --          --          --     512,126     239,614
  Proceeds from Sales.......................   1,090,872     217,033     402,278     409,495     355,878     286,804
  Cost of Investments Sold..................   1,090,872     217,033     402,278     710,948     504,085     240,626
                                             -----------  ----------  ----------  ----------  ----------  ----------
   Net Realized (Loss) Gain on Investments..          --          --          --    (301,453)    363,919     285,792
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year..          --          --          --  (1,623,543)   (247,746)    837,838
  Unrealized (Loss) Gain End of Year........          --          --          --  (1,865,961) (1,623,543)   (247,746)
                                             -----------  ----------  ----------  ----------  ----------  ----------
  Net Unrealized (Loss) Gain on Investments.          --          --          --    (242,418) (1,375,797) (1,085,584)
                                             -----------  ----------  ----------  ----------  ----------  ----------
   Net (Loss) Gain on Investments...........          --          --          --    (543,871) (1,011,878)   (799,792)
                                             -----------  ----------  ----------  ----------  ----------  ----------
Increase (Decrease) in Net Assets Resulting
 from Operations............................ $    14,060      29,756      29,493    (541,522) (1,021,043)   (754,177)
                                             ===========  ==========  ==========  ==========  ==========  ==========

                                                      Fidelity Index 500                  Fidelity Contrafund
                                                        Fund Division                        Fund Division
                                             -----------------------------------  ----------------------------------
                                                 2002        2001        2000        2001        2001        2000
                                             -----------  ----------  ----------  ----------  ----------  ----------
Investment Income:
  Dividend Income........................... $   145,331     118,606     104,734      64,354      52,951     258,918
Expenses:
  Mortality and Expense Charge..............      92,246      82,423      85,009      63,606      53,412      55,177
                                             -----------  ----------  ----------  ----------  ----------  ----------
   Net Investment Income (Expense)..........      53,085      36,183      19,725         748        (461)    203,741
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions..........          --          --      43,126          --     186,885     610,961
  Proceeds from Sales.......................   2,125,703   1,393,267     986,246   1,209,123     859,411     821,995
  Cost of Investments Sold..................   2,542,094   1,452,391     829,419   1,402,173     979,799     756,627
                                             -----------  ----------  ----------  ----------  ----------  ----------
   Net Realized (Loss) Gain on Investments..    (416,391)    (59,124)    199,953    (193,050)     66,497     676,329
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year..    (661,068)    725,105   2,089,459    (983,762)     47,586   1,469,289
  Unrealized (Loss) Gain End of Year........  (3,501,619)   (661,068)    725,105  (1,708,602)   (983,762)     47,586
                                             -----------  ----------  ----------  ----------  ----------  ----------
  Net Unrealized (Loss) Gain on Investments.  (2,840,551) (1,386,173) (1,364,354)   (724,840) (1,031,348) (1,421,703)
                                             -----------  ----------  ----------  ----------  ----------  ----------
   Net (Loss) Gain on Investments...........  (3,256,942) (1,445,297) (1,164,401)   (917,890)   (964,851)   (745,374)
                                             -----------  ----------  ----------  ----------  ----------  ----------
(Decrease) Increase in Net Assets Resulting
 from Operations............................ $(3,203,857) (1,409,114) (1,144,676)   (917,142)   (965,312)   (541,633)
                                             ===========  ==========  ==========  ==========  ==========  ==========

                                                 Fidelity Equity Income                Fidelity Growth
                                                      Fund Division                     Fund Division
                                             ------------------------------  ----------------------------------
                                                2002       2001      2000       2002        2001        2000
                                             ----------  --------  --------  ----------  ----------  ----------
Investment Income:
  Dividend Income...........................     91,342    57,453    65,541      14,537     400,854     271,570
Expenses:
  Mortality and Expense Charge..............     42,170    28,970    23,962      47,803      45,469      46,612
                                             ----------  --------  --------  ----------  ----------  ----------
   Net Investment Income (Expense)..........     49,172    28,483    41,579     (33,266)    355,385     224,958
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions..........    107,717   161,415   166,107          --       4,264     298,995
  Proceeds from Sales.......................  1,091,041   365,722   657,781   1,257,242     920,711     523,122
  Cost of Investments Sold..................  1,272,798   379,874   666,724   1,784,273   1,122,858     457,605
                                             ----------  --------  --------  ----------  ----------  ----------
   Net Realized (Loss) Gain on Investments..    (74,040)  147,263   157,164    (527,031)   (197,883)    364,512
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year..   (142,805)  206,212   143,849  (1,519,400)   (223,541)  1,163,240
  Unrealized (Loss) Gain End of Year........ (1,230,789) (142,805)  206,212  (3,314,389) (1,519,400)   (223,541)
                                             ----------  --------  --------  ----------  ----------  ----------
  Net Unrealized (Loss) Gain on Investments. (1,087,984) (349,017)   62,363  (1,794,989) (1,295,859) (1,386,781)
                                             ----------  --------  --------  ----------  ----------  ----------
   Net (Loss) Gain on Investments........... (1,162,024) (201,754)  219,527  (2,322,020) (1,493,742) (1,022,269)
                                             ----------  --------  --------  ----------  ----------  ----------
Increase (Decrease) in Net Assets Resulting
 from Operations............................  1,112,852  (173,271)  261,106  (2,355,286) (1,138,357)   (797,311)
                                             ==========  ========  ========  ==========  ==========  ==========

                                                    Putnam High Yield                  Putnam Voyager
                                                      Fund Division                     Fund Division
                                             ------------------------------  ----------------------------------
                                                2002       2001      2000       2002        2001        2000
                                             ----------  --------  --------  ----------  ----------  ----------
Investment Income:
  Dividend Income...........................    124,929    99,691    70,338      23,039      32,517      75,355
Expenses:
  Mortality and Expense Charge..............      7,810     5,743     4,967      21,221      19,535      21,252
                                             ----------  --------  --------  ----------  ----------  ----------
   Net Investment Income (Expense)..........    117,119    93,948    65,371       1,818      12,982      54,103
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions..........         --        --        --          --     537,537     252,674
  Proceeds from Sales.......................    214,489   141,591    66,459     534,760     268,216     260,294
  Cost of Investments Sold..................    276,058   174,616    78,474     841,437     365,732     201,757
                                             ----------  --------  --------  ----------  ----------  ----------
   Net Realized (Loss) Gain on Investments..    (61,569)  (33,025)  (12,015)   (306,677)    440,021     311,211
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year..   (195,486) (157,478)  (39,488) (1,169,823)    (54,543)    839,736
  Unrealized (Loss) Gain End of Year........   (264,111) (195,486) (157,478) (1,757,249) (1,169,823)    (54,543)
                                             ----------  --------  --------  ----------  ----------  ----------
  Net Unrealized (Loss) Gain on Investments.    (68,625)  (38,008) (117,990)   (587,426) (1,115,280)   (894,279)
                                             ----------  --------  --------  ----------  ----------  ----------
   Net (Loss) Gain on Investments...........   (130,194)  (71,033) (130,005)   (894,103)   (675,259)   (583,068)
                                             ----------  --------  --------  ----------  ----------  ----------
(Decrease) Increase in Net Assets Resulting
 from Operations............................    (13,075)   22,915   (64,634)   (892,285)   (662,277)   (528,965)
                                             ==========  ========  ========  ==========  ==========  ==========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

For the Years Ended December 31, 2002, 2001 and 2000, except for the Putnam New Value Fund Division, the MFS Global Equity Fund Division, and the Metropolitan
    Series Russell 2000 Fund Division which are for the period May 1, 2002
                     (inception) through December 31, 2002



                                                     Putnam                           Putnam                     Putnam
                                                     Income                      New Opportunities              New Value
                                                  Fund Division                    Fund Division              Fund Division
                                          ----------------------------  ----------------------------------  -----------------
                                             2002      2001      2000      2002        2001        2000      2002   2001 2000
                                          ---------  --------  -------  ----------  ----------  ----------  ------  ---- ----
Investment Income:
  Dividend Income........................ $ 136,461   116,493   90,490          --          --      34,441      --   --   --
Expenses:
  Mortality and Expense Charge...........    22,385    13,882   11,191      21,529      22,449      29,431     142   --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
   Net Investment Income (Expense).......   114,076   102,611   79,299     (21,529)    (22,449)      5,010    (142)
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.......        --        --       --          --     533,330     235,219      --   --   --
  Proceeds from Sales....................   558,363   116,761  254,191     510,915     516,708     153,710   8,231   --   --
  Cost of Investments Sold...............   554,665   118,216  263,558     897,153     722,032     113,832   8,669   --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
      Net Realized Gain (Loss) on
       Investments.......................     3,698    (1,455)  (9,367)   (386,238)    328,006     275,097    (438)  --   --
Net Unrealized Gain (Loss) on
 Investments:
  Unrealized Gain (Loss) Beginning of
   Year..................................     9,769    (3,846) (35,549) (1,665,546)   (272,097)  1,292,978      --   --   --
  Unrealized Gain (Loss) End of Year.....   109,580     9,769   (3,846) (2,331,769) (1,665,546)   (272,097) (1,301)  --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
  Net Unrealized Gain (Loss) on
   Investments...........................    99,811    13,615   31,703    (666,223) (1,393,449) (1,565,075) (1,301)  --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
      Net Gain (Loss) on Investments.....   103,509    12,160   22,336  (1,052,461) (1,065,443) (1,289,978) (1,739)  --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
Increase (Decrease) in Net Assets
 Resulting from Operations............... $ 217,585   114,771  101,635  (1,073,990) (1,087,892) (1,284,968) (1,881)  --   --
                                          =========  ========  =======  ==========  ==========  ==========  ======   ==   ==
                                                  T.R. Price I                          MFS                        MFS
                                           Personal Strategy Balanced             Emerging Growth             Global Equity
                                                  Fund Division                    Fund Division              Fund Division
                                          ----------------------------  ----------------------------------  -----------------
                                             2002      2001      2000      2002        2001        2000      2002   2001 2000
                                          ---------  --------  -------  ----------  ----------  ----------  ------  ---- ----
Investment Income:
  Dividend Income........................   103,655    82,821   71,907          --          --     188,352     146   --   --
Expenses:
  Mortality and Expense Charge...........    29,066    19,543   17,862      31,498      35,205      48,658      85   --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
   Net Investment Income (Expense).......    74,589    63,278   54,045     (31,498)    (35,205)    139,694      61
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.......        --        --  118,809          --     307,206     141,821      --   --   --
  Proceeds from Sales....................   624,079   323,589  550,746     743,571     630,582     484,045  11,889   --   --
  Cost of Investments Sold...............   685,588   344,054  550,110   1,146,046     763,591     324,727  12,358   --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
      Net Realized Gain (Loss) on
       Investments.......................   (61,509)  (20,465) 119,445    (402,475)    174,197     301,139    (469)  --   --
Net Unrealized Gain (Loss) on
 Investments:
  Unrealized Gain (Loss) Beginning of
   Year..................................  (142,588)  (43,803)  26,162  (1,345,633)    845,348   2,726,497      --   --   --
  Unrealized Gain (Loss) End of Year.....  (500,604) (142,588) (43,803) (2,712,827) (1,345,633)    845,348    (822)  --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
  Net Unrealized Gain (Loss) on
   Investments...........................  (358,016)  (98,785) (69,965) (1,367,194) (2,190,981) (1,881,149)   (822)  --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
      Net Gain (Loss) on Investments.....  (419,525) (119,250)  49,480  (1,769,669) (2,016,784) (1,580,010) (1,291)  --   --
                                          ---------  --------  -------  ----------  ----------  ----------  ------   --   --
(Decrease) Increase in Net Assets
 Resulting from Operations...............  (344,936)  (55,972) 103,525  (1,801,167) (2,051,989) (1,440,316) (1,230)  --   --
                                          =========  ========  =======  ==========  ==========  ==========  ======   ==   ==


                                                   T.R. Price I                 T.R. Price II
                                                New America Growth            Limited-Term Bond
                                                   Fund Division                Fund Division
                                          ------------------------------   -----------------------
                                             2002        2001      2000      2002    2001    2000
                                          ----------   --------  --------  -------- ------ -------
Investment Income:
  Dividend Income........................         --         --        --  $110,650 58,999  36,418
Expenses:
  Mortality and Expense Charge...........     18,242     18,127    19,572    17,141  8,982   4,768
                                          ----------   --------  --------  -------- ------ -------
   Net Investment Income (Expense).......    (18,242)   (18,127)  (19,572)   93,509 50,017  31,650
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.......         --     45,313   273,395        --     --      --
  Proceeds from Sales....................    408,098    237,899   240,287   757,873 78,501  66,172
  Cost of Investments Sold...............    569,305    293,098   221,185   751,411 76,508  67,550
                                          ----------   --------  --------  -------- ------ -------
      Net Realized Gain (Loss) on
       Investments.......................   (161,207)    (9,886)  292,497     6,462  1,993  (1,378)
Net Unrealized Gain (Loss) on
 Investments:
  Unrealized Gain (Loss) Beginning of
   Year..................................   (532,378)  (248,083)  322,806    28,332  8,093 (13,451)
  Unrealized Gain (Loss) End of Year..... (1,190,064)  (532,378) (248,083)   39,667 28,332   8,093
                                          ----------   --------  --------  -------- ------ -------
  Net Unrealized Gain (Loss) on
   Investments...........................   (657,686)  (284,295) (570,889)   11,335 20,239  21,544
                                          ----------   --------  --------  -------- ------ -------
      Net Gain (Loss) on Investments.....   (818,893)  (294,181) (278,392)   17,797 22,232  20,166
                                          ----------   --------  --------  -------- ------ -------
Increase (Decrease) in Net Assets
 Resulting from Operations...............   (837,135)  (312,308) (297,964) $111,306 72,249  51,816
                                          ==========   ========  ========  ======== ====== =======

                                          Metropolitan Series Russell 2000
                                                   Fund Division
                                          ------------------------------
                                             2002        2001      2000
                                          ----------   --------  --------
Investment Income:
  Dividend Income........................         --         --        --
Expenses:
  Mortality and Expense Charge...........        800         --        --
                                          ----------   --------  --------
   Net Investment Income (Expense).......       (800)
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.......         --         --        --
  Proceeds from Sales....................     76,057         --        --
  Cost of Investments Sold...............     77,914         --        --
                                          ----------   --------  --------
      Net Realized Gain (Loss) on
       Investments.......................     (1,857)        --        --
Net Unrealized Gain (Loss) on
 Investments:
  Unrealized Gain (Loss) Beginning of
   Year..................................         --         --        --
  Unrealized Gain (Loss) End of Year.....     (4,496)        --        --
                                          ----------   --------  --------
  Net Unrealized Gain (Loss) on
   Investments...........................     (4,496)        --        --
                                          ----------   --------  --------
      Net Gain (Loss) on Investments.....     (6,353)        --        --
                                          ----------   --------  --------
(Decrease) Increase in Net Assets
 Resulting from Operations...............     (7,153)        --        --
                                          ==========   ========  ========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS


For the Years Ended December 31, 2002, 2001 and 2000, except for the Putnam New Value Fund Division, the MFS Global Equity Fund Division, and the Metropolitan
    Series Russell 2000 Fund Division which are for the period May 1, 2002
                     (inception) through December 31, 2002


                                               Scudder Money Market               Scudder International
                                                  Fund Division                       Fund Division
                                       -----------------------------------  ---------------------------------
                                           2002        2001        2000        2002       2001        2000
                                       -----------  ----------  ----------  ---------  ----------  ----------
Operations:
  Net Investment Income (Expense)..... $    14,060      29,756      29,493      2,349      (9,165)     45,615
  Net Realized (Loss) Gain on
   Investments........................          --          --          --   (301,453)    363,919     285,792
  Net Unrealized (Loss) Gain on
   Investments........................          --          --          --   (242,418) (1,375,797) (1,085,584)
                                       -----------  ----------  ----------  ---------  ----------  ----------
  Increase (Decrease) in Net Assets
   Resulting from Operations..........      14,060      29,756      29,493   (541,522) (1,021,043)   (754,177)
  Net Deposits into the Separate
   Account............................     726,028     925,084      63,400    418,508     548,859     871,186
                                       -----------  ----------  ----------  ---------  ----------  ----------
   Increase (Decrease) in Net Assets..     740,088     954,840      92,893   (123,014)   (472,184)    117,009
Net Assets, Beginning of Year.........   1,589,713     634,873     541,980  2,623,701   3,095,885   2,978,876
                                       -----------  ----------  ----------  ---------  ----------  ----------
Net Assets, End of Year............... $ 2,329,801   1,589,713     634,873  2,500,687   2,623,701   3,095,885
                                       ===========  ==========  ==========  =========  ==========  ==========

                                                Fidelity Index 500                 Fidelity Contrafund
                                                  Fund Division                       Fund Division
                                       -----------------------------------  ---------------------------------
                                           2002        2001        2000        2002       2001        2000
                                       -----------  ----------  ----------  ---------  ----------  ----------
Operations:
  Net Investment Income (Expense)..... $    53,085      36,183      19,725        748        (461)    203,741
  Net Realized (Loss) Gain on
   Investments........................    (416,391)    (59,124)    199,953   (193,050)     66,497     676,329
  Net Unrealized (Loss) Gain on
   Investments........................  (2,840,551) (1,386,173) (1,364,354)  (724,840) (1,031,348) (1,421,703)
                                       -----------  ----------  ----------  ---------  ----------  ----------
  (Decrease) Increase in Net Assets
   Resulting from Operations..........  (3,203,857) (1,409,114) (1,144,676)  (917,142)   (965,312)   (541,633)
  Net Deposits into the Separate
   Account............................   3,305,866   2,884,020   2,190,078  1,805,991   1,594,629   1,219,230
                                       -----------  ----------  ----------  ---------  ----------  ----------
   Increase (Decrease) in Net Assets..     102,009   1,474,906   1,045,402    888,849     629,317     677,597
Net Assets, Beginning of Year.........  12,479,044  11,004,138   9,958,736  7,972,956   7,343,639   6,666,042
                                       -----------  ----------  ----------  ---------  ----------  ----------
Net Assets, End of Year............... $12,581,053  12,479,044  11,004,138  8,861,805   7,972,956   7,343,639
                                       ===========  ==========  ==========  =========  ==========  ==========

                                            Fidelity Equity Income                 Fidelity Growth
                                                 Fund Division                      Fund Division
                                       --------------------------------  ----------------------------------
                                          2002        2001       2000       2002        2001        2000
                                       ----------  ---------  ---------  ----------  ----------  ----------
Operations:
  Net Investment Income (Expense).....     49,172     28,483     41,579     (33,266)    355,385     224,958
  Net Realized (Loss) Gain on
   Investments........................    (74,040)   147,263    157,164    (527,031)   (197,883)    364,512
  Net Unrealized (Loss) Gain on
   Investments........................ (1,087,984)  (349,017)    62,363  (1,794,989) (1,295,859) (1,386,781)
                                       ----------  ---------  ---------  ----------  ----------  ----------
  Increase (Decrease) in Net Assets
   Resulting from Operations..........  1,112,852   (173,271)   261,106  (2,355,286) (1,138,357)   (797,311)
  Net Deposits into the Separate
   Account............................  2,105,711  1,781,262    339,544   1,596,879   1,902,872   1,970,776
                                       ----------  ---------  ---------  ----------  ----------  ----------
   Increase (Decrease) in Net Assets..    992,859  1,607,991    600,650    (758,407)    764,515   1,173,465
Net Assets, Beginning of Year.........  5,015,623  3,407,632  2,806,982   6,885,242   6,120,727   4,947,262
                                       ----------  ---------  ---------  ----------  ----------  ----------
Net Assets, End of Year...............  6,008,482  5,015,623  3,407,632   6,126,835   6,885,242   6,120,727
                                       ==========  =========  =========  ==========  ==========  ==========

                                               Putnam High Yield                   Putnam Voyager
                                                 Fund Division                      Fund Division
                                       --------------------------------  ----------------------------------
                                          2002        2001       2000       2002        2001        2000
                                       ----------  ---------  ---------  ----------  ----------  ----------
Operations:
  Net Investment Income (Expense).....    117,119     93,948     65,371       1,818      12,982      54,103
  Net Realized (Loss) Gain on
   Investments........................    (61,569)   (33,025)   (12,015)   (306,677)    440,021     311,211
  Net Unrealized (Loss) Gain on
   Investments........................    (68,625)   (38,008)  (117,990)   (587,426) (1,115,280)   (894,279)
                                       ----------  ---------  ---------  ----------  ----------  ----------
  (Decrease) Increase in Net Assets
   Resulting from Operations..........    (13,075)    22,915    (64,634)   (892,285)   (662,277)   (528,965)
  Net Deposits into the Separate
   Account............................    227,192    226,745    208,428     706,627     904,314     840,729
                                       ----------  ---------  ---------  ----------  ----------  ----------
   Increase (Decrease) in Net Assets..    214,117    249,660    143,794    (185,658)    242,037     311,764
Net Assets, Beginning of Year.........    937,643    687,983    544,189   2,932,271   2,690,234   2,378,470
                                       ----------  ---------  ---------  ----------  ----------  ----------
Net Assets, End of Year...............  1,151,760    937,643    687,983   2,746,613   2,932,271   2,690,234
                                       ==========  =========  =========  ==========  ==========  ==========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

For the Years Ended December 31, 2002, 2001 and 2000, except for the Putnam New Value Fund Division, the MFS Global Equity Fund Division, and the Metropolitan
    Series Russell 2000 Fund Division which are for the period May 1, 2002
                     (inception) through December 31, 2002


                                                 Putnam Income                Putnam New Opportunities
                                                 Fund Division                      Fund Division
                                        -------------------------------  ----------------------------------
                                           2002       2001       2000       2002        2001        2000
                                        ---------- ---------  ---------  ----------  ----------  ----------
Operations:
 Net Investment Income (Expense)....... $  114,076   102,611     79,299     (21,529)    (22,449)      5,010
 Net Realized Gain (Loss) on
  Investments..........................      3,698    (1,455)    (9,367)   (386,238)    328,006     275,097
 Net Unrealized Gain (Loss) on
  Investments..........................     99,811    13,615     31,703    (666,223) (1,393,449) (1,565,075)
                                        ---------- ---------  ---------  ----------  ----------  ----------
 Increase (Decrease) in Net Assets
  Resulting from Operations............    217,585   114,771    101,635  (1,073,990) (1,087,892) (1,284,968)
 Net Deposits into the Separate Account  1,351,621   512,793    117,284     616,726     829,398   1,770,454
                                        ---------- ---------  ---------  ----------  ----------  ----------
   Increase (Decrease) in Net Assets...  1,569,206   627,564    218,919    (457,264)   (258,494)    485,486
Net Assets, Beginning of Year..........  2,222,620 1,595,056  1,376,137   3,206,609   3,465,103   2,979,617
                                        ---------- ---------  ---------  ----------  ----------  ----------
Net Assets, End of Year................ $3,791,826 2,222,620  1,595,056   2,749,345   3,206,609   3,465,103
                                        ========== =========  =========  ==========  ==========  ==========

                                                 T.R. Price II                  T.R. Price I Personal
                                               Limited-Term Bond                  Strategy Balanced
                                                 Fund Division                      Fund Division
                                        -------------------------------  ----------------------------------
                                           2002       2001       2000       2002        2001        2000
                                        ---------- ---------  ---------  ----------  ----------  ----------
Operations:
 Net Investment Income (Expense)....... $   93,509    50,017     31,650      74,589      63,278      54,045
 Net Realized Gain (Loss) on
  Investments..........................      6,462     1,993     (1,378)    (61,509)    (20,465)    119,445
 Net Unrealized Gain (Loss) on
  Investments..........................     11,335    20,239     21,544    (358,016)    (98,785)    (69,965)
                                        ---------- ---------  ---------  ----------  ----------  ----------
 Increase (Decrease) in Net Assets
  Resulting from Operations............    111,306    72,249     51,816    (344,936)    (55,972)    103,525
 Net Deposits into the Separate Account  1,369,601   686,573    150,466   1,422,210     937,679     218,340
                                        ---------- ---------  ---------  ----------  ----------  ----------
   Increase (Decrease) in Net Assets...  1,480,907   758,822    202,282   1,077,274     881,707     321,865
Net Assets, Beginning of Year..........  1,491,373   732,551    530,269   3,368,858   2,487,151   2,165,286
                                        ---------- ---------  ---------  ----------  ----------  ----------
Net Assets, End of Year................ $2,972,280 1,491,373    732,551   4,446,132   3,368,858   2,487,151
                                        ========== =========  =========  ==========  ==========  ==========

                                                 Putnam New Value               T.R. Price I New America
                                                   Fund Division                  Growth Fund Division
                                        ----------------------------------  -------------------------------
                                           2002        2001        2000        2002       2001       2000
                                        ----------  ----------  ----------  ---------  ---------  ---------
Operations:
 Net Investment Income (Expense).......       (142)     --          --        (18,242)   (18,127)   (19,572)
 Net Realized Gain (Loss) on
  Investments..........................       (438)     --          --       (161,207)    (9,886)   292,497
 Net Unrealized Gain (Loss) on
  Investments..........................     (1,301)     --          --       (657,686)  (284,295)  (570,889)
                                        ----------  ----------  ----------  ---------  ---------  ---------
 Increase (Decrease) in Net Assets
  Resulting from Operations............     (1,881)     --          --       (837,135)  (312,308)  (297,964)
 Net Deposits into the Separate Account     57,857      --          --        526,262    521,538    408,229
                                        ----------  ----------  ----------  ---------  ---------  ---------
   Increase (Decrease) in Net Assets...     55,976      --          --       (310,873)   209,230    110,265
Net Assets, Beginning of Year..........         --      --          --      2,689,679  2,480,449  2,370,184
                                        ----------  ----------  ----------  ---------  ---------  ---------
Net Assets, End of Year................     55,976      --          --      2,378,806  2,689,679  2,480,449
                                        ==========  ==========  ==========  =========  =========  =========

                                                   MFS Emerging                        MFS Global            Metropolitan Series
                                                      Growth                             Equity                 Russell 2000
                                                   Fund Division                     Fund Division             Fund Division
                                        ----------------------------------  -------------------------------  ------------------
                                           2002        2001        2000        2002       2001       2000      2002    2001 2000
                                        ----------  ----------  ----------  ---------  ---------  ---------  -------   ---- ----
Operations:
 Net Investment Income (Expense).......    (31,498)    (35,205)    139,694         61      --         --        (800)   --   --
 Net Realized Gain (Loss) on
  Investments..........................   (402,475)    174,197     301,139       (469)     --         --      (1,857)   --   --
 Net Unrealized Gain (Loss) on
  Investments.......................... (1,367,194) (2,190,981) (1,881,149)      (822)     --         --      (4,496)   --   --
                                        ----------  ----------  ----------  ---------  ---------  ---------  -------    --   --
 Increase (Decrease) in Net Assets
  Resulting from Operations............ (1,801,167) (2,051,989) (1,440,316)    (1,230)     --         --      (7,153)   --   --
 Net Deposits into the Separate Account    819,147   1,079,948   1,545,250     36,531      --         --     319,925    --   --
                                        ----------  ----------  ----------  ---------  ---------  ---------  -------    --   --
   Increase (Decrease) in Net Assets...   (982,020)   (972,041)    104,934     35,301      --         --     312,772    --   --
Net Assets, Beginning of Year..........  4,903,094   5,875,135   5,770,201         --      --         --          --    --   --
                                        ----------  ----------  ----------  ---------  ---------  ---------  -------    --   --
Net Assets, End of Year................  3,921,074   4,903,094   5,875,135     35,301      --         --     312,772    --   --
                                        ==========  ==========  ==========  =========  =========  =========  =======    ==   ==

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 2002

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1993. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into seventeen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity), Putnam Variable Trust (Putnam), T.R. Price Equity Series, Inc. (T.R. Price I), T.R. Price Fixed Income Series, Inc. (T.R. Price II), MFS Variable Insurance Trust (MFS) and Metropolitan Series Fund, Inc., open-end, diversified management investment companies. These funds are the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, Putnam New Value, T.R. Price I New America Growth, T.R. Price II Limited-Term Bond, T.R. Price I Personal Strategy Balanced, MFS Emerging Growth, MFS Global Equity and Metropolitan Series Russell 2000. Policyholders have the option of directing their premium payments into any or all of the Divisions. The Division options included herein commenced operations on February 26, 1997.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge


   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to up to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.


  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Divisions of the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales


   For the years ended December 31, 2002, 2001 and 2000, except for the Putnam New Value Fund Division, MFS Global Equity Fund Division, and the Metropolitan Series Russell 2000 Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002, purchases and proceeds from the sales of the Scudder Variable Life Investment Fund, Fidelity Variable Insurance Products Fund, Putnam Variable Trust, T.R. Price Equity Series, Inc., T.R. Price Fixed Income Series, Inc., MFS Variable Insurance Trust and Metropolitan Series Fund, Inc. were as follows:


                     Scudder                      Scudder                    Fidelity                      Fidelity
                   Money Market                International               Equity Income                    Growth
                  Fund Division                Fund Division               Fund Division                 Fund Division
          ------------------------------ ------------------------- ----------------------------- -----------------------------
             2002      2001      2000     2002    2001     2000      2002      2001      2000      2002      2001      2000
          ---------- --------- --------- ------- ------- --------- --------- --------- --------- --------- --------- ---------
Purchases $1,716,499 1,118,022   458,875 807,364 882,789 1,128,584 3,161,811 2,053,671   975,633 2,833,722 2,724,646 2,436,964
Sales.... $1,090,872   217,033   402,278 409,495 355,878   286,804 1,091,041   365,722   657,781 1,257,242   920,711   523,122

                    Fidelity
                    Index 500
                  Fund Division
          -----------------------------
            2002      2001      2000
          --------- --------- ---------
Purchases 5,326,253 4,128,509 3,090,132
Sales.... 2,125,703 1,393,267   986,246

                     Fidelity                     Putnam                      Putnam                        Putnam
                    Contrafund                  High Yield                    Voyager                       Income
                  Fund Division                Fund Division               Fund Division                 Fund Division
          ------------------------------ ------------------------- ----------------------------- -----------------------------
             2002      2001      2000     2002    2001     2000      2002      2001      2000      2002      2001      2000
          ---------- --------- --------- ------- ------- --------- --------- --------- --------- --------- --------- ---------
Purchases $2,962,703 2,381,318 1,978,520 437,386 358,706   268,165 1,214,507 1,150,350 1,074,676 1,871,345   603,053   362,167
Sales.... $1,209,123   859,411   821,995 214,489 141,591    66,459   534,760   268,216   260,294   558,363   116,761   254,191

                     Putnam
                New Opportunities
                  Fund Division
          -----------------------------
            2002      2001      2000
          --------- --------- ---------
Purchases 1,140,439 1,306,101 1,900,069
Sales....   510,915   516,708   153,710

                     Putnam                  T.R. Price I                T.R. Price II                 T.R. Price I
                   New Value              New America Growth           Limited-Term Bond        Personal Strategy Balanced
                 Fund Division               Fund Division               Fund Division                 Fund Division
          ---------------------------- ------------------------- ----------------------------- -----------------------------
             2002      2001     2000    2002    2001     2000      2002      2001      2000      2002      2001      2000
          ---------- -------- -------- ------- ------- --------- --------- --------- --------- --------- --------- ---------
Purchases $   63,348       --       -- 946,532 735,103   629,489 2,012,690   740,041   210,090 1,961,091 1,217,546   750,370
Sales.... $    8,231       --       -- 408,098 237,899   240,287   757,873    78,501    66,172   624,079   323,589   550,746

                       MFS
                 Emerging Growth
                  Fund Division
          -----------------------------
            2002      2001      2000
          --------- --------- ---------
Purchases 1,542,750 1,655,184 1,980,222
Sales....   743,571   630,582   484,045

                      MFS                Metropolitan Series
                 Global Equity              Russell 2000
                 Fund Division              Fund Division
          ---------------------------- -----------------------
             2002      2001     2000    2002    2001    2000
          ---------- -------- -------- ------- ------ --------
Purchases $   47,267       --       -- 369,293     --       --
Sales.... $   11,889       --       --  76,057     --       --

     The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity


   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000, except for the Putnam New Value Fund Division, MFS Global Equity Fund Division, and the Metropolitan Series Russell 2000 Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.


                                    Scudder Money Market      Scudder International  Fidelity Equity Income
                                        Fund Division             Fund Division           Fund Division
                                 --------------------------- ----------------------- -----------------------
                                   2002      2001     2000    2002    2001    2000    2002    2001    2000
                                 --------- --------- ------- ------- ------- ------- ------- ------- -------
Net Increase (Decrease) in Units
   Deposits..................... 1,944,109   945,043 401,186  79,422  56,977  51,566 145,938  78,018  36,030
   Withdrawals.................. 1,353,276   181,469 347,538  45,135  19,983  11,693  66,539  15,091  23,240
                                 --------- --------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units...........   590,833   763,574  53,648  34,287  36,994  39,873  79,399  62,927  12,790
Outstanding Units, Beginning of
 Year........................... 1,298,154   534,580 480,932 194,467 157,473 117,600 175,187 112,260  99,470
                                 --------- --------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End of Year.. 1,888,987 1,298,154 534,580 228,754 194,467 157,473 254,586 175,187 112,260
                                 ========= ========= ======= ======= ======= ======= ======= ======= =======


                                     Fidelity Contrafund        Putnam High Yield        Putnam Voyager
                                        Fund Division             Fund Division           Fund Division
                                 --------------------------- ----------------------- -----------------------
                                   2002      2001     2000    2002    2001    2000    2002    2001    2000
                                 --------- --------- ------- ------- ------- ------- ------- ------- -------
Net Increase (Decrease) in Units
   Deposits.....................   147,419    97,434  65,888  38,414  29,618  19,903  34,528  23,621  14,271
   Withdrawals..................    73,803    35,541  25,970  21,148  12,407   4,847  18,203   6,668   3,300
                                 --------- --------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units...........    73,616    61,893  39,918  17,266  17,211  15,056  16,325  16,953  10,971
Outstanding Units, Beginning of
 Year...........................   312,843   250,950 211,032  70,681  53,470  38,414  58,071  41,118  30,147
                                 --------- --------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End of Year..   386,459   312,843 250,950  87,947  70,681  53,470  74,396  58,071  41,118
                                 ========= ========= ======= ======= ======= ======= ======= ======= =======

                                     Fidelity Growth       Fidelity Index 500
                                      Fund Division           Fund Division
                                 ----------------------- -----------------------
                                  2002    2001    2000    2002    2001    2000
                                 ------- ------- ------- ------- ------- -------
Net Increase (Decrease) in Units
   Deposits.....................  84,740  56,717  35,802  54,890  32,320  18,842
   Withdrawals..................  46,005  19,226   7,320  26,768  11,146   5,730
                                 ------- ------- ------- ------- ------- -------
Net Increase in Units...........  38,735  37,491  28,482  28,122  21,174  13,112
Outstanding Units, Beginning of
 Year........................... 137,024  99,533  71,051  91,781  70,607  57,495
                                 ------- ------- ------- ------- ------- -------
Outstanding Units, End of Year.. 175,759 137,024  99,533 119,903  91,781  70,607
                                 ======= ======= ======= ======= ======= =======

                                                               Putnam New
                                      Putnam Income           Opportunities
                                      Fund Division           Fund Division
                                 ----------------------- -----------------------
                                  2002    2001    2000    2002    2001    2000
                                 ------- ------- ------- ------- ------- -------
Net Increase (Decrease) in Units
   Deposits..................... 126,906  39,870  24,636  75,468  58,254  43,499
   Withdrawals..................  48,791   8,888  17,102  41,048  22,414   3,583
                                 ------- ------- ------- ------- ------- -------
Net Increase in Units...........  78,115  30,982   7,534  34,420  35,840  39,916
Outstanding Units, Beginning of
 Year........................... 132,369 101,387  93,853 143,856 108,016  68,100
                                 ------- ------- ------- ------- ------- -------
Outstanding Units, End of Year.. 210,484 132,369 101,387 178,276 143,856 108,016
                                 ======= ======= ======= ======= ======= =======

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity--(Continued)


   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000, except for the Putnam New Value Fund Division, MFS Global Equity Fund Division, and the Metropolitan Series Russell 2000 Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.


                                                               T.R. Price I New         T.R. Price II
                                           Putnam New Value     America Growth        Limited-Term Bond
                                            Fund Division       Fund Division           Fund Division
                                           ---------------  ---------------------- -----------------------
                                           2002   2001 2000  2002    2001    2000   2002    2001    2000
                                           -----  ---- ---- ------- ------- ------ ------- ------- -------
Net Increase (Decrease) in Units
   Deposits............................... 7,428   --   --   61,970  36,623 24,507 388,339 132,900  38,970
   Withdrawals............................ 2,304   --   --   33,719  10,718  9,303 170,660  18,452  12,029
                                           -----   --   --  ------- ------- ------ ------- ------- -------
Net Increase in Units..................... 5,124   --   --   28,251  25,905 15,204 217,679 114,448  26,941
Outstanding Units, Beginning of Year......    --   --   --  125,733  99,828 84,624 239,242 124,794  97,853
                                           -----   --   --  ------- ------- ------ ------- ------- -------
Outstanding Units, End of Year............ 5,124   --   --  153,984 125,733 99,828 456,921 239,242 124,794
                                           =====   ==   ==  ======= ======= ====== ======= ======= =======

                                                                 Metropolitan
                                           MFS Global Equity  Series Russell 2000
                                            Fund Division       Fund Division
                                           ---------------  ----------------------
                                           2002   2001 2000  2002    2001    2000
                                           -----  ---- ---- ------- ------- ------
Net Increase (Decrease) in Units
   Deposits............................... 6,211   --   --   61,378      --     --
   Withdrawals............................ 2,035   --   --   23,274      --     --
                                           -----   --   --  ------- ------- ------
Net Increase in Units..................... 4,176   --   --   38,104      --     --
Outstanding Units, Beginning of Year......    --   --   --       --      --     --
                                           -----   --   --  ------- ------- ------
Outstanding Units, End of Year............ 4,176   --   --   38,104      --     --
                                           =====   ==   ==  ======= ======= ======

                                            T.R. Price I Personal
                                              Strategy Balanced      MFS Emerging Growth
                                                Fund Division           Fund Division
                                           ----------------------- -----------------------
                                            2002    2001    2000    2002    2001    2000
                                           ------- ------- ------- ------- ------- -------
Net Increase (Decrease) in Units
   Deposits............................... 127,228  65,145  39,784 123,394  84,229  55,765
   Withdrawals............................  52,066  13,277  28,662  69,104  31,671  12,728
                                           ------- ------- ------- ------- ------- -------
Net Increase in Units.....................  75,162  51,868  11,122  54,290  52,558  43,037
Outstanding Units, Beginning of Year...... 175,981 124,113 112,991 250,916 198,358 155,321
                                           ------- ------- ------- ------- ------- -------
Outstanding Units, End of Year............ 251,143 175,981 124,113 305,206 250,916 198,358
                                           ======= ======= ======= ======= ======= =======







Net Increase (Decrease) in Units
   Deposits...............................
   Withdrawals............................

Net Increase in Units.....................
Outstanding Units, Beginning of Year......

Outstanding Units, End of Year............


                          PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2002

                                                          Number of
                                                           Shares   Market Value    Cost
                                                          --------- ------------ -----------
Scudder Variable Life Investment Fund:
   Scudder Money Market Fund Division.................... 2,225,309 $ 2,225,309  $ 2,225,309
   Scudder International Fund Division...................   382,110   2,491,359    4,357,320
Fidelity Variable Insurance Products Fund:
   Fidelity Equity Income Fund Division..................   327,931   5,955,231    7,186,020
   Fidelity Growth Fund Division.........................   259,841   6,090,683    9,405,072
   Fidelity Index 500 Fund Division......................   125,126  12,502,584   16,004,203
   Fidelity Contrafund Fund Division.....................   488,638   8,844,356   10,552,958
Putnam Variable Trust:
   Putnam High Yield Fund Division.......................   162,646   1,149,907    1,414,018
   Putnam Voyager Fund Division..........................   130,166   2,733,492    4,490,741
   Putnam Income Fund Division...........................   290,721   3,764,834    3,655,254
   Putnam New Opportunities Fund Division................   238,556   2,772,022    5,103,791
   Putnam New Value Fund Division........................     4,861      53,377       54,678
T.R. Price Equity Series, Inc.:
   T.R. Price I New America Growth Fund Division.........   185,136   2,404,919    3,594,983
   T.R. Price I Personal Strategy Balanced Fund Division.   330,245   4,365,845    4,866,449
T.R. Price Fixed Income Series, Inc.:
   T.R. Price II Limited-Term Bond Fund Division.........   562,395   2,856,968    2,817,301
MFS Variable Insurance Trust:
   MFS Emerging Growth Fund Division.....................   328,563   3,913,186    6,626,013
   MFS Global Equity Fund Division.......................     4,028      34,234       35,056
Metropolitan Series Fund, Inc.
   Metropolitan Series Russell 2000 Fund Division........    34,774     286,882      291,378



                See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS


                                              As of December 31, 2002      For the Year Ended December 31, 2002
                                         --------------------------------- ------------------------------------
                                                                           Investment
                                         Total Units Unit Fair               Income      Expense      Total
                                            Held       Value   Net Assets    Ratio*      Ratio**    Return***
                                         ----------- --------- ----------- ----------    -------    ---------
Scudder Variable Life Investment Fund:
   Scudder Money Market Fund Division...  1,888,987   $  1.23  $ 2,329,801    1.47%       0.75%        0.82%
   Scudder International Fund Division..    228,754     10.93    2,500,687    0.84%       0.75%     (18.98)%
Fidelity Variable Insurance Products
  Fund:
   Fidelity Equity Income Fund Division.    254,586     23.60    6,008,482    1.62%       0.75%     (17.57)%
   Fidelity Growth Fund Division........    175,759     34.86    6,126,835    0.23%       0.75%     (30.63)%
   Fidelity Index 500 Fund Division.....    119,903    104.93   12,581,053    1.18%       0.75%     (22.83)%
   Fidelity Contrafund Fund Division....    386,459     22.93    8,861,805    0.76%       0.75%     (10.04)%
Putnam Variable Trust:
   Putnam High Yield Fund Division......     87,947     13.10    1,151,760   12.00%       0.75%      (1.28)%
   Putnam Voyager Fund Division.........     74,396     36.92    2,746,613    0.81%       0.75%     (26.89)%
   Putnam Income Fund Division..........    210,484     18.01    3,791,826    4.57%       0.75%        7.27%
   Putnam New Opportunities Fund
     Division...........................    178,276     15.42    2,749,345       --       0.75%     (30.82)%
   Putnam New Value Fund Division.......      5,124     10.92       55,976       --       0.75%     (16.32)%
T.R. Price Equity Series, Inc.:
   T.R. Price I New America Growth
     Fund Division......................    153,984     15.45    2,378,806       --       0.75%     (27.77)%
   T.R. Price I Personal Strategy
     Balanced Fund Division.............    251,143     17.70    4,446,132    2.67%       0.75%      (7.52)%
T.R. Price Fixed Income Series, Inc.:
   T.R. Price II Limited-Term Bond
     Fund Division......................    456,921      6.51    2,972,280    4.84%       0.75%        4.66%
MFS Variable Insurance Trust:
   MFS Emerging Growth Fund Division....    305,206     12.85    3,921,074       --       0.75%     (34.24)%
   MFS Global Equity Fund Division......      4,176      8.45       35,301    0.77%       0.75%     (13.62)%
Metropolitan Series Fund, Inc.:
   Metropolitan Series Russell 2000
     Fund Division......................     38,104      8.21      312,772       --       0.75%     (24.61)%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.
 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                           As of December 31, 2001      For the Year Ended December 31, 2001
                                      --------------------------------- ------------------------------------
                                                                        Investment
                                      Total Units Unit Fair               Income      Expense      Total
                                         Held       Value   Net Assets    Ratio*      Ratio**    Return***
                                      ----------- --------- ----------- ----------    -------    ---------
Scudder Variable Life Investment
  Fund:
   Scudder Money Market Fund
     Division........................  1,298,154   $  1.22  $ 1,589,713    3.49%       0.75%        2.52%
   Scudder International Fund
     Division........................    194,467     13.49    2,623,701    0.40%       0.75%      -31.38%
Fidelity Variable Insurance
  Products Fund:
   Fidelity Equity Income Fund
     Division........................    175,187     28.63    5,015,623    1.47%       0.75%       -5.67%
   Fidelity Growth Fund Division.....    137,024     50.25    6,885,242    6.51%       0.75%      -18.29%
Fidelity Variable Insurance
  Products Fund II:
   Fidelity Index 500 Fund Division..     91,781    135.97   12,479,044    1.07%       0.75%      -12.76%
   Fidelity Contrafund Fund
     Division........................    312,843     25.49    7,972,956    0.74%       0.75%      -12.88%
Putnam Variable Trust:
   Putnam High Yield Fund Division...     70,681     13.27      937,643   12.93%       0.75%        3.11%
   Putnam Voyager Fund Division......     58,071     50.50    2,932,271    1.24%       0.75%      -22.82%
   Putnam Income Fund Division.......    132,369     16.79    2,222,620    6.42%       0.75%        6.74%
   Putnam New Opportunities Fund
     Division........................    143,856     22.29    3,206,609    0.00%       0.75%      -30.52%
T.R. Price Equity Series, Inc.:
   T.R. Price I New America Growth
     Fund Division...................    125,733     21.39    2,689,679    0.00%       0.75%      -13.92%
   T.R. Price I Personal Strategy
     Balanced Fund Division..........    175,981     19.14    3,368,858    2.99%       0.75%       -4.49%
T.R. Price Fixed Income Series, Inc.:
   T.R. Price II Limited-Term Bond
     Fund Division...................    239,242      6.22    1,491,373    5.47%       0.75%        6.51%
MFS Variable Insurance Trust:
   MFS Emerging Growth Fund
     Division........................    250,916     19.54    4,903,094    0.00%       0.75%      -34.03%

--------

  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.


 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                     PART C

                                OTHER INFORMATION

Item 27.   Exhibits

1. Board of Directors Resolutions.

     a) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (6)

2. Custodian Agreements. Not applicable.

3. Underwriting Contracts.

     a) Form of Underwriting Agreement between Paragon Life Insurance Company and General American Distributors, Inc. (8)

     b)   Form of Selling Agreement (2)

     c)   Commission Schedule for Morgan Stanley Policy (6)

     d) Commission Schedule for MFS, Putnam, Scudder, and Multi-Manager Policies (8)

4. Contracts.

     a) Form of Group Contract:

          1.   Scudder - (Group Contract 30020) (6)

          2.   Morgan Stanley - (Group Contract 30029) (6)

               Putnam

               MFS

          3. Multi-Manager (Group Contract 30037) (6)

     b) Proposed Form of Individual Policy and Policy Riders:

          1. Scudder - (Group Contract 30018) (6,3)

          2. Morgan Stanley - (Group Contract 30027) (6,3)

               Putnam

               MFS

          3. Multi-Manager (30045) (7)

     c) Proposed Form of Certificate and Certificate Riders:

          1.   Scudder - (Group Contract 30019) (6,3)

          2. Morgan Stanley - (Group Contract 30028) (6,3)

               Putnam

               MFS

          3. Multi-Manager (30036) (6,3)

          4. Multi-Manager (30044) (7)

          5. MET (30047) (1)

5. Applications.

     a)   Form of Application for Group Contract (10914) (4); (33906) (7)

     b) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (4)

     c) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (4); (33910) (7)

     d)   Form of Application for Spouse Insurance (Group Contract 10917) (4)

     e) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (4)

     f) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (4)

     g)   Form of Application for Spouse Insurance (Individual Policy 10354) (4)

     h) Form of Application Supplement for (Scudder Commissioned Policy, 33105) (6)

     i)   Form of Application Supplement for (Putnam Policy, 33114) (6)

     j)   Form of Application Supplement for (MFS Policy, 33115-20) (6)

     k)   Form of Application Supplement for (Morgan Stanley Policy, 33113) (6)

     l) Form of Application Supplement for (Multi-Manager Commissioned Policy, 33116) (6); (33135)(7)

     m) Form of Application Supplement--Conditional Interim Coverage Agreement (33909) (7)

6. Depositor's Certificate of Incorporation and By-Laws.

     a) Amended Charter and Articles of Incorporation of Paragon Life Insurance Company (2)

     b)   By-Laws of Paragon Life Insurance Company (2)


7. Reinsurance Contracts. (1)


8. Participation Agreements.

     a) Form of Participation Agreement with Scudder Variable Series I (2)

     b) Form of Participation Agreement with Putnam Variable Trust (2)

     c) Form of Participation Agreement with MFS Variable Insurance Trust (2)

     d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund (2)

     e) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II (2)

     f) Form of Participation Agreement with T. Rowe Price Equity Series, Inc.
          (5)

     g) Form of Participation Agreement with Morgan Stanley Variable Investment Series (6)

     h)   Form of Participation Agreement with Scudder Variable Series II (7)

     i)   Form of Participation Agreement with Metropolitan Series Fund, Inc.
          (8)

9. Administrative Contracts. Not applicable.

10. Other Material Contracts. Powers of Attorney (9)

11. Legal Opinion.

     a) Opinion of Gregg P. Hirsch, Esquire (1)

12.   Actuarial Opinion. Not Applicable

13.   Calculations. Not Applicable

14.   Other Opinions.

     a) Consent of Sutherland Asbill & Brennan LLP (1)

     b) Consent of Deloitte & Touche LLP (1)

15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Memorandum describing Paragon Life Insurance Company's issuance, transfer and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy (6)

----------

(1)  Filed here

(2) Incorporated herein by reference to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-80393) on September 1, 1999.

(3) Incorporated herein by reference to post-effective amendment number 12 to the Form S-6 registration statement (File No. 033-18341) filed on April 28, 2000 for the Policy and Certificate Riders only.

(4) Incorporated herein by reference to post-effective amendment number 12 to the Form S-6 registration statement (File No. 033-18341) filed on April 28, 2000.

(5) Incorporated herein by reference to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 033-36515) filed on February 26, 1999.

(6) Incorporated herein by reference to post-effective amendment number 12 to the Form S-6 registration statement (File No. 033-58796) filed on April 28, 2000.

(7) Incorporated herein by reference to post-effective amendment number 13 to the Form S-6 registration statement (File No. 033-18341) filed on April 25, 2001.

(8) Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 033-58796) filed on April 30, 2002.

(9) Incorporated herein by reference to post-effective amendment number 17 to Form N-6 registration statement (File No. 033-18341) filed on April 30, 2003.

Item 28.  Directors and Officers of the Depositor


     NAME AND PRINCIPAL BUSINESS ADDRESS                                          POSITION AND OFFICES WITH DEPOSITOR/1/
-------------------------------------------------------------------------------   -------------------------------------------------
EXECUTIVE OFFICERS/2/

Anthony F. Trani/3/ ...........................................................   President and Chief Executive Officer

Craig K. Nordyke/3/ ...........................................................   Executive Vice President and Chief Actuary

Michael J. McDermott/3/ .......................................................   Vice President--Sales

Matthew K. Duffy ..............................................................   Vice President and Chief Financial Officer

John R. Tremmel ...............................................................   Vice President--Operations and System Development

DIRECTORS/4/

Nicholas D. Latrenta ..........................................................   Senior Vice President--Institutional Business
                                                                                  Operations

Roy C. Albertalli .............................................................   Chief Counsel--Institutional Business and Banking

Craig J. Guiffre ..............................................................   Vice President - Institutional Marketing

Eugene Marks, Jr ..............................................................   Senior Vice President--Institutional Business
                                                                                  Operations

Stanley J. Talbi ..............................................................   Senior Vice President and Chief Financial
                                                                                  Officer--U.S. Insurance and Financial Services
                                                                                  Division

Michael W. Witwer .............................................................   Vice President--Life Products

----------
/1/ All positions listed for Officers are with Paragon Life Insurance Company.

/2/ The principal business address for each person listed is Paragon Life Insurance Company, 190 Carondelet Plaza, St. Louis, MO 63105.

/3/  Indicates Executive Officers who are also Directors.

/4/ All positions listed for Directors are with Metropolitan Life Insurance Company with the principal business address of One Madison Avenue, New York, NY 10010, except for Michael W. Witwer and Craig J.
     Guiffre--Metropolitan Life Insurance Company, 501 US Highway 22, Bridgewater, NJ 08807.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant (1)

Item 30.  Indemnification

     The By-Laws of Paragon Life Insurance Company provide, in part in Section 13 Article III, as follows:

                                   ARTICLE III

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

Section 13. "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter

     (a) Other Activity. General American Distributors is ("GAD") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended.

     (b) Management. The following information is furnished with respect to the officers and directors of GAD.


Name and Principal Business Address         Positions and Offices with GAD/(1)/
Officers
-----------------------------------         ------------------------------------
Richard V. Furlong/(2)//(3)/............    President
Richard D. Evans........................    Vice President
John E. Petersen........................    Vice President
Steven D. Anderson/(2)/.................    Vice President and CFO
Norman R. Lazarus.......................    Vice President - Compliance
Dennis J. Capriglione/(2)/..............    Secretary/Treasurer
James W. Koeger.........................    Assistant/Treasurer




----------


/(1)/ All positions listed for Officers are with General American Distributions,
      Inc., 700 Market Street, St. Louis, Missouri 63101, unless otherwise noted.
/(2)/ Indicates Officers who are also Directors.
/(3)/ Principal business address is Metropolitan Life Insurance Company, One
      Madison Avenue, New York, NY 10010.


(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


    (1)               (2)                  (3)                (4)               (5)
  NAME OF       NET UNDERWRITING
 PRINCIPAL        DISCOUNTS AND       COMPENSATION ON       BROKERAGE
UNDERWRITER        COMMISSIONS           REDEMPTION        COMMISSIONS       COMPENSATION
-----------     ----------------      ---------------      -----------       ------------
   GAD                $ 0                   $ 0                $ 0                $ *


* Fees of $42,000 provided to GAD to offset costs of administering Home Office registered representatives.

Item 32.  Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Paragon Life Insurance Company at 190 Carondelet Plaza, St. Louis, MO 63105.

Item 33.  Management Services

     All management contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Paragon Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the securities Act of 1933 and has duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of St. Louis and State of Missouri, on the 30th day of April, 2003.


                                               Separate Account B
                                        of Paragon Life Insurance Company
                                                  (Registrant)

Attest:                          By:
       -----------------------      -------------------------------------------
        Elizabeth A. Rich                       Anthony F. Trani
        Assistant Secretary           President and Chief Executive Officer

                                      By: Paragon Life Insurance Company
                                                   (Depositor)

Attest:                          By:
       -----------------------      -------------------------------------------
        Elizabeth A. Rich                       Anthony F. Trani
        Assistant Secretary           President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 30, 2003.


        SIGNATURES                                   TITLE
----------------------------     -----------------------------------------------


----------------------------     President, Chief Executive Officer and Director
      Anthony F. Trani                    (Principal Executive Officer)


----------------------------                Executive Vice President,
      Craig K. Nordyke                     Chief Actuary and Director


            *                              Vice President and Director
----------------------------
    Michael J. McDermott

            *                                        Director
----------------------------
    Nicholas D. Latrenta

            *                                        Director
----------------------------
     Roy C. Albertalli

            *                                        Director
----------------------------
     Craig J. Guiffre

            *                                        Director
----------------------------
     Eugene Marks, Jr.

            *                                        Director
----------------------------
     Stanley J. Talbi

            *                                        Director
----------------------------
     Michael W. Witwer

*By:

    -----------------------------
           Attorney-in-Fact
    Pursuant to Power of Attorney

                                  EXHIBIT INDEX

EXHIBITS
--------

(7)     Reinsurance Agreement
(11)(a) Opinion of Gregg P. Hirsch, Esquire
(14)(a) Consent of Sutherland Asbill & Brennan LLP
(14)(b) Consent of Deloitte & Touche LLP
(29)    Organizational Structure of MetLife, Inc. and Subsidiaries